                                                                   EXHIBIT 10.15
                                                                   -------------

                         WACHOVIA BANK OF GEORGIA, N.A.
                         PROTOTYPE DEFINED CONTRIBUTION
                            RETIREMENT PLAN AND TRUST

                              AMENDED AND RESTATED
                              --------------------

                              NON-STANDARDIZED FORM
                  PROFIT-SHARING PLAN ADOPTION AGREEMENT - 002

           THIS AGREEMENT made the 17th day of December, 1992, by and between ATLANTIC TELE-NETWORK, INC. (the "Employer"), having its principal office at [insert address] Chase Financial Center, Orange Grove, Christiansted, St. Croix, U.S.V.I. 00821, and WACHOVIA BANK OF GEORGIA, N.A. (the "Trustee"), a national banking association with its principal office at Suite 1001, 2 Peachtree Street, N.W., Atlanta, Georgia 30383, or such other location as may be designated by the Trustee;

                              W I T N E S S E T H:
                              -------------------

                  WHEREAS, the Employer desires to establish a profit-sharing retirement plan for the benefit of the Employer's eligible employees; and

                  WHEREAS, Wachovia Bank of Georgia, N.A., as sponsor, has created the Wachovia Bank of Georgia, N.A. Prototype Profit-Sharing Plan and Trust (Non-Standardized Form) (the "plan"), which is qualified as to form under
Section 401(a) of the Internal Revenue Code as evidenced by an opinion letter by the Commissioner of Revenue, dated March 12, 1990 (Serial No. D344777a);

                  NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                  Terms used in this Adoption Agreement shall have the same meaning as in the plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to join the plan for the benefit of its participants as referred to in the plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the plan and acknowledges receipt of a copy of the Trustee's fee schedule for its services hereunder and indicates acceptance thereof.

                  This Adoption Agreement may be used only in connection with the Wachovia Bank of Georgia, N.A. Prototype Defined Contribution Retirement Plan and Trust (Plan Document 01).

                  The Trustee will inform the Employer of any amendments to the plan as of the discontinuance or abandonment of the plan. For questions concerning the Plan, the Employer may call the Trustee at (404) 332-4238.

                                   ARTICLE II


                  The Employer hereby makes the following designations or elections for the purpose of the plan [Section references below correspond to Section references in the plan]:

                  1.3 ADJUSTMENT DATE: The accounts of participants shall be adjusted on the last day of each plan year and such other times as may be designated below [check any additional desired adjustment dates]:

                   X (a) The last day of each month during the plan year.
                 ---

                 ___  (b) The last day of each third month during the plan year.

                 ___  (c) The last day of each sixth month during the plan year.

                  1.10 COMPENSATION: The "compensation" of a participant (other than a participant who is a self-employed individual) shall mean each participant's [check only one]:

                 ___  (i) W-2 earnings

                   X (ii) Compensation (as that term is defined in Section
                 --- 22.5.2 of the plan for purposes of Section 415(c)(3) of the Code)

which is actually paid to the participant during [check only one]:

                   X   A. The plan year.

                  ___  B. The taxable year ending with or within the plan year.

                  ___  C. The limitation year ending with or within the plan year.

Notwithstanding the foregoing, compensation SHALL/SHALL NOT (strike one) include Employer contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the employees under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

For the purpose of Section 2.2, if a participant enters the plan during a plan year, his compensation for such plan year shall be the following [check desired choice]:

                   X   A. His compensation for the full plan year.
                  ---

                  ___  B. His compensation for the plan year following the date he enters the plan.

The compensation of a participant shall not include the following [check applicable exclusions] [NOTE: The Employer may not select any of the following exclusions if option (B) of Section 2.2 is chosen, and these exclusions shall not apply in any plan year in which the plan is top-heavy]:

                  ___  (a) Overtime

                   X   (b) Bonuses
                  ---

                   X   (c) Commissions
                  ---

                  ___  (d) Compensation in excess of $___

                  1.13 EFFECTIVE DATE: The effective date of the plan is January 1, 1993. [If this plan amends and supersedes a prior plan, complete the blank with the effective date of the amendment. See Section 15 for the effective date of the prior plan.]

                  1.14 ELIGIBLE EMPLOYEES: All employees shall be eligible employees except the following [check desired exclusions]:

                  ___  (a) Employees of an affiliated employer that is not a party to the plan.

                  ___  (b) Leased employees.

                   X   (c) Other:  Employees covered by a collective
                  ---
                                   bargaining agreement.

                  1.16 EMPLOYER: As of the effective date, the following affiliated employers are parties to the plan [list all employer-parties, including the Employer][:

                Name                        Address                  EIN
                ----                        -------                  ---
All affiliates of Employer              _______________
incorporated in the United States or    _______________            _______
its territories.

           ---------------              ---------------            -------
                                        ---------------

           ---------------              ---------------            -------
                                        ---------------

                  1.19 HOURS OF SERVICE: For purposes of the plan, hours of service for all employees shall be determined on the basis of the following method [check only one]:

                   X  A. On the basis of actual hours for which an employee is
                  ---    paid or entitled to payment.

                  ___ B. On the basis of days worked. An employee shall be
                         credited with 10 hours of service for a day if under
                         Section 1.19 of the plan he would be credited with at least one hour of service for the day.

                  ___ C. On the basis of weeks worked. An employee shall be
                         credited with 45 hours of service for a week if under
                         Section 1.19 of the plan he would be credited with at least one hour of service for the week.

                  ___ D. On the basis of semi-monthly payroll periods. An
                         employee shall be credited with 95 hours of service for such a payroll period if under Section 1.19 of the plan he would be credited with at least one hour of service for such payroll period.

                  ___ E. On the basis of calendar months worked. An employee shall be credited with 190 hours of service for a month if under Section 1.19 of the plan he would be credited with at least one hour of service for the month.

                  1.21 NET PROFIT: In determining its net profit for the purpose of determining the amount of the Employer's contribution to the plan, the Employer elects to [check desired choice, if any]:

                  ___  A.  Exclude a return on the net worth of the Employer of
                           _% of such net worth.

                  ___  B.  Exclude $____ from such net profit as computed for other purposes.

                  1.22 NORMAL RETIREMENT AGE: For each participant normal retirement age is [check one]:

                  ___  A.  Age _____ (not to exceed 65).

                   X  B. The later of age 65 (not to exceed 65) or the 5th (not
                  ---
                  to exceed the fifth) anniversary of the participation commencement date. The participation commencement date is the first day of the first plan year in which the participant commenced participation in the plan.

                  1.24  PAIRED PLANS:  This plan is not a paired plan.

                  1.25 ELIGIBILITY: The following provisions shall apply with respect to eligibility to participate in the plan (check either A or B, whichever is selected):

                  ___ A. An employee not otherwise a participant in the plan shall enter the plan as of the effective date of the plan, if he is in service on such date and has attained age __. Any other employee shall enter the plan on the date designated below which shall be applicable with respect to him [check desired choice and fill in the blanks]:

                           ___ (i) The first day of the plan year coincident with or next following the date he shall have both completed his first hour of service and attained age
                           ___.

                           ___ (ii) The first day of the month coincident with or next following the date he shall have both completed his first hour of service and attained age ___.

                           ___ (iii) The date he shall have both completed his first hour of service and attained age ___.

                           ___ (iv) The first day of the plan year in which he shall have both completed his first hour of service and attained age ___. [NOTE: This is a retroactive entry date.]

NOTE: In completing A above, the oldest age which an employee must attain as a condition to becoming a participant cannot exceed age 20 1/2. If there is no minimum age requirement, insert "O."

                   X B. An employee not otherwise a participant in the plan
                  ---
                  shall enter the plan as of the date designated below which shall be applicable with respect to him:

                           (i) The effective date of the plan, if the employee
                         is in service on such date and, as of such date, he has attained age 0 and completed 0 year(s) of service;

                           (ii) If the employee is not described in (i), check
                         (a) or (b) and fill in the blanks:

                               X   (a) The first day of the plan year or the
                              --- first day of the seventh month of the plan year coincident with or next following the date the employee has attained age 21 and completed 1 year(s)
                                                    --
                                       of service.

                              ___  (b) The first day of the plan year in which
                                       the employee has attained age and
                                       completed __ year(s) of service. [NOTE:
                                       This is a retroactive entry date.]

NOTE: In completing (i) and (ii), no more than 2 years of service shall be required, and no more than one year of service shall be required unless the Employer has elected to provide participants with immediate 100% vesting pursuant to (iii) of Section 5.2 of this Adoption Agreement; and the oldest age which an employee must attain as a condition to becoming a participant can not exceed age 21. If there is no minimum age requirement, insert "O."

                  1.26 PLAN: The name of the plan as applied to the Employer is the (See Below) [insert name of Employer] and the plan identification number of
     ---------
this plan as applied to the Employer is 004 [insert 3 digit plan number).

                           Atlantic Tele-Network, Inc.  Management
                           Employee Savings Plan

                  1.27 PLAN YEAR: The plan year shall be [check one and complete the appropriate blanks]:

                  ___ A. The 12 consecutive calendar month period ending on the last day of the month of __________, 19__, and each anniversary thereof.

                   X B. The 12 consecutive calendar month period which coincides
                  ---
                  with the limitation year.

                  1.30 SERVICE [check if desired]:  X  An employee shall be
                                                   ---
given credit for service with an employer prior to its becoming an affiliated employer.

                  1.33 STANDARDIZED FORM PLAN: This plan is not a standardized form plan.

                  2.1 EMPLOYER CONTRIBUTIONS: The Employer hereby selects the contribution provision or formula designated below [check one and fill in the appropriate blanks]:

                  ___ (i) Such amount out of the current or accumulated net profit of the Employer for such year as the Employer in its discretion shall determine.

                  ___ (ii) ___% of the net profit of the Employer for such year plus such additional amount, if any, out of the current or accumulated net profit of the Employer as the Employer in its discretion shall determine.

                  ___ (iii) An amount of the net profit of the Employer for such year determined as follows: ___% of the first $_______ of such net profit plus ___% of the next $_______ of such net profit, plus ___% of all such net profit over $_______.

                  ___ (iv) ___% of the net profit of the Employer for such year.

                   X (v) Such amount as the Employer in its discretion shall
                  ---
                  determine without regard to current or accumulated net profit.

No adjustment affecting net profit for any fiscal year of the Employer made subsequent to the filing of the federal income tax return of the Employer for such year, whether resulting from audit of the Employer's tax returns or otherwise, shall change the amount of the Employer's contribution for such year.

                  2.2 ALLOCATION OF EMPLOYER CONTRIBUTIONS: The contribution made by the Employer (including forfeitures as provided in Section 5.3) shall be allocated as of the adjustment date for which such contribution was made among the participants entitled to share therein (the "eligible participants") in the manner determined as follows [check one and fill in blank if applicable]:

                   X   A. The Employer contribution and forfeitures shall be
                  ---
                  allocated in the ratio that each eligible participant's compensation bears to the compensation for all eligible participants.

                  ___  B.   The Employer contribution and forfeitures shall be
                            allocated as follows:

                           (i) If the plan is top-heavy and the minimum allocation is required in this plan, there shall be allocated to the account of each eligible participant (including for this purpose each employee entitled to the minimum allocation provided in Section
                                      21.2.1 of the plan) the amount determined by multiplying the minimum allocation percentage times his compensation. [If the plan is not top-heavy or the minimum allocation is not required in this plan, go to paragraph (iii) below.]

                           (ii)       If any portion of the Employer
                                      contribution and forfeitures shall remain to be allocated, the remaining portion, not ex-ceeding the amount determined by multiplying the minimum allocation percentage times the excess compensation of eligible participants, shall be allocated in the ratio that each eligible participant's excess compensation bears to the excess compensation for all eligible participants.

                           (iii)      If any portion of the Employer
                                      contribution and forfeitures shall remain to be allocated, the remaining portion, not exceeding the amount determined by multiplying (a) times (b), where (a) is a percentage equal to the maximum profit-sharing disparity rate minus the minimum allocation percentage [if allocated pursuant to paragraph (i)] and
                                      (b) is the sum of the compensation plus
                                      the excess compensation of eligible
                                      participants, shall be allocated in the
                                      ratio that the sum of each eligible
                                      participant's compensation plus excess
                                      compensation bears to the sum of the
                                      compensation plus excess compensation for all eligible participants.

                           (iv)       If any portion of the Employer
                                      contributions or forfeitures shall remain to be allocated, the remaining portion shall be allocated in the ratio that the compensation of each eligible participant bears to the compensation for all eligible participants.

                  For this purpose, the following definitions shall apply:

                           (a) "Compensation" shall mean compensation as defined in Section 1.10.

                           (b)      "Excess compensation" shall mean
                                    compensation in excess of the integration level.

                           (c) "Integration level" shall mean (elect one and complete the blank):

                                    ___  (i)   the taxable wage base.

                                    ___  (ii)  $_______ (a dollar amount less
                                               than the taxable wage base).

                                    ___  (iii) ___% of the taxable wage base
                                               (not to exceed 100 %).

                           (d) "Maximum profit-sharing disparity rate" shall mean the lesser of 5.7%, or the applicable percentage determined in accordance with the following table:

(I) If the integration level is:

    more than          but not more than       the applicable
    _________          _________________       percentage is
                                               -------------
    $  0               X                       5.7%
    X of TWB           80% of TWB              4.3%
    80% of TWB         Y                       5.4%

    X  =     the greater of $10,000 or 20% of TWB
    Y  =     any amount more than 80% of TWB but
             less than 100% of TWB.

(II) If the integration level is equal to the taxable wage base, the applicable percentage is 5.7%.

                           (e) "Minimum allocation percentage" shall mean the percentage specified in Section 21.2.1 of the Adoption Agreement.

                           (f) "Taxable wage base" or "TWB" shall mean the maximum amount of earnings which may be considered wages for a year under Section 3121(a)(1) of the Code as in effect as of the first day of the plan year.

To be entitled to share in contributions by the Employer for any plan year, an employee must be a participant during such plan year, must not have a break in service during such plan year, and he must (check desired choice or choices, if any]:

                  ___  (i)          Have a year of service within the plan year.

                  ___  (ii)         Be in service on the last day of such plan
                                    year.

Provided, that neither of conditions (i) or (ii) shall apply with respect to a participant who shall retire or die while in service during such plan year.

                  3.1 CASH OR DEFERRED ARRANGEMENT [check if desired]: X The
                                                                      ---
plan shall include a Cash or Deferred Arrangement ("CODA") described in Section 401(k) of the Code.

                  3.2.1 ELECTIVE DEFERRALS: A participant may elect to have his compensation reduced by the following percentage or amount per pay period, or for a specified pay period or periods, as designated in-writing to the plan-administrator- [check any applicable options and fill in the appropriate blanks]:

                   X   (i)     An amount not in excess of 6% of the
                  ---          participant's compensation.

                  ___  (ii)    An amount not in excess of $___________.

The elective deferrals of a participant shall be subject to the following special provisions [complete the blanks below]:

                  A. An employee who is not otherwise eligible to participate in the plan shall be considered a participant solely for the purpose of making elective deferrals to the plan as of the first day of the MONTH/QWWOM (strike one) next following the date the employee X [check if desired, otherwise no waiting
                                   ---
                           period required] completes one year of service and attains age 21 [insert age not to exceed 21].
                                       --

                  B. A participant may elect to commence elective deferrals as of [insert any desired limitation]
                           ___________________________
                           _______________________________________. Such
                           election shall become effective as of the first full pay period following the receipt by the plan administrator of the participant's election to commence elective deferrals, or as soon as administratively feasible thereafter.

                  C. A participant's election to make elective deferrals pursuant to a salary reduction agreement shall remain in effect until modified or termi-
                           nated. A participant may modify the amount of elective deferrals as of [insert any desired
                           limitation) 1st day of each quarter                .
                                       ---------------------------------------
                           Such election shall become effective as of the first full pay period following the receipt by the plan administrator of the participant's election to modify elective deferrals, or as soon as administratively feasible thereafter.

                  3.2.3 ACTUAL DEFERRAL PERCENTAGE: Qualified matching contributions and qualified non-elective contributions may be taken into account as elective deferrals for purposes of calculating the actual deferral percentages. In determining elective deferrals for purposes of the ADP test, the Employer shall include [elect as appropriate]:

                   X   (i)     Qualified, matching contributions
                  ---

                  ___  (ii)    Qualified non-elective contributions

under this plan or any other plan of the Employer, as provided by regulations under the Code.

The amount of qualified matching contributions taken into account as elective deferrals for purposes of calculating the actual deferral percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be [elect as appropriate]:

                  ___  (i)     All such qualified matching contributions.

                   X   (ii)    Such qualified matching contributions that are
                  ---
                               needed to meet the actual deferral percentage test.

The amount of qualified non-elective contributions taken into account as elective deferrals for purposes of calculating the actual deferral percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be [elect as appropriate]:

                  ___  (i)     All such qualified non-elective contributions.

                  ___  (ii)    Such qualified non-elective contributions that
                               are needed to meet the actual deferral percentage test.

                  3.2.7 QUALIFIED NON-ELECTIVE CONTRIBUTIONS [check if desired]:
___ The Employer shall make qualified non-elective contributions to the plan. If the Employer does make such contributions to the plan, then the amount of such contributions for each plan year shall be [elect one]:

                  ___  (i)     ___% (not to exceed 15 %) of the compensation of
                               all participants eligible to share in the allocation.

                  ___  (ii)    ___% of the net profit of the Employer, but in no
                               event more than $ for any plan year.

                  ___  (iii)   An amount determined each plan year by the
                               Employer.

Allocation of qualified non-elective contributions shall be made to the accounts of (elect one]:

                  ___  (i)     All participants.

                  ___  (ii)    Only non-highly compensated participants.

Allocation of qualified non-elective contributions shall be made [elect one]:

                  ___  (i)     In the ratio which each participant's
                               compensation for the plan year bears to the total compensation of all participants for such plan year.

                  ___  (ii)    In the ratio which each participant's
                               compensation not in excess of $.. for the plan year bears to the total compensation of all participants not in excess of $____ for such plan year.

                  3.3 EMPLOYEE CONTRIBUTIONS [check if desired): X  The Employer
                                                                ---
shall permit participants to make employee contributions as provided in plan.

                  3.4.1 MATCHING CONTRIBUTIONS [check if desired]: X
                                                                  ---
The Employer shall make matching contributions to the plan. If the Employer does make such contributions to the plan, then the Employer shall make matching contributions to the plan on behalf of [elect one]:

                   X   (i)              All participants
                  ---

                  ___  (ii)             All participants who are non-highly
compensated employees who have satisfied the eligibility requirement specified in [elect one]:

                   X   (i)              Section 1.25 of this Adoption Agreement
                  ---

                  ___  (ii)             Section 3.2.1(A) of this Agreement

who make [elect one or both]:

                   X   (i)              Elective deferrals
                  ---

                  ___  (ii)             Employee contributions

to the plan, and who [elect one or both, if desired]:

                  ___  (y)              Have a year of service within the plan
                                        year.

                   X   (z)              Are in service on the last day of such
                  ---                   plan year.

Provided, that neither of conditions (y) or (z) shall apply with respect to a participant who shall retire or die while in service during such plan year.

The Employer shall contribute and allocate to each participant's matching contribution account an amount equal to:

                   X   (i)              50 % of the participant's elective
                  ---                   deferrals.

                  ___  (ii)             ___% of the participant's employee
                                        contributions.

                  ___  (iii)            An amount.-. determined each plan year
                                        by the Employer.

The Employer shall not match amounts provided above in excess of $___ or in excess of 6 %, of the participant's compensation.

                  3.4.2 QUALIFIED MATCHING CONTRIBUTIONS [check if desired]: X
                                                                            ---
The Employer shall make qualified matching contributions to the plan. If the Employer does make such contributions to the plan, then the Employer shall make qualified matching contributions to the plan on behalf of [elect one]:

                   X   (i)              All participants
                  ---

                  ___  (ii)             All participants who are non-highly
                                        compensated employees

who make [elect one or both]:

                   X   (i)              Elective deferrals
                  ---

                  ___  (ii)             Employee contributions

to the plan, and who [elect one or both, if desired]:

                  ___  (y)              Have a year of service within the plan
                                        year.

                   X   (z)              Are in service on the last day of such
                  ---                   plan year.

Provided, that neither of conditions (y) or (z) shall apply with respect to a participant who shall retire or die while in service during such plan year.

The Employer shall contribute and allocate to each participant's qualified matching contribution account an amount equal to:

                  ___  (i)              ___% of the participant's elective
                                        deferrals.

                  ___  (ii)             ___% of the participant's employee
                                        contributions.

                   X   (iii)            An amount determined each plan year by
                  ---                   the Employer.

The Employer shall not match amounts provided above in excess of $_______, or in excess of ___% of the participant's compensation.

                  3.4.4 VESTING OF MATCHING CONTRIBUTIONS: Matching contributions will be vested in accordance with the following schedule [elect one]:

                  ___  (i)              Nonforfeitable when made.

                   X   (ii)             The vesting schedule described in
                  ---                   Section 5.2.

                  3.4.5 FORFEITURE OF MATCHING CONTRIBUTIONS: Matching contributions which are forfeited as provided in Section 5.3 shall be treated as follows [elect one]:

                  ___  (i)              Such forfeitures shall be reallocated
                                        among all participants in the same
                                        manner as any Employer contribution is
                                        allocated as provided in Section 2.2.

                  ___  (ii)             Such forfeitures shall be combined with
                                        any matching contribution made by the
                                        Employer and allocated to all
                                        participants entitled to share in the
                                        matching contribution as provided in
                                        Section 3.4.1.

                   X                    (iii) Such forfeitures shall be used to
                  ---                   reduce the amount of the matching
                                        contribution which the Employer is
                                        otherwise obligated to make under
                                        Section 3.4.1.

                  3.5 AVERAGE CONTRIBUTION PERCENTAGE: In computing the average contribution percentage, the Employer shall take into account and include as contribution percentage amounts:

                   X   (i)              Elective deferrals
                  ---

                  ___  (ii)             Qualified non-elective contributions

under this plan or any other plan of the Employer, as provided by regulations.

The amount of qualified non-elective contributions that are taken into account as contribution percentage amounts for purposes of calculating the average contribution percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be:

                  ___  (i)              All such qualified non-elective
                                        contributions.

                  ___ (ii) Such qualified non-elective contributions that are needed to meet the average contribution percentage test.

                  The amount of elective deferrals taken into account as contribution percentage amounts for purposes of calculating the average contribution percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be:

                  ___  (i)              All such elective deferrals.

                   X   (ii)             Such elective deferrals that are needed
                  ---                   to meet the average contribution
                                        percentage test.

Forfeitures of excess aggregate contributions shall be:

                   X   (i)              Applied to reduce Employer
                  ---                   contributions.

                  ___  (ii)             Allocated, after all other forfeitures
                                        under the plan, to each participant's
                                        matching contribution account in the
                                        ratio which each participant's
                                        compensation for the plan year bears to
                                        the total compensation of all
                                        participants for such plan year. Such
                                        forfeitures will not be allocated to the account of any highly compensated employee.

                  3.6 LIMITATIONS ON DISTRIBUTIONS: Elective deferrals, qualified nonelective contributions and income allocable to such amounts shall be distributable upon termination of service, death, or disability, as defined in the plan, and, in addition [elect options, if any]:

                   X   (i)              Termination of the plan without the
                  ---                   establishment of another defined
                                        contribution plan.

                  ___  (ii)             The disposition by the Employer to an
                                        unrelated corporation of substantially
                                        all of the assets (within the meaning of section 409(d)(2) of the Code) used in a trade or business of the Employer if such corporation continues to maintain this plan after the disposition, but only with respect to employees who continue employment with the corporation acquiring such assets.

                  ___  (iii)            The disposition by the Employer to an
                                        unrelated entity of the Employer's
                                        interest in a subsidiary (within the
                                        meaning of section 409(d)(3) of the
                                        Code) if such entity continues to
                                        maintain this plan, but only with
                                        respect to employees who continue
                                        employment with such subsidiary.

                   X   (iv)             The attainment of age 59 1/2 of the
                  ---                   participant.

                   X   (v)              The hardship of the participant as
                  ---                   described in Section 3.6.2 of the plan.

All distributions that may be made pursuant to one or more of the foregoing distributable events are subject to the spousal and participant consent requirements (if applicable) contained in Sections 401(a)(11) and 417 of the Code.

                  4.4 EARLY RETIREMENT (check if desired]: X The Employer elects
                                                          ---
to provide for early retirement. If early retirement is to be permitted, it shall be subject to the following eligibility requirements [check (i), (ii) or
(iii) as desired and fill in appropriate blanks]:

                  ___  (i)              Completion of ___ years of service.

                  ___  (ii)             Attainment of age

                   X   (iii)            Completion of  5   years of service and
                  ---                                 ---
                                        attainment of age 55
                                                         ----

                  4.5.1 TERMINATION OF SERVICE: A participant who terminates service before he is eligible to retire may elect to receive a distribution of his vested accrued benefit as of the adjustment date specified below (the "termination adjustment date") [check one]:

                   X   (i)              The adjustment date coincident with or
                  ---                   next following the termination of the
                                        participant.

                  ___  (ii)             The adjustment date coincident with the
                                        close of the plan year in which the
                                        participant incurs his FIRST/FIFTH
                                        (strike one) consecutive break in
                                        service.

                  ___  (iii)            The adjustment date coincident with or
                                        next following the normal retirement
                                        date of the participant.

                  ___  (iv)             The adjustment date next preceding the
                                        termination of the participant. This
                                        option may only be elected if included
                                        in a prior plan.]

NOTE: A prior plan cannot be amended to eliminate or reduce an existing optional form of benefit, including payment schedule, time of commencement, and medium of distribution.

                  4.5.3 DEFERRED PAYMENT ACCOUNT [check if desired]: The Trustee shall segregate for investment purposes the vested accrued benefit of a terminated participant as provided in Section 4.5.3 of the plan.

                  4.7 JOINT AND SURVIVOR ANNUITY REQUIREMENTS [check if desired]: ___ The requirements of Section 4.7 of the plan shall apply notwithstanding the provisions of Section 4.7.5 of the plan.

                  4.7.3 QUALIFIED JOINT AND SURVIVOR ANNUITY [check if desired]:
The amount of the survivor annuity shall be 100% of the amount payable during the joint lives of the participant and his spouse. [If not checked, the percentage of the survivor annuity shall be 50%.)

                  4.11 OPTIONAL WITHDRAWALS [check if desired]: ____ The Employer elects to permit optional withdrawals by a plan participant from his Employer contribution account while in the employment of the Employer as provided in Section 4.11 of the plan, and subject to the provisions thereof. [If option B of Section 2.2 above was chosen, this plan does not permit optional withdrawals.

                  4.12 LOANS [check if desired): X The Employer elects to permit
                                                ---
loans to participants or beneficiaries (other than owner-employees or shareholder-employees) as provided in Section 4.12 of the Plan, and subject to the provisions thereof.

                  4.12.7 DEFAULT [this section shall apply only if loans are permitted under the plan]: If an event of default shall occur with respect to a borrowing participant or beneficiary, the entire unpaid principal amount of the note plus accrued and unpaid interest shall immediately become due and payable, and such unpaid principal and interest shall bear interest at a rate 2 percentage points greater than the rate set forth in the note. All such interest shall be treated as income of the trust and shall be allocated among the accounts of the participants as of such adjustment date in accordance with the provisions of Section 6. Unless such unpaid principal and interest are paid on or prior to the adjustment date next following such default, such unpaid principal and interest shall be charged against his vested accrued benefit as a payment therefrom to the extent permitted under the plan. If such unpaid principal and interest shall exceed the amount of the defaulting participant's or beneficiary's vested accrued benefit, all or any part of any additional security pledged by the participant or beneficiary to secure the loan may, in the discretion of the Committee, be sold at private or public sale. The proceeds of such sale shall be applied first to pay the expenses of conducting the sale, including reasonable attorneys' fees, and then to pay any sums due from the borrowing participant or beneficiary to the trust, with such payment to be applied first to accrued interest and then to principal. The participant or beneficiary shall remain liable for any deficiency, and any surplus remaining shall be payable to the borrowing participant or beneficiary. No distribution to which such participant or beneficiary is entitled under the plan shall be made to such participant or beneficiary unless and until all unpaid loans, including interest thereon, have been satisfied. If any portion of the Employer contribution account of a participant is applied to repay a loan pursuant to this Section 4.12.7 at a time when he is not fully vested in such account and he may increase the nonforfeitable percentage in such account, at any subsequent relevant time the participant's nonforfeitable portion of the Employer contribution account shall be not less than an amount ("X") determined by the formula: X = P (AB + D) - D. For purposes of applying the formula: P is the nonforfeitable percentage at the relevant time; AB is the account balance in the Employer contribution account at the relevant time; D is the amount of the participant's Employer contribution account applied to repay the loan; and the rele-vant time is the time under the plan at which the nonforfeitable percentage of his account balance cannot increase.

                  5.2 VESTING: The nonforfeitable percentage of each participant in his accrued benefit attributable to Employer contributions and forfeitures shall be as follows [check (i), (ii), (iii) or (iv)]:

     ___  (i)              100% vesting after ___ (not to exceed 5) years of
                           service.

     ___  (ii)             Number of Years of             Vested
                            Service                     Percentage
                            -------                     ----------

                           Less than 3                            0%
                           3                                     20%
                           4                                     40%
                           5                                     60%
                           6                                     80%
                           7 or more                            100%
     ___  (iii)            immediate 100% vesting.

      X   (iv)             Number of Years of             Vested
     ---                    Service                     Percentage
                            -------                     ----------

                           Less than 1                       0
                                                           ---
                                     1                      20
                                                           ---
                                     2                      40
                                                           ---
                                     3                      60  (at least 20%)
                                                           ----
                                     4                      80  (at least 40%)
                                                           ----
                                     5                     100  (at least 60%)
                                                           ----
                                     6                          (at least 80%)
                                                           ----
                                     7 or more              100%
                                                           -----

                  5.2.2 YEARS OF SERVICE FOR VESTING: All years of service with the Employer are counted to determine the vested percentage in the participant's accrued benefit derived from Employer contributions except [check desired exclusions, if any]:

                   X   A.           Years of service before age _ [not to
                  ---               exceed age 18].

                  ___  B.           Years of service during a period for which
                                    the participant made no mandatory
                                    contributions, if required.

                  ___  C.           Years of service before the Employer
                                    maintained this plan (including a prior plan within the meaning of Section 15, if applicable), subject to the provisions of
                                    Section 5.2 and 15.

                  ___  D.           Years of service before January 1, 1971,
                                    unless the employee has had at least 3 years of service after December 31, 1970.

                  ___  E.           Years of service before the effective date
                                    of ERISA if such service would have been disregarded under the break in service rules of a prior plan in effect from time to time before such date. For this purpose, break in service rules are rules which result in the loss of prior vesting or benefit accruals, or which deny an employee eligibility to participate, by reason of separation or failure to complete a required period of service within a specified period of time.

                  5.3 FORFEITURES: In the case of a participant who shall forfeit a portion of his accrued benefit as of the adjustment date provided in
Section 5.3 of the plan, the portion of his accrued benefit so forfeited shall be combined with the amounts forfeited by all other such participants as of such adjustment date, and the aggregate of such forfeitures shall be reallocated among all participants who are entitled to share in the Employer contribution for the plan year ending on such adjustment date in the same manner as the Employer contribution is allocated as provided in Section 2.2. Notwithstanding the foregoing, forfeitures shall only be allocated for the benefit of employees of the Employer who adopted this plan.

                  7. PLAN ADMINISTRATION: The plan administrator shall be [check desired choice]:

                   X   A.           The Chairman of the Committee; or
                  ---

                  ___  B.           Other [insert title or other description]:
                                    ______________________.

The business telephone number of the plan administrator is (809) 775-8724.

In the event there shall be more than one employer-party to the plan, the Committee shall be appointed by the Board of _________. [Insert name of one employer-party.]

 X  The Committee hereby delegates to the Trustee all responsibility for
---
accounting for the accrued benefits of participants [check if desired].

                  15. PRIOR PLAN [check if applicable]: X  This plan amends and
                                                       ---
supersedes a previously existing defined contribution plan as described in
Section 15 of the plan. The effective date of the prior plan was 8/1/88.
                                                                 ------

                  20. PURCHASE OF INSURANCE POLICIES [check if desired]: ___ The Employer elects to permit each participant, acting through the Committee, to direct the Trustee to invest assets of the trust in life insurance as provided in Section 20 of the plan.

                  21.1.4 CUMULATIVE ACCRUED BENEFIT: For purposes of establishing present value to compute the cumulative accrued benefit, any benefit shall be discounted only for mortality and interest based on the following [not applicable if the Employer has not maintained a defined benefit plan for the current or 4 preceding plan years]:

                  Interest rate _________%

                  Mortality table _______

                  21.2.1 MINIMUM ALLOCATION: For purposes of minimum top-heavy allocations, contributions and forfeitures equal to 0 % of each non-key
                                                   ---
employee's compensation will be allocated to the employee's account when the plan is top-heavy. [Employer must insert a percentage that is not less than 3%; provided that "0" may be inserted if the minimum allocation will be provided to participants under any other plan or plans of the Employer. If permitted pursuant to Section 21.2.1 of the plan, such percentage shall in no event exceed the largest percentage of Employer contributions and forfeitures allocated on behalf of any key employee. The Employer may attach additional provisions as necessary to satisfy Section 416 of the Code because of the required aggregation of multiple plans.]

                  21.2.2 MINIMUM VESTING SCHEDULE [complete this section only if a vesting schedule other than option (iii) of Section 5.2 above was selected]:
For any plan year in which the plan is top-heavy, the nonforfeitable percentage of each par-ticipant in his accrued benefit attributable to Employer contributions shall be determined on the basis of the following [check one]:

     ___  (i)              100% vesting after ___ (not to exceed 3)
                           years of service.

     ___  (ii)             Number of Years of              Vesting
                               Service                    Percentage
                           ------------------             ----------
                           Less than 2                         0%
                                     2                        20%
                                     3                        40%
                                     4                        60%
                                     5                        80%
                                     6 or more               100%

                  22. LIMITATIONS ON ALLOCATIONS: In administering the plan, the following special provisions shall apply [the Employer must complete this
Section 22 if it maintains or ever maintained another qualified plan in which any participant in this plan is (or was) a participant; or if it maintains a welfare benefit fund as defined in Section 419(e) of the Code, or an individual medical account as defined in Section 415(l)(2) of the Code, under which amounts are treated as annual additions with respect to any participant in this plan]:

                  22.1.4 If as a result of the allocation of forfeitures, an error in estimating a participant's compensation, or other limited facts and circumstances, the maximum permissible amount would be exceeded for any limitation year, such excess amount with respect to a participant for such limitation year shall be disposed of in the following order:

                  (a) Any nondeductible employee contributions (and any gains attributable thereto) to the extent of such excess shall be returned to the participant.

                  (b) If further reductions are necessary, then such participant's share of the Employer contribution for the limitation year shall be reduced to the extent of such remaining excess. The amount of the reduction shall be reallocated among the remaining participants in the ratio which each of such participant's compensation during the limitation year in question bears to the aggregate compensation of all such participants during such limitation year and before any nondeductible employee contributions or Employer Contributions for such limitation year are al-located. If all of the amount of such reduction cannot be reallocated without causing the account of each other participant to exceed the maximum permissible amount, then such remaining amount shall be credited to a separate special account, designated as the "suspense account."

                  (c) If further reductions are necessary, then such participant's share of the forfeitures for the limitation year shall be reduced to the extent of such remaining excess. The amount of such reduction shall be reallocated among the remaining participants in the ratio which such participant's compensation during the limitation year in question bears to the aggregate compensation of all such participants during such limitation year and before any nondeductible employee contributions or Employer contributions for such limitation year are allocated. If all of the amount of such reduction cannot be reallocated without causing the account of each other participant to exceed the maximum permissible amount, then such remaining amount shall be credited to the suspense account established pursuant to (b) immediately preceding.

                  (d) The suspense account shall contain the excess amounts of Employer contributions and forfeitures from all limitation years. Such excess amounts shall be allocated for each succeeding limitation year among the accounts of participants in the ratio, which each of such participant's compensation for the limitation year in question bears to the aggregate compensation of all such participants during such limitation year and before any nondeductible employee contributions or Employer contributions for such year are allocated. The suspense account shall be adjusted annually for additions thereto and distributions therefrom and for any net income or net loss attributable thereto. In the event the plan is terminated, any balance in the suspense account shall be returned to the Employer.

                  22.3 If the participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan [check one]:

          X The provisions of Section 22.2.1 through 22.2.6 will apply as if the
         ---
         other plan were a master or prototype plan.

         ___ [Provide the method under which the plans will limit total annual additions to the maximum permissi-ble amount, and will properly reduce any excess amounts, in a manner that precludes Employer discretion].

                  22.4 If the participant is or has ever been a participant in a defined benefit plan maintained by the Employer [Employer must insert provision which satisfies 1.0 limitation of Section 415(e) of the Code. See Treasury Regulation Section 1.415-1 for guidance.]: See Exhibit A attached
                                           -------------------------------------
--------------------------------------------------------------------------------

                  22.5.9 The limitation year is the following 12 consecutive month period: calendar year.
              -------- ----

                  23. PARTICIPANT DIRECTING INVESTMENT [check if desired]: X The Employer elects to permit each participant, acting through the Committee, to direct the Trustee as to the investment or reinvestment of his account as provided in [check either or both, if desired]:

                   X       Section 23.1 of the plan.
                  ---

                  ___ Section 23.2 of the plan. [Section 23.2 of the plan shall not apply to an unincorporated employer.]

If the Employer has elected this Section 23, the participant may direct the investment of [elect one]:

                   X       A.       his entire account.
                  ---

                  ___      B.       his elective deferral account described in
                                    Section 3.2.8 only.

                  ___      C.       the following separate accounts which are a
                                    part of his entire account [elect one or more as desired]:

                                    ___ (i)   the Employer contribution account
                                       described in Section 2.2;

                                    ___ (ii)  the deductible contribution
                                       account described in Section 2.4;

                                    ___ (iii) the mandatory contribution
                                       account described in Section 2.5;

                                    ___ (iv)  the elective deferral account
                                      described in Section 3.2.8;

                                    ___ (v)   the qualified non-elective
                                      contribution account described in
                                      Section 3.2.8;

                                    ___ (vi)  the employee contribution account
                                      described in Section 3.3.3;

                                    ___ (vii)  the matching contribution
                                      account described in Section 3.4.3;

                                    ___ (viii) the qualified matching
                                      contribution account described in Section
                                      3.4.3;

                                    ___ (ix)   the rollover account described
                                      in Section 16; and

                                    ___ (x)    the direct transfer account
                                      described in Section 17.

NOTE: THIS IS AN IMPORTANT DOCUMENT HAVING COMPLEX TAX AND OTHER LEGAL IMPLICATIONS. THE SPONSOR HEREBY ADVISES THAT THE EMPLOYER CONSULT WITH ITS OWN ATTORNEY BEFORE SIGNING.

                  IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto on the day and year first above stated.

                                    Atlantic Tele-Network, Inc.
                                    ----------------------------------
                                            NAME OF EMPLOYER

                                       /s/ James J. Heying
                                    By:_________________________________________
                                       PRESIDENT, PARTNER, OR SOLE PROPRIETOR
                                       James J. Heying, Chief Financial Officer

Attest/Witness:
/s/ Eling Joseph
-------------------

[Corporate Seal]

                                    WACHOVIA BANK OF GEORGIA, N.A.

                                       /s/ M. Sopp, Vice President
                                    By:_________________________________________
                                            AUTHORIZED OFFICER

Attest/Witness:
/s/ Barbara W. Chope
--------------------
ASSISTANT SECRETARY

[Corporate Seal]

                  NOTE: The Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this plan is qualified under Section 401 of the Code. If the Employer wishes to obtain reliance that the plan is qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue. Failure to properly complete the Adoption Agreement may result in the disqualification of the plan.

                                    EXHIBIT A

                            COMBINED PLAN LIMITATION

          The Employer shall reduce its contributions under the defined contribution plan to the extent necessary to prevent the sum of the following fractions, computed as of the close of the Limitation Year, from exceeding 1.0:

                   Projected Annual Benefit of the Participant
                         under the defined benefit plan
--------------------------------------------------------------------------------
  The lessor of (i) 125% of the Participant's dollar limitation in effect under Code Section 415(b)(1)(A) for the Limitation Year, or (ii) 1.4 times the Participant's average Compensation limitation under Section 3.05 plus

the sum of the Annual Additions to the Participant's Account under the defined contribution plan(s) as of the close
                             of the Limitation Year
--------------------------------------------------------------------------------
            the sum of the lesser of the following amounts determined
           for the Limitation Year and for each prior Year of Service with the Employer: (i) 125% of the dollar limitation in effect under Code Section 415(c)(1)(A) for the Limitation Year
          (determined without regard to the special dollar limitations for employee stock ownership plans), or (ii) 35% of the
               Participant's Compensation for the Limitation Year

          The Advisory Committee shall determine the denominator of the first fraction by taking into account the years of participation and the years of service the Advisory Committee reasonably can project the Participant will have at the time his Projected Annual Benefit is payable. The Advisory Committee may use on a uniform basis any transitional rules prescribed by law to compute the Participant's fractions. The denominator of the first fraction shall not be less than 125% of the Participant's Current Accrued Benefit (as determined under
Section 3.05). For purposes of the second fraction, the Advisory Committee shall not recompute Annual Additions in Limitation Years beginning prior to January 1, 1987, to treat all Employee contributions as Annual Additions. If the plan satisfied Code Section 415 for Limitation Years beginning prior to January 1, 1987, the Advisory Committee will redetermine the fractions as of the end of the last Limitation Year beginning before January 1, 1987, in accordance with this
Section 3.07. If the sum of the redetermined fractions exceeds 1.0, the Advisory Committee will subtract permanently from the numerator of the second fraction an amount equal to the product of (1) the excess of the sum of the fractions over 1.0, times (2) the denominator of the second fraction. In making the adjustment, the Advisory Committee shall disregard any Accrued Benefit in excess of the Current Accrued Benefit.

                         WACHOVIA BANK OF GEORGIA, N.A.

                         PROTOTYPE DEFINED CONTRIBUTION

                            RETIREMENT PLAN AND TRUST

                               TABLE OF CONTENTS

                        WACHOVIA BANK OF GEORGIA, N.A.
                        PROTOTYPE DEFINED CONTRIBUTION
                           RETIREMENT PLAN AND TRUST

                                                                         Page
                                                                         ----
Section 1.  Definitions:.................................................  1
Section 2.  Contributions to the Trust and Allocation Thereof:........... 15
           2.1.  Employer contributions.................................. 15
           2.2.  Allocation of Employer contributions.................... 15
           2.3.  Voluntary nondeductible employee contributions.......... 16
           2.4.  Voluntary deductible employee contributions............. 16
           2.5.  Mandatory employee contributions........................ 16
Section 3. Cash or Deferred Arrangement:................................. 17
           3.1.  General................................................. 17
           3.2.  Elective deferrals...................................... 17
           3.3.  Employee contributions.................................. 23
           3.4.  Matching contributions.................................. 24
           3.5.  Limitations on matching contributions and employee
                           contributions................................. 25
           3.6.  Special distribution rules.............................. 28
           3.7.  Top-heavy requirements.................................. 30
           3.8.  Definitions............................................. 30
Section 4.  Retirement; Termination of Service; Death:................... 33
           4.1.  Normal retirement....................................... 33
           4.2.  Delayed retirement...................................... 33
           4.3.  Disability.............................................. 33
           4.4.  Early retirement........................................ 33
           4.5.  Termination of service.................................. 34
           4.6.  Distribution requirements............................... 35
           4.7.  Joint and survivor annuity requirements................. 45
           4.8.  Small amount............................................ 52
           4.9.  Interim payments........................................ 53
           4.10.  Continued share in profits or losses of trust fund..... 53
           4.11.  Optional withdrawals................................... 53
           4.12.  Loans.................................................. 54
Section 5. Vesting:...................................................... 56
Section 6. Accounts of Participants:..................................... 59
Section 7. Administration by Committee:.................................. 60

                                                                         Page
                                                                         ----


Section 8.  Management of Funds and Amendment or Termination of Plan:.... 63
Section 9.  Allocation of Responsibilities Among Named Fiduciaries:...... 65
Section 10. Benefits Not Assignable; Facility of Payments:............... 67
Section 11. Beneficiary:................................................. 68
Section 12. Termination of Plan and Trust; Removal of Trustee; Merger or
               Consolidation of Plan:.................................... 68
            12.1.  Complete termination.................................. 68
            12.2.  Partial termination................................... 69
            12.3.  Removal and resignation of Trustee.................... 69
            12.4.  Merger or consolidation............................... 69
Section 13. Communication to Participants:............................... 70
Section 14. Claims Procedure:............................................ 70
Section 15. Previously Existing Qualified Plans of the Employer:......... 72
Section 16. Special Provisions Relating to Transfers From Qualified
               Plans:.................................................... 72
Section 17. Rollovers:................................................... 73
Section 18. Trust Provisions:............................................ 75
            18.1.  Trustee's powers...................................... 75
            18.2.  Accountings........................................... 81
            18.3.  Compensation of Trustee............................... 82
            18.4.  Responsibilities and scope of duties of Trustee....... 82
            18.5.  Failure to direct Trustee............................. 83
Section 19. Qualification of Plan:....................................... 83
Section 20. Purchase of Insurance Policies:.............................. 84
Section 21. Special Top-Heavy Provisions:................................ 86
Section 22. Limitations on Allocations:.................................. 91
Section 23. Participant Directing Investment:............................ 98
Section 24. Miscellaneous Provisions:....................................104

                         WACHOVIA BANK OF GEORGIA, N.A.
                         PROTOTYPE DEFINED CONTRIBUTION

                            RETIREMENT PLAN AND TRUST

                                  PLAN DOCUMENT

          Section 1.       Definitions:
          ---------        -----------

          As used in the plan, including this Section 1, references to one gender shall include the other and, unless otherwise indicated by the context:

          1.1. "Account" shall mean the aggregate of the separate accounts to be kept with respect to each participant. To the extent applicable, such separate accounts shall include the following:

      (i)     the Employer contribution account described in Section 2.2;

     (ii)     the deductible contribution account described in Section 2.4;

    (iii)     the mandatory contribution account described in Section 2.5;

     (iv)     the elective deferral account described in Section 3.2.8;

      (v)     the qualified non-elective contribution account described in
              Section 3.2.8;

     (vi)     the employee contribution account described in Section 3.3.3;

    (vii)     the matching contribution account described in Section 3.4.3;

   (viii)     the qualified matching contribution account described in Section
              3.4.3;

     (ix)     the rollover account described in Section 16; and

      (x)     the direct transfer account described in Section 17.

          1.2. "Accrued benefit" shall mean with respect to each participant the balance in his account as of the applicable adjustment date following adjustment thereof as provided in Section 6.

          1.3. "Adjustment date" shall mean the last day of each plan year, and such other times as shall be designated in the Adoption Agreement.

          1.4. "Adoption Agreement" shall mean the written agreement pursuant to which the Employer adopts the plan, which agreement shall be between the Employer and the Trustee. The Adoption Agreement is a part of the plan as applied to the Employer.

          1.5. "Affiliated employer" shall mean (i) any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Employer; (ii) any trade or business (whether or not incorporated) that is under common control (as defined in Section 414(c) of the Code) with the Employer; (iii) any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in
Section 414(m) of the Code) which includes the Employer; and (iv) any other entity required to be aggregated with the Employer pursuant to regulations prescribed by the Secretary of the Treasury under Section 414(o) of the Code.

          1.6. "Board" shall mean the Board of Directors of the Employer if the Employer is a corporation. If the Employer is an unincorporated employer, "Board" shall mean the Employer.

          1.7. A "break in service," as applied to the service of an employee, shall mean a designated 12 consecutive calendar month period (a "computation period") in which the employee shall not have completed more than 500 hours of service. Such period shall be the plan year unless otherwise specifically provided herein.

          1.8. "Code" shall mean the Internal Revenue Code of 1986 and rules and regulations issued thereunder.

          1.9. "Committee" shall mean the administrative committee provided for in Section 7.

          1.10. "Compensation" shall mean all of each participant's (i) W-2 earnings or (ii) compensation (as that term is defined in Section 415(c)(3) of the Code) as elected by the Em-ployer in the Adoption Agreement. For any self-employed individual covered under the plan, "compensation" shall mean earned income. Compensation shall include only that compensation which is actually paid to the participant during the applicable period. Except as otherwise provided in the plan, the applicable period shall be the period elected by the Employer in the Adoption Agreement. If the Employer makes no election, the applicable period shall be the plan year. Notwithstanding the foregoing, if elected by the Employer in the Adoption Agreement, compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the employee under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code. The annual compensation of each participant taken into account under the plan year for any year beginning on or after January 1, 1989 shall not exceed $200,000, as adjusted at the same time and in the same manner as under
Section 415(d) of the Code. In determining the compensation of a participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except that in applying such rules, the term "family" shall include only the spouse of the participant and any lineal descendants of the participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of compensation up to the integration level if this plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's compensation as determined under this Section 1.10 prior to the application of this limitation.

          1.11. "Disability" shall mean the inability to engage in any gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which can be expected to last for a continuous period of not less than 12 months. The determination of the existence or nonexistence of disability shall be made by the Committee in a nondiscriminatory manner pursuant to a medical examination by a medical doctor selected or approved by the Committee.

          1.12. "Earned income" shall mean the net earnings from self-employment in the trade or business with respect to which the plan is established for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Em-ployer to a qualified plan to the extent deductible by the Employer under
Section 404 of the Code. Net earnings shall be determined with regard to the deduction allowed to the Employer by Section 164(f) of the Code for taxable years beginning after December 31, 1989.

          1.13. "Effective date of the plan" shall mean the date that the plan becomes effective with respect to the Employer, as specified by the Employer in the Adoption Agreement.

          1.14. "Eligible employee" shall mean each employee; provided, that if the plan is not a standardized form plan, "eligible employee" shall mean each employee except those excluded pursuant to the Adoption Agreement.

          1.15. "Employee" shall mean, except as otherwise provided herein, an individual in the service of the Employer if the relationship between him and the Employer is the legal relationship of employer and employee. In determining who is an employee for the purposes of this plan, the following special provisions shall apply:

          1.15.1. Except as provided in Section 22.5.6, all employees of an affiliated employer shall be treated as employees of the Employer.

          1.15.2. All leased employees deemed to be employees of the Employer or an affiliated employer as provided in Sections 414(n) or 414(o) of the Code and the regulations thereunder shall be treated as employees of the Employer.

          1.15.3. All employees included in a unit of employees covered by a collective bargaining agreement, if retirement benefits were the subject of good faith bargaining, shall not be treated as employees of the Employer.

          1.15.4. All employees who are nonresident aliens and who receive no income from the Employer which constitutes income from sources within the United States shall not be treated as employees of the Employer.

See Sections 1.14 and 1.25 for provisions governing eligibility of an employee to become a participant in the plan. See Section 1.5 for definition of affiliated employer.

          1.16. "Employer" shall mean each employer entering into an Adoption Agreement with the Trustee. All references herein to the "Employer" shall be applied to each such Employer as if the plan were solely the plan of that Employer. The Employer entering into an Adoption Agreement with the Trustee may be a corporation, or a partnership or sole proprietorship (herein, an "unincorporated employer"). If the plan is a standardized form plan, each affiliated employer must become a party to the plan by entering into the Adoption Agreement with the Trustee. If the plan is not a standardized form plan, each affiliated employer may become a party to the plan, if desired, by entering into the Adoption Agreement with the Trustee. With respect to each affiliated employer which becomes a party to the plan, the following special provisions shall apply:

          1.16.1. As used in the plan, unless otherwise indicated by the context, the term "Employer" shall mean collectively all employer-parties to the plan.

          1.16.2. The plan shall be applied as a single plan with respect to all employer-parties as if there were only one employer-party, and service for purposes of the plan shall be interchangeable among employer-parties to the plan and shall not be deemed to be interrupted by the transfer at any time of an employee from the service of one employer-party to the plan to the service of another employer-party.

          1.16.3. Notwithstanding anything to the contrary, there shall be a single Committee with respect to all employer-parties to the plan, which shall be the Committee designated pursuant to the provisions of
         Section 7 of the Adoption Agreement.

          1.17. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended (including amendments of the Internal Revenue Code affected thereby), and rules and regulations issued thereunder.

          1.18. "Highly compensated participant" shall mean any participant who is a highly compensated employee. A "non-highly compensated participant" shall mean any participant who is neither a highly compensated participant nor a family member (within the meaning of Section 1.18.4). Any individual who has been a highly compensated participant but who has ceased to be a participant for any reason shall be treated as a highly compensated participant if he is a former employee within the meaning of Section 1.18.5. A "highly compensated employee" shall mean any employee who, during the plan year or the preceding plan year:

          (i) was at any time a 5% owner (as defined in Section 416(i)(1)(iii) of the Code);

          (ii) received compensation from the Employer and affiliated employers in excess of $75,000 (adjusted pursuant to Section 415(d) of the Code);

          (iii) received compensation from the Employer and affiliated employers in excess of $50,000 (adjusted pursuant to Section 415(d) of the Code) and was in the top-paid group of employees for such year; or

          (iv) was at any time an officer and received compensation greater than 50% of the dollar limitation in effect under Section 415(b)(1)(A) of the Code for such year. No more than 50 employees (or, if lesser, the greater of 3 employees or 10% of the employees) shall be treated as officers. If for any year no officer of the Employer receives compensation greater than 50% of the dollar limitation in effect for such year, the highest paid officer of the Employer for such year shall be treated as a highly compensated employee.

For purposes of this Section 1. 18, the following special provisions shall apply:


          1.18.1. Notwithstanding the provisions of Section 1.15, the term employee" shall mean an individual in the service of the Employer if the relationship between him and the Employer is the legal relationship of employer and employee.

          1.18.2. An employee not described in (ii), (iii), or (iv) above for the preceding plan year (without regard to this Section 1.18.2) shall not be treated as described in subparagraph (ii), (iii) or (iv) in the current plan year unless he is one of the 100 employees paid the greatest compensation during the current plan year.

          1.18.3. An employee who performs service for the Employer any time during the year is in the top-paid group of employees for any year if such employee is in the group consisting of the top 20% of the employees when ranked on the basis of compensation paid during such year. For purposes of determining the number of employees in the top-paid group (but not for identifying the particular employ-ees in the top-paid group), the following employees shall be excluded:

                  (A) employees who have not completed 6 months of service;

                  (B) employees who normally work less than 17 1/2 hours per week;

                  (C) employees who normally work not more than 6 months during any year;

                  (D) employees who have not attained age 21;

                  (E) employees who are included in a unit of employees covered by a bona fide collective bargaining agreement with the Employer; and

                  (F) employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

The Committee may elect to apply subparagraph (A), (B), (C), or (D) of this
Section 1.18.3 by substituting a shorter period of service, smaller number of hours or months, or lower age for that specified in such subparagraphs.

          1.18.4. If any individual is a member of the family of a 5 % owner or of a highly compensated employee who is one of the 10 most highly compensated employees during the plan year, then (i) such individual shall not be considered a separate employee, and (ii) any compensation paid to such individual (and any contribution or benefit on behalf of such individual) shall be treated as if it were paid to (or on behalf
         of) the 5% owner or highly compensated employee. For purposes of this
         Section 1.18.4, the term "family" or "family member" means, with respect to any employee, such employee's spouse and lineal ascendants or descendants and the spouses of lineal ascendants or descendants.

          1.18.5. A former employee shall be treated as a highly compensated employee if he was a highly compensated employee when he separated from service, or at any time after attaining age 55.

          1.18.6. The determination of who is a highly compensated employee, including determination of the number and identity of employees in the top paid group, the 100 employees paid the greatest compensation, the number of employees treated as officers, and the compensation considered for purposes of this Section 1.18, shall be made in accordance with Section 414(q) of the Code and the regulations thereunder.

          1.19. "Hour of service" shall mean (a) each hour for which an employee is paid or entitled to payment by the Employer for service (to be credited to the employee for the computation period in which the service is performed); (b) each hour for which an employee is paid or entitled to payment by the Employer on account of a period of time during which no service is performed (irrespective of whether the employment relationship has terminated) [such as vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty or leave of absence]; (c) each hour [to the extent not included in (a) or (b)] for which back pay (irrespective of mitigation of damages) has been either awarded or agreed to by the Employer (to be credited to the employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made); and (d) each hour for which an employee is not actually in service but is required to be given credit for service under any law of the United States; provided, that in applying paragraph (b) for periods in which an employee is not actually in service, the following special provisions shall apply:

                            (i) The number of hours to be credited with respect
                  to any single continuous period shall be the lesser of. (A) 501 hours, or (B) the number of hours for which the employee is paid with respect to such period; provided, that in determining whether an employee has incurred a break in service, the provisions of this subdivision (i) shall not limit the number of hours to be credited to such employee on account of a leave of absence;

                           (ii) No hours shall be credited with respect to
                  payments made to the employee for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws, or payments solely to reimburse an employee for medical or medically related expenses incurred by the employee; and

                          (iii) An amount paid to an employee by the Employer
                  indirectly, such as by a trust, fund or insurer to which the Employer makes contributions or pays premiums, shall be deemed to be paid by the Employer.

The provisions of this Section 1.19 shall be applied in accordance with the provisions of Section 1.30 of the plan, and United States Department of Labor Regulations Sections 2530.200b-2(b) and (c) (which provisions are incorporated herein by reference). The method used for determining hours of service shall be as selected in the Adoption Agreement. Notwithstanding the foregoing provisions of this Section 1.19, solely for the purpose of determining whether an employee has incurred a break in service for participation and vesting purposes in a computation period, the following special provisions shall apply:

                  (A) In addition to hours for which an employee is entitled to credit under (a) through (d) above, such employee shall also receive credit for each hour with respect to the period that he is on a leave of absence approved by the Employer for which he is not paid or entitled to payment.

                  (B) An employee who is absent from work for maternity or paternity reasons shall receive credit for the hours of service which would otherwise have been credited to such employee but for such absence, or in any case in which such hours cannot be determined, 8 hours of service per day of such absence. For purposes of this paragraph (B), an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the employee, (2) by reason of a birth of a child of the employee, (3) by reason of the placement of a child with the employee in connection with the adoption of such child by such employee, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. "Me hours of service credited under this paragraph (B) shall be credited with respect to the computation period used in determining years of service and breaks in service in which the absence begins, if the crediting is necessary to prevent a break in service in that period; in all other cases, such hours of service shall be credited in the following computation period.

          1.20. "Leased employee" shall mean any individual (other than an employee of the recipient) who, pursuant to an agreement between the recipient employer and any other person (the "leasing organization") has performed services for the recipient employer (or the recipient employer and related persons determined in accordance with Section 414(n) of the Code) on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by employment in the business field of the recipient employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A leased employee shall not be considered an employee of the recipient employer if: (a) such individual is covered by a money purchase pension plan providing: (i) a nonintegrated employer contribution rate of at least 10% of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Sections 125,402(a)(8), 402(h) or 403(b) of the Code, (ii) immediate participation, and (iii) full and immediate vesting; and (b) leased employees do not constitute more than 20% of the recipient employer's non-highly compensated workforce.

                  1.21. "Net profit" shall mean the current or accumulated earnings of the Employer as determined according to generally accepted accounting principles and practices by the accountant of the Employer, subject to the following adjustments: (i) gains or losses arising from the sale or other disposition of fixed or capital assets of the Employer shall be excluded; (ii) taxes based upon income shall not be deducted; and (iii) contributions of the Employer under this plan or any other defined contribution plan maintained by the Employer shall not be deducted; provided, that by so specifying in the Adoption Agreement the Employer may exclude from "net profit" a stated base amount, or a specified return on the net worth of the Employer determined as of the close of the fiscal year of the Employer next preceding the fiscal year for which the contribution is being made.

                  1.22. "Normal retirement age" of a participant shall mean the age specified in the Adoption Agreement. The "normal retirement date" of a participant shall mean the date he attains his normal retirement age.

                  1.23. "Owner-employee" shall mean an individual who is a sole proprietor, or who is a partner owning more than 10% of either the capital interest or profits interest in a partnership. If this plan provides contributions or benefits for one or more owner-employees who control both the business for which this plan is established and one or more other trades or businesses, this plan and the plan established for such other trades or businesses must, when looked at as a single plan, satisfy Sections 401(a) and (d) of the Code for the employees of this and all other trades or businesses. If the plan provides contributions or benefits for one or more owner-employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies Sections 401(a) and (d) of the Code and which provides contributions and benefits not less favorable than provided for owner-employees under this plan. If an individual is covered as an owner-employee under the plans of 2 or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled. For purposes of the preceding provisions of this Section 1.23, an owner-employee, or 2 or more owner-employees, will be considered to control a trade or business if the owner-employee, or 2 or more owner-employees together: (a) own the entire interest in an unincorporated trade or business, or (b) in the case of a partnership, own more than 50% of either the capital interest or the profits interest in the partnership. For purposes of the preceding sentence, an owner-employee, or 2 or more owner-employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such owner-employee, or such 2 or more owner-employees, are considered to control within the meaning of the preceding sentence.

                  1.24. "Paired plans" shall mean the Wachovia Bank of Georgia, N.A. Prototype Profit-Sharing Retirement Plan and Trust (Standardized Form) (Plan Number 001) and the Wachovia Bank of Georgia, N.A. Prototype Money Purchase Pension Plan and Trust (Standardized Form) (Plan Number 003), if each of such plans are adopted or maintained by the Employer.

                  1.25. "Participant" shall mean with respect to any plan year an eligible employee who has entered the plan and any former employee who has an accrued benefit which is not wholly forfeitable for the plan year pursuant to
Section 5. An eligible employee or former employee on the effective date of the plan who was a participant in a prior plan (as specified in Section 15) immediately preceding such effective date shall automatically be a participant in this plan as of such effective date. An eligible employee who was not such a participant in a prior plan and has not otherwise entered the plan shall enter the plan and become a participant in accordance with the provisions elected in the Adoption Agreement. For purposes of determining eligibility to participate, the following special provisions shall apply to the extent applicable:

                  1.25.1. In determining years of service and breaks in service for purposes of eligibility, the initial 12 calendar month period (the "eligibility computation period") shall commence on the date the employee first completes an hour of service. Subsequent 12 calendar month periods shall be plan years, beginning with the first plan year which includes the anniversary of the date the employee first completes an hour of service regardless of whether the employee is entitled to be credited with 1,000 hours of service during the initial 12 calendar month period. An employee who is credited with 1,000 hours of service in both the initial 12 calendar month period and the first plan year which commences prior to the end of the initial 12 calendar month period shall be credited with 2 years of service for purposes of eligibility. For the purpose of determining the date an employee first completes an hour of service under this Section 1.25.1, the second sentence of Section 1.25.3 shall apply (treating such employee as if he were a former participant for this purpose).

                  1.25.2. If an employee who is not a participant shall have a break in service, his years of service, if any, prior to such break shall not be taken into account until he has completed a year of service following such break in service. Such year of service shall be measured by the 12 consecutive month period beginning on an employee's reemployment commencement date and, if necessary, plan years beginning with the plan year which includes the first anniversary of the reemployment commencement date. For this purpose, the "reemployment commencement date" is the first day on which the employee is credited with an hour of service after the first eligibility computation period in which the employee incurs a one-year break in service. If an employee completes a year of service in accordance with this Section 1.25.2, he will reenter the plan as of his reemployment commencement date if he has then satisfied the eligibility requirements for participation.

                  1.25.3. A participant who shall have a break in service shall reenter the plan immediately upon his return to service if such participant has a nonforfeitable right to all or a portion of his accrued benefit at the time of such break. A former participant who shall have a break in service and who did not have a nonforfeitable right to any portion of his accrued benefit at the time of such break shall be considered a new employee for eligibility purposes if the number of consecutive one-year breaks in service equals or exceeds the greater of (i) 5 consecutive one-year breaks in service, or (ii) the aggregate number of years of service before such break; otherwise, he shall reenter the plan immediately. Such former participant's aggregate number of years of service shall not include any years of service disregarded under the preceding sentence by reason of prior breaks in service.

                  1.25.4. In the event a participant shall lose his status as an eligible employee, but shall not incur a break in service, such employee shall reenter the plan immediately upon his return to such eligible class. If such employee incurs a break in service, his eligibility to reenter the plan shall be determined pursuant to Section
         1.25.3. In the event an employee who is not a member of the eligible class of employees becomes a member of such eligible class, such employee shall enter the plan immediately if he has satisfied the minimum age and service requirements and would have previously entered the plan had he been in the eligible class.

                  1.26. "Plan" shall mean the Wachovia Bank of Georgia, N.A. Prototype Defined Contribution Retirement Plan and Trust as herein set out or as duly amended. The name of the plan as applied to the Employer shall be as set forth in the Adoption Agreement.

                  1.27. "Plan year" shall mean the 12 calendar month period ending with the last day of the month specified by the Employer in the Adoption Agreement.

                  1.28. "Retire" or "retirement" shall mean retirement within the meaning of Section 4.1, 4.2, 4.3 or 4.4.

                  1.29. "Self-employed individual" shall mean an individual who has earned income for the taxable year, or an individual who would have had earned income but for the fact that the trade or business had no net profits for the taxable year.

                  1.30. "Service" shall mean employment by the Employer as an employee. In determining service, all employees of an affiliated employer and individuals deemed to be employees for purposes of the plan under Sections 414(n) or 414(o) of the Code and the regulations thereunder shall be deemed to be in service of the Employer. For purposes of this Section 1.30, the following special provisions shall apply:

                  1.30.1. Nothing in this Section 1.30 shall be construed as including as a participant an individual who is in the service of an affiliated employer which is not a party to the plan. See Section 1.16 for requirement that each affiliated employer must become a party to a standardized form plan.

                  1.30.2. Unless otherwise elected by the Employer in the Adoption Agreement, service with an employer prior to becoming an affiliated employer shall be disregarded for all purposes of the plan.

                  1.30.3. In any case in which the Employer maintains the plan of a predecessor employer, service with such predecessor employer shall be treated as service with the Employer.

                  1.31. "Shareholder-employee" shall mean an individual owning (or considered as owning within the meaning of Section 318(a)(1) of the Code) more than 5% of the outstanding stock of the Employer if, with respect to any taxable year of the Employer, the Employer is an S Corporation within the meaning of Section 1361(a) of the Code.

                  1.32. "Sponsor" shall mean Wachovia Bank of Georgia, N.A., which has caused the plan to be established.

                  1.33. "Standardized form plan" shall mean a master or prototype plan which satisfies the requirements of Section 3.08 of Revenue Procedure 89-9. This plan is a standardized form plan if so designated in the Adoption Agreement.

                  1.34. "Taxable wage base" shall mean the maximum amount of earnings which may be considered wages under Section 3121(a)(1) of the Code.

                  1.35. "Trust" or "trust fund" shall mean the trust fund held by the Trustee under the plan.

                  1.36. "Trustee" shall mean Wachovia Bank of Georgia, N.A., as Trustee under the plan, or any bank or trust company into which Wachovia Bank of Georgia, N.A. may hereafter be merged or consolidated.

                  1.37. A "year of service" shall mean 1,000 or more hours of service during a period of 12 consecutive calendar months (a "computation period"). Such period shall be the plan year (and the 12 calendar month period which is substantially the same as the plan year for periods prior to the effective date of the plan) unless otherwise specifically provided herein. Notwithstanding the foregoing provisions of this Section 1.37, with respect to service prior to the computation date (as defined in the next sentence), a year of service shall mean uninterrupted service for a full plan year. Service prior to the computation date shall be taken into account only with respect to employees in service on such date, and with respect to each such employee only to the extent of full plan years of uninterrupted service preceding such date (or his normal retirement age, if earlier). For this purpose, the "computation date" shall mean the later of (i) the first day of the plan year beginning in 1976, or (ii) the effective date of the plan (or, if the Employer was a party to a prior plan within the meaning of Section 15, the effective date of the prior plan).

                  Section 2.      Contributions to the Trust and
                  ---------       ------------------------------
                                  Allocation Thereof:
                                  ------------------

                  2.1. Employer contributions: The Employer shall contribute to the trust for the taxable year of the Employer that ends with or within the plan year such amount as provided in the Adoption Agreement. In no event shall the total contribution for any plan year exceed the maximum amount deductible for federal income tax purposes by the Employer for the taxable year. Each contribution to the plan shall be made conditional upon being deductible under
Section 404 of the Code and upon the plan being qualified under Section 401(a) of the Code for the plan year for which such contribution is made.

                  2.2. Allocation of Employer contributions: The Committee shall maintain a separate account, designated as the participant's "Employer contribution account," with respect to that portion of the participant's accrued benefit that is attributable to Employer contributions under the plan. Subject to the provisions of Sections 22 and 23, as of each adjustment date the contribution of the Employer for the plan year ending on such adjustment date shall be allocated to the Employer contribution accounts of those participants specified by the Em-ployer in the Adoption Agreement in the manner specified in the Adoption Agreement.

                  2.3. Voluntary nondeductible employee contributions: Effective as of the first day of the plan year following adoption of the plan by the Employer, a participant may only make voluntary nondeductible employee contributions to a profit-sharing plan which contains a Cash or Deferred Arrangement in accordance with the provisions of Section 3. Voluntary nondeductible employee contributions made with respect to plan years beginning on and after January 1, 1987 must comply with the average contribution percentage test described in Section 401(m) of the Code. Any voluntary nondeductible employee contribution made by a participant for any plan year, and all amounts stemming therefrom, shall be allocated to the participant's employee contribution account as provided in Section 3.3.3. Voluntary nondeductible employee contributions and earnings thereon will be nonforfeitable at all times.

                  2.4. Voluntary deductible employee contributions: A participant may not make voluntary deductible employee contributions to the plan with respect to his taxable years beginning after December 31, 1986. The Committee shall maintain a separate account, designated as the participant's "deductible contribution account," with respect to each participant having made such voluntary deductible employee contributions under the plan prior to January 1, 1987. The deductible contribution account of each participant shall be fully vested and shall be adjusted as of each adjustment date in accordance with the provisions of Section 6. In no event shall any forfeiture under the plan be allocated to the participant's deductible contribution account. Assets in the participant's deductible contribution account may be commingled for investment with other funds of the trust.

                  2.5. Mandatory employee contributions: A participant shall not be required to make contributions to the trust for any plan year beginning on or after the effective date of the plan. The Committee shall maintain a separate account, designated as the participant's "mandatory contribution account," with respect to each participant having made mandatory contributions under a prior plan. The mandatory contribution account of each participant shall be fully vested and shall be subject to adjustment as of each adjustment date in accordance with the provisions of Section 6. In no event shall any forfeiture under the plan be allocated to the participant's mandatory contribution account. Assets in the participant's mandatory contribution account may be commingled for investment with other funds of the trust.

                  Section 3.      Cash or Deferred Arrangement:
                  ---------       ----------------------------

                  3.1. General: If elected by the Employer in the Adoption Agreement, it is the intention of the Employer to incorporate a Cash or Deferred Arrangement (a "CODA"), which satisfies the requirements of Section 401(k) of the Code, as part of its profit-sharing plan. Notwithstanding any other provisions of the plan, Employer contributions may be made under this Section 3 without regard to the current or accumulated net profit of the Employer.

                  3.2.  Elective deferrals:

                  3.2.1. Salary reduction agreement: To the extent provided in the Adoption Agreement, a participant may elect to make elective deferrals under this plan. Elective deferrals shall include both single-sum and continuing contributions made pursuant to a salary reduction agreement. A participant shall be afforded a reasonable period at least once each calendar year, as specified in the Adoption Agreement, to elect to commence elective deferrals. Such election shall not become effective before the time specified in the Adoption Agreement. A participant's election to commence elective deferrals shall remain in effect until modified or terminated. A participant shall be afforded a reasonable period at least once each calendar year, as specified in the Adoption Agreement, to modify the amount or frequency of his elective deferrals. A participant may terminate his election to make elective deferrals at any time.

                  3.2.2. Maximum amount of elective deferrals: A participant's elective deferrals are subject to any limitations imposed in the Adoption Agreement and any further limitations under the plan. No participant shall be permitted to have elective deferrals made under this plan during any taxable year of the participant in excess of the dollar limitation contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

                  3.2.3. Distribution of excess elective deferrals:
         Notwithstanding any other provisions of the plan, excess elective deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than each

         April 15 to participants to whose accounts excess elective deferrals were allocated for the preceding taxable year and who claim excess elective deferrals for such taxable year. Excess elective deferrals shall be treated as annual additions under the plan. The participant's claim under this Section 3.2.3 shall be in writing; shall be submitted to the plan administrator not later than March 1; shall specify the amount of the participant's excess elective deferral for the preceding taxable year; and shall be accompanied by the participant's written statement that if such amounts are not distributed, such excess elective deferrals, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k), or 403(b) of the Code, will exceed the limit imposed on the participant by Section 402(g) of the Code for the taxable year in which the deferral occurred. The excess elective deferral shall be adjusted for income or loss up to the date of distribution. The income or loss allocable to excess elective deferrals is the sum of (i) income or loss allocable to the participant's elective deferral account for the taxable year multiplied by a fraction, the numerator of which is such participant's excess elective deferrals for the year and the denominator of which is the participant's accrued benefit attributable to elective deferrals without regard to any income or loss occurring during such taxable year; and (ii) 10% of the amount determined under (i) multiplied by the number of whole calendar months between the end of the participant's taxable year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

                  3.2.4. Actual deferral percentage: The ADP for highly compensated participants for each plan year and the ADP for non-highly compensated participants for the same plan year must satisfy one of the following tests:

                            (i) The ADP for highly compensated participants for
                  the plan year shall not exceed the ADP for non-highly compensated participants for the plan year multiplied by 1.25; or

                           (ii) The ADP for highly compensated participants for
                  the plan year shall not exceed the ADP for non-highly compensated participants for the plan year multiplied by 2; provided, that the ADP for highly compensated participants does not exceed the ADP for non-highly compensated participants by more than 2 percentage points.

                  3.2.5.  Special rules:

                           (a) The ADP for any highly compensated participant
                  for the plan year and who is eligible to have elective deferrals (and qualified non-elective contributions or qualified matching contributions, or both, if treated as elective deferrals for purposes of the ADP test) allocated to his account under 2 or more arrangements described in Section 401(k) of the Code that are maintained by the Employer shall be determined as if Such elective deferrals (and if applicable, qualified matching contributions or qualified non-elective contributions or both) were made under a single arrangement. If a highly compensated employee participates in 2 or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

                           (b) In the event that this plan satisfies the
                  requirements of Sections 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this plan, then the ADP test shall be applied by determining the actual deferral percentages of employees as if all such plans were a single plan. For plan years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same plan year.

                           (c) For purposes of determining the actual deferral
                  percentage of a participant who is a 5% owner or one the 10 most highly compensated employees, the elective deferrals (qualified non-elective contributions or qualified matching contributions, or both, if treated as elective deferrals for purposes of the ADP test) and compensation of such participant shall include the elective deferrals (qualified non-elective contributions, or qualified matching contributions, or both) and compensation for the plan year of family members (as defined in Section 414(q)(6) of the Code). Family members with respect to highly compensated employees shall be disregarded as separate employees in determining the ADP both for non-highly compensated participants and for highly compensated participants.

                           (d) For purposes of determining the ADP test,
                  elective deferrals, qualified non-elective contributions and qualified matching contributions must be made before the last day of the 12 month period immediately following the plan year to which contributions relate.

                           (e) The Employer shall maintain records sufficient to
                  demonstrate satisfaction of the ADP test and the amount of qualified non-elective contributions or qualified matching contributions, or both, used in such test.

                           (f) The determination and treatment of the ADP of any
                  participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                  3.2.6.  Distribution of excess contributions:

                                    (a) Notwithstanding any other provisions of
                           the plan, except Section 3.2.7(b) herein, excess contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each plan year to participants to whose accounts such excess contributions were allocated for the preceding plan year. If such excess amounts are distributed more than 2 1/2 months after the last day of the plan year in which such excess amounts arose, a 10% excise tax will be imposed on the Employer with respect to such amounts. Such distributions shall be made to highly compensated employees on the basis of the respective portions of the excess contributions attributable to each of such employees. Excess contributions shall be allocated to participants who are subject to the family member aggregation rules of Section 414(q)(6) of the Code in the manner prescribed by the regulations. Excess contributions (including the amounts recharacterized) shall be treated as annual additions under the plan.

                                    (b) Determination of income or loss: Excess
                           contributions shall be adjusted for income or loss up to the date of distribution. The income or loss allocable to excess contributions is the sum of: (i) income or loss allocable to the participant's elective deferral account (and, if applicable, the qualified non-elective contribution account or the qualified matching contributions account or both) for the plan year multiplied by a fraction, the numerator of which is such participant's excess contributions for the year and the denominator of which is the participant's accrued benefit attributable to elective deferrals (and qualified non-elective contributions or qualified matching contributions, or both, if any of such contributions are included in the ADP test) without regard to any income or loss occurring during such plan year; and (ii) 10% of the amount determined under (i) multiplied by the number of whole calendar months between the end of the plan year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

                                    (c) Accounting for excess contributions:
                           Amounts distributed under this Section 3.2.6 shall first be treated as distributions from the participant's elective deferral account and qualified matching contribution account (if applicable) in proportion to the participant's elective deferrals and qualified matching contributions (to the extent used in the ADP test) for the plan year. Excess contributions shall be distributed from the participant's qualified non-elective contribution account only to the extent that such excess contributions exceed the balance in the participant's elective deferral account and qualified matching contribution account.

                                    (d) Recharacterization: A participant may
                           treat his excess contributions (without adjustment for income or loss allocable thereto) as an amount distributed to the participant and then contributed by the participant to the plan. Recharacterized amounts will remain nonforfeitable and subject to the same distribution require-ments as elective deferrals. Amounts may not be recharacterized by a highly compensated employee to the extent that such amounts in combination with other employee contributions made by that employee would exceed any stated limit under the plan on employee contributions. Recharacterization must occur no later than 2 1/2 months after the last day of the plan year in which such excess contributions arose and is deemed to occur no earlier than the date the last highly compensated employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the participant for the participant's taxable year in which the participant would have received them in cash.

                  3.2.7.  Qualified non-elective contributions:

                                    (a) The Employer may elect to make qualified
                           non-elective contributions under the plan on behalf of employees as provided in the Adoption Agreement.

                                    (b) In lieu of distributing excess
                           contributions as provided in Section 3.2.6 above, and to the extent provided in the Adoption Agreement, the Employer may make special qualified non-elective contributions on behalf of non-highly compensated employees that are sufficient to satisfy either the ADP test or the ACP test, or both, pursuant to regulations under the Code. Allocations of qualified non-elective contributions to each non-highly compensated employee's account shall be made in accordance with the Adoption Agreement.

                  3.2.8. Separate accounts: The Committee shall maintain a separate account, designated as the participant's "elective deferral account," with respect to that portion of the participant's accrued benefit that is attributable to elective deferrals. The Committee shall maintain a separate account, designated as the participant's "qualified non-elective contribution account," with respect to that portion of the participant's accrued benefit that is attributable to qualified nonelective contributions. Each separate account shall be credited with the applicable contributions, earnings and losses, distribu-tions, and other applicable adjustments in the manner provided in
         Section 6.

                  3.2.9. Allocation of contributions: The Employer shall contribute and allocate to each participant's elective deferral account an amount equal to the amount of the participant's elective deferrals. Under no circumstances may elective deferrals and qualified non-elective contributions be contributed and allocated to the trust under the plan later than 30 days after the close of the plan year for which the contributions are deemed to be made, or such other time as provided in applicable regulations under the Code.

                  3.3.  Employee contributions:

                  3.3.1. If the Employer so specifies in the Adoption Agreement, each participant may at his option make employee contributions to the plan.

                  3.3.2. All employee contributions by a participant shall be made in the form of cash prior to the close of business of the plan for the year with respect to which such contributions are made, and shall be credited to the participant's employee contribution account. The Employer may, at its election and expense, permit participants to make employee contributions by payroll deduction, subject to such limitations and requirements as shall be determined by the Employer. The Employer shall deliver such contributions to the Trustee as soon as practicable following each payroll date, along with a designation of the participants to whose employee contribution accounts the contributions are to be credited and such other information as the Trustee shall reasonably require.

                  3.3.3. The Committee shall cause a separate account, designated as the participant's "employee contribution account," to be kept with respect to each participant making such employee contributions under the plan. The employee contribution account of each participant shall be fully vested and shall be subject to adjustment as of each adjustment date in accordance with the provisions of Section 6. In no event shall any forfeiture under the plan be allocated to the participant's nondeductible contribution account. Assets in the participant's employee contribution account may be commingled for investment with other funds of the trust; provided, that employee contributions shall not be invested in the securities of the Employer or any affiliate of the Employer.

                  3.3.4. A participant may at his option make one or more withdrawals from his employee contribution account. Application for withdrawal shall be made by the participant in writing on a form approved by the Committee and filed with the Committee, and not more than one application may be filed during any plan year. If the requirements of Section 4.7 apply with respect to the plan, such application must constitute a qualified election as defined in Section 4.7.3(d) of the plan.

                  3.4.  Matching contributions:

                  3.4.1. Matching contributions: If elected by the Employer in the Adoption Agreement, the Employer shall make matching contributions to the plan. The amount of such matching contributions shall be calculated by reference to the participant's elective deferrals as specified by the Employer in the Adoption Agreement.

                  3.4.2. Qualified matching contributions: If elected by the Employer in the Adoption Agreement, the Employer will make qualified matching contributions to the plan. The amount of such qualified matching contributions shall be calculated by reference to the participant's elective deferrals as specified in the Adoption Agreement.

                  3.4.3. Separate accounts: The Committee shall maintain a separate account, designated as the participant's "matching contribution account," to be kept with respect to that portion of a participant's accrued benefit that is attributable to matching contributions. If all matching contributions made by the Employer do not satisfy the requirements of qualified matching contributions, then the Committee shall maintain a separate account, designated as the participant's "qualified matching contribution account," to be kept with respect to that portion of the participant's accrued benefit that is attributable to qualified matching contributions. Such separate accounts shall be credited with the applicable contributions, earnings and losses, distributions, and other adjustments in the manner provided in Section 6.

                  3.4.4. Vesting: Matching contributions will be vested in accordance with the Employer's election in the Adoption Agreement. In any event, matching contributions shall be fully vested upon the occurrence of an event described in
         Section 5.1.

                  3.4.5. Forfeitures: Forfeitures of matching contributions other than excess aggregate contributions shall be made in accordance with the forfeiture provisions elected by the Employer in the Adoption Agreement.

                  3.5. Limitations on matching contributions and employee contributions:

                  3.5.1. Average contribution percentage: The ACP for highly compensated participants for each plan year and the ACP for non-highly compensated participants for the same plan year must satisfy one of the following tests:

                            (i) The ACP for highly compensated participants for
                  the plan year shall not exceed the ACP for non-highly compensated participants for the plan year multiplied by 1.25; or

                           (ii) The ACP for highly compensated participants for
                  the plan year shall not exceed the ACP for non-highly compensated participants for the plan year multiplied by 2; provided, that the ACP for highly compensated participants does not exceed the ACP for non-highly compensated participants by more than 2 percentage points.

                  3.5.2.  Special rules:

                           (a) If one or more highly compensated employees
                  participate in both a CODA and a plan subject to the ACP test maintained by the Employer, and the sum of the ADP and ACP of those highly compensated employees subject to either or both tests exceeds the aggregate limit, then the ACP of those highly compensated employees who also participate in a CODA will be reduced (beginning with the highly compensated employee whose ACP is the highest) so that the limit is not exceeded. The amount by which each highly compensated employee's contribution percentage amounts is reduced shall be treated as an excess aggregate contribution. The ADP and ACP of the highly compensated employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if both the ADP and ACP of the highly compensated employees does not exceed 1.25 multiplied by the ADP and ACP of the non-highly compensated employees.

                           (b) For purposes of this Section 3.5, the
                  contribution percentage for any participant who is a highly compensated employee and who is eligible to have contribution percentage amounts allocated to his account under 2 or more plans described in Section 401(a) of the Code, or arrangements described in Section 401(k) of the Code, that are maintained by the Employer, shall be determined as if the total of such contribution percentage amounts was made under each plan. If a highly compensated employee participates in 2 or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as the same arrangement.

                           (c) In the event that this plan satisfies the
                  requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this plan, then the ACP test shall be applied by determining the contribution percentages of participants as if all such plans were a single plan. For plan years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(m) of the Code only if they have the same plan year.

                           (d) For purposes of determining the contribution
                  percentage of a participant who is a 5% owner or one of the 10 most highly compensated employees, the contribution percentage amounts and compensation of such participant shall include the contribution percentage amounts and compensation for the plan year of family members (as defined in Section 414(q)(6) of the Code). Family members with respect to highly compensated employees shall be disregarded as separate employees in determining the contribution percentage both for non-highly compensated participants and for highly compensated participants.

                           (e) For purposes of the ACP test, employee
                  contributions are considered to have been made in the plan year in which contributed to the trust. Matching contributions and qualified non-elective contri-butions will be considered made for a plan year if made no later than the end of the 12 month period beginning on the day after the close of the plan year.

                           (f) The Employer shall maintain records sufficient to
                  demonstrate satisfaction of the ACP test and the amount of qualified non-elective contributions or qualified matching contributions, or both, used in such test.

                           (g) The determination and treatment of the
                  contribution percentage of any participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                  3.5.3.  Distribution of excess aggregate contributions:

                           (a) General rule: Notwithstanding any other provision
                  of this plan, excess aggregate contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each plan year to participants to whose accounts such excess aggregate contributions were allocated for the preceding plan year. Excess aggregate contributions shall be allocated to participants who are subject to the family member aggregation rules of Section 414(q)(6) of the Code in the manner prescribed by the regulations. If such excess aggregate contributions are distributed more than 2 1/2 months after the last day of the plan year in which such excess amounts arose, a 10% excise tax will be imposed on the Employer maintaining the plan with respect to those amounts. Excess aggregate contributions shall be treated as annual additions under the plan.

                           (b) Determination of income or loss: Excess aggregate
                  contributions shall be adjusted for income or loss up to the date of distribution. The income or loss allocable to excess aggregate contributions is the sum of: (i) income or loss allocable to the participant's employee contribution account, matching contribution account (if any, and if all amounts therein are not used in the ADP test) and, if applicable, qualified non-elective contribution account and elective deferral account for the plan year multiplied by a fraction, the numerator of which is such participant's excess aggregate contributions for the year and the denominator of which is the participant's accrued benefit attributable to contribution percentage amounts without regard to any income or loss occurring during such plan year; and
                  (ii) 10% of the amount determined under (i) multiplied by the number of whole calendar months between the end of the plan year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

                           (c) Treatment of forfeitures: Forfeitures of excess
                  aggregate contributions may either be used to reduce Employer contributions or may be reallocated to the accounts of non-highly compensated participants, as elected by the Employer in the Adoption Agreement. Amounts forfeited by highly compensated participants under this Section 3.5 shall be treated as annual additions under the plan. The allocation of such forfeitures shall be made pursuant to the Adoption Agreement. However, no forfeitures arising under this Section
                  3.5 shall be allocated to the account of any highly compensated participant.

                           (d) Accounting for excess aggregate contributions:
                  Excess aggregate contributions shall be forfeited if forfeitable, or distributed on a pro-rata basis from the participant's employee contribution account, matching contribution account, and qualified matching contribution account (and, if applicable, the participant's qualified non-elective contribution account or elective deferral account, or both).

                           (e) Order of determination: The determination of the
                  excess aggregate contributions shall be made after first determining the excess elective deferrals, and then determining the excess contributions.

                  3.6.  Special distribution rules:

                  3.6.1. Limitations on distribution: Except as provided in the Adoption Agreement, elective deferrals, qualified non-elective contributions, qualified matching contributions, and income allocable thereto are not distributable to the participant, or the participant's beneficiary, earlier than upon separation from service, death, or disability of the participant.

                  3.6.2. Hardship: If elected by the Employer in the Adoption Agreement, distributions of elective deferrals (and earnings thereon accrued as of December 31, 1988) may be made to the participant on account of financial hardship. For purposes of this Section 3.6.2, hardship is defined as an immediate and heavy financial need of the participant where the participant lacks other available resources. Hardship distributions are subject to the spousal consent requirements of Sections 401(a)(11) and 417 of the Code.

                  3.6.3.  Special rules:

                           (a) The following are the only financial needs
                  considered immediate and heavy: deductible medical expenses (within the meaning of Section 213(d) of the Code) of the participant, the participant's spouse, children, or dependents; the purchase (excluding mortgage payments) of a principal residence for the participant; payment of tuition for the next quarter or semester of post-secondary education for the participant, the participant's spouse, children or dependents; or the need to prevent the eviction of the participant from, or a foreclosure on the mortgage of, the participant's principal residence.

                           (b) A distribution will be considered as necessary to
                  satisfy an immediate and heavy financial need of the participant only if:

                                     (i) The participant has obtained all
                           distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer;

                                    (ii) All plans maintained by the Employer
                           provide that the participant's elective deferrals (and employee contributions) will be suspended for 12 months after the receipt of the hardship distribution;

                                   (iii) The distribution is not in excess of
                           the amount of an immediate and heavy financial need; and

                                    (iv) All plans maintained by the Employer
                           provide that the participant may not make elective deferrals for the participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Section 402(g) of the Code for such taxable year less the amount of such participant's elective deferrals for the taxable year of the hardship distribution.

                  3.7. Top-heavy requirements: Neither elective deferrals nor matching contributions made by the Employer under this Section 3 shall be taken into account for purposes of the minimum allocation required under Section
21.2.1 in the event this plan is top-heavy and another plan of the Employer is not designated to satisfy the top-heavy requirements of Section 416 of the Code.

                  3.8. Definitions: The following definitions shall apply for purposes of this Section 3:

                  3.8.1. "Actual deferral percentage" or "ADP" shall mean, for a specified group of participants for a plan year, the average of the ratios (calculated separately for each participant in such group) of
         (i) the amount of Employer contributions actually paid over to the trust on behalf of such participant for the plan year to (ii) the participant's compensation for such plan year (whether or not the employee was a participant for the entire plan year). Employer contributions on behalf of any participant shall include: (a) any elective deferrals made pursuant to the participant's deferral election, including excess elective deferrals, but excluding elective deferrals that are taken into account in the contribution percentage test (provided the ADP test is satisfied both with and without exclusion of these elective deferrals); and (b) at the election of the Employer, qualified non-elective contributions and qualified matching contributions. For purposes of computing actual deferral percentages, an employee who would be a participant but for the failure to make elective deferrals shall be treated as a participant on whose behalf no elective deferrals are made.

                  3.8.2. "Aggregate limit" shall mean the sum of (i) 125% of the greater of the ADP of the non-highly compensated participants for the plan year or the ACP of the non-highly compensated participants for the plan year, and (ii) the lesser of 200% or 2 plus the lesser of such ADP or ACP.

                  3.8.3. "Average contribution percentage" or "ACP" shall mean the average of the contribution percentages of the eligible participants in a group.

                  3.8.4. "Contribution percentage" shall mean the ratio (expressed as a percentage) of the participant's contribution percentage amounts to the participant's compensation for the plan year (whether or not the employee was a participant for the entire plan year).

                  3.8.5. "Contribution percentage amounts" shall mean the sum of the employee contributions, matching contributions, and qualified matching contributions (to the extent not taken into account for purposes of the ADP test) made under the plan on behalf of the participant for the plan year. Such contribution percentage amounts shall include forfeitures of excess aggregate contributions or matching contributions allocated to the participant's account which shall be taken into account in the year in which such forfeitures are allocated. If so elected in the Adoption Agreement, the Employer may include qualified non-elective contributions in the contribution percentage amounts. The Employer also may elect to use elective deferrals in the contribution percentage amounts so long as the ADP test is met before the elective deferrals are used in the ACP test and continues to be met following the exclusion of those elective deferrals that are used to meet the ACP test.

                  3.8.6. "Elective deferrals" shall mean contributions made to the plan during the plan year by the Employer, at the election of the participant, in lieu of cash compensation and shall include contributions that are made pursuant to a salary reduction agreement or other deferral mechanism. Such contributions must be nonforfeitable when made and distributable only as specified in Section 3.6. With respect to any taxable year, a participant's elective deferral is the sum of all Employer contributions made on behalf of such participant pursuant to an election to defer under any qualified CODA as described in Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Section 402(h)(1)(B), any eligible deferred compensation plan under Section 457, any plan as described under Section 501(c)(18), and any employer contributions made on the behalf of a participant for the purchase of an annuity contract under
         Section 403(b) pursuant to a salary reduction agreement.

                  3.8.7. "Eligible participant" shall mean any employee who is eligible to make an employee contribution, or an elective deferral (if the Employer takes such contributions into account in the calculation of the contribution percentage), or to receive a matching contribution (including forfeitures) or a qualified matching contribution. If an employee contribution is required as a condition of participation in the plan, any employee who would be a participant in the plan if such employee made such a contribution shall be treated as an eligible participant on behalf of whom no employee contributions are made.

                  3.8.8. "Employee contribution" shall mean any contribution made to the plan by or on behalf of a participant that is included in the participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

                  3.8.9. "Excess aggregate contributions" shall mean, with respect to any plan year, the excess of: (i) the aggregate contribution percentage amounts taken into account in computing the numerator of the contribution percentage actually made on behalf of highly compensated employees for such plan year, over (ii) the maximum contribution percentage amounts permitted by the ACP test (determined by reducing contributions made on behalf of highly compensated employees in order of their contribution percentages, beginning with the highest of such percentages).

                  3.8.10. "Excess contributions" shall mean, with respect to any plan year, the excess of the aggregate amount of the Employer contributions actually taken into account in computing the ADP of highly compensated employees for such plan year, over the maximum amount of such contributions permitted under the ADP test (determined by reducing contributions made on behalf of highly compensated employees in order of the ADPs, beginning with the highest of such percentages).

                  3.8.11. "Excess elective deferrals" shall mean those elective deferrals that are includible in a participant's gross income under
         Section 402(g) of the Code to the extent such elective deferrals exceed the dollar limitation under Section 402(g).

                  3.8.12. "Matching contribution" shall mean an Employer contribution made to this or any other defined con-tribution plan maintained by the Employer on behalf of a participant on account of an employee contribution made by such participant, or on account of a participant's elective deferral.

                  3.8.13. "Qualified non-elective contributions" shall mean contributions (other than matching contributions or qualified matching contributions) made by the Employer and allocated to a participant's account that the participant may not elect to receive in cash until distributed from the plan; that are nonforfeitable when made; and that are distributable only as specified in Section 3.6.1.

                  3.8.14. "Qualified matching contributions" shall mean any contributions to the plan made by the Employer for the plan year and allocated to a participant's account by reason of elective deferrals; that are nonforfeitable when made; and that are distributable only as specified in Section 3.6.1.

                  Section 4.          Retirement; Termination of Service; Death:
                  ---------           -----------------------------------------

                  4.1. Normal retirement: A participant who is in service may retire from service at his normal retirement date.

                  4.2. Delayed retirement: If a participant shall remain in service following his normal retirement date, his retirement date shall be the date he shall actually retire. During the period that such participant remains in service pursuant to this Section 4.2, he shall continue to participate for and including each plan year in which he meets the requirements therefor. If an employee not otherwise a participant becomes eligible to enter the plan following his normal retirement date, the provisions of this Section 4.2 shall apply in determining his retirement date.

                  4.3. Disability: If a participant suffers disability while in service, he shall retire as of the date of establishment of his disability and his benefit shall be payable as provided in Section 4.6 or 4.7.

                  4.4. Early retirement: If so specified by the Employer in the Adoption Agreement, and subject to the requirements for early retirement set forth therein, a participant may elect early retirement effective as of any adjustment date prior to his normal retirement date by filing written notice with the Committee on or before such adjustment date. Such election shall be irrevocable when filed.

                  4.5. Termination of service: The following provisions shall apply in the event a participant terminates service before he is eligible to retire under the plan:

                  4.5.1. Such participant may elect to receive a distribution of his vested accrued benefit as of the termination adjustment date specified in the Adoption Agreement, or to defer such distribution until a later date provided in this Section 4.5. The plan administrator shall notify the participant of his rights under this Section 4.5.1 as soon as practicable following receipt by the plan administrator of notice that the participant has terminated service, but in no event more than 90 days prior to the termination adjustment date. Such notification shall include a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the plan in a manner that satisfies the notice requirements of Section 417(a)(3) of the Code. The participant's election shall be submitted in writing to the Committee within the 90 day period ending on the termination adjustment date, or, if later, on or before the 30th day after the participant receives notice of his rights under this Section 4.5.1. Such election shall be irrevocable when filed, except that the election shall be disregarded if the participant is in service when benefit payments are to commence. If the participant elects to receive a distribution of his vested accrued benefit as of the termination adjustment date, the manner of distribution shall be determined under Sections 4.6 and 4.7 as if the termination adjustment date were the normal retirement date of the participant. If the requirements of Section 4.7 apply to the plan and the participant elects for his vested accrued benefit to be paid as of the termination adjustment date in a manner other than a qualified joint and survivor annuity, the election of the participant pursuant to this Section 4.5.1 must satisfy the requirements of a qualified election as described in Section 4.7.3(d).

                  4.5.2. If the participant has not received his vested accrued benefit pursuant to Section 4.5.1, he may elect to receive his vested accrued benefit as of the adjustment date coincident with or next following the date on which he satisfies the age requirement for early retirement (the "early retirement adjustment date"). This

         Section 4.5.2 shall only apply if the plan permits early retirement and the participant had satisfied any service requirement but not the age requirement therefor at the time of his termination from service. The plan administrator shall notify such participant of his rights under this Section 4.5.2, and the participant shall make the election provided in this Section 4.5.2, at the time and in the manner described in Section 4.5.1, treating for this purpose the early retirement adjustment date as if it were the termination adjustment date.

                  4.5.3. If the vested accrued benefit of the participant is not distributed pursuant to Section 4.5.1 or 4.5.2, it shall be held under the plan for future payment until the first to occur of: (i) his death, or (ii) the later of his normal retirement age or age 62, whereupon it shall be payable to him or his beneficiary, as the case may be, in the same manner as if he were then in service. If elected by the Employer in the Adoption Agreement, the amount of the vested accrued benefit which shall be held for the participant under this Section 4.5.3 shall be set aside in a special account (the "deferred payment account"). The Trustee shall segregate the deferred payment account from the general assets of the trust as of the adjustment date coincident with or next following the participant's termination from service. The deferred payment account shall be invested by the Trustee in short-term interest-bearing securities or certificates which may be readily converted to cash without penalty, and which provides for maximum safety of principal. The deferred payment account shall be subject to adjustment as of each adjustment date in the manner specified in the applicable provisions of Section 6, treating for this purpose the assets in which the deferred payment account are invested as if they composed the entire trust fund.

                  4.6. Distribution requirements: Subject to the requirements of
Section 4.7, the requirements of this Section 4.6 shall apply to any distribution of a participant's accrued benefit and shall take precedence over any inconsistent provisions of the plan, as follows:

                  4.6.1. Payment of retirement benefits: As of the close of business of the plan on the adjustment date coincident with or next following the date an active participant retires, or as of such later adjustment date as shall be elected by the participant pursuant to paragraph (b) of this Section 4.6.1, his vested accrued benefit, as ad-justed as of such adjustment date, shall be paid to him or applied for his benefit under one of the following options, as elected by the participant:

                            (i) Life annuity: Application of the vested accrued
                  benefit to the purchase of an immediate noncashable and nontransferable annuity from a legal reserve life insurance company providing approximately equal monthly installments for as long as he lives; provided, that this paragraph (i) shall only apply to a plan which is subject to the requirements of
                  Section 4.7.

                           (ii) Term certain: Subject to the provisions of
                  Section 4.10, payment of the vested accrued benefit to him in approximately equal monthly installments over a whole number of years not exceeding the life expectancy of the participant or the joint life expectancy of the participant and his designated beneficiary.

                          (iii) Lump sum: Payment of the vested accrued benefit
                  to him in a lump sum.

         Such election shall be made in writing and filed with the Committee on or before the adjustment date as of which payment is to commence, and shall be irrevocable on or after such adjustment date (except as otherwise provided in paragraph (e) of this Section 4.6.1). In applying the foregoing provisions of this Section 4.6.1, the following special provisions shall apply:

                           (a) If a participant shall fail to elect one of the
                  foregoing options, his vested accrued benefit shall be paid to him under Section 4.6.1(iii).

                           (b) Unless a participant shall file an election
                  pursuant to this paragraph to defer the commencement of payment of his vested accrued benefit, such payment must commence within 60 days following the latest of the year-end adjustment date for the plan year in which: (i) the participant attains age 65 (or normal retirement age, if earlier); (ii) occurs the tenth anniversary of the year in which the participant commenced participation in the plan; or
                  (iii) the participant retires or otherwise terminates service. In the event that, within the applicable 60 day period, the amount of the payment to commence cannot be determined or the recipient thereof cannot be located after a reasonable effort has been made to locate him, payments retroactive to the close of such 60 day period shall be made within 60 days after the amount has been determined or the recipient has been located, whichever shall be applicable. Subject to the provisions of paragraph (c) of this Section 4.6.1, prior to the adjustment date as of which payment of the benefit of a participant is to commence, such participant may elect to defer commencement thereof to a subsequent adjustment date, including an adjustment date following the latest of
                  (i), (ii) or (iii) above. Such election shall be filed in writing with the Committee prior to the adjustment date as of which his benefit would otherwise commence. Such election may be revoked or changed as of any adjustment date between the date filed and the adjustment date to which the benefit is deferred by filing a written revocation or change with the Committee prior to the adjustment date as of which the revocation or change is to be effective. Notwithstanding the foregoing, the failure of a participant to elect to receive a distribution under Sections 4.5.1 or 4.5.2 (or, if required, the failure of his spouse to consent to such election) shall be deemed to be an election to defer commencement of payment sufficient to satisfy the requirements of this paragraph (b).

                           (c) The vested accrued benefit of a participant must
                  be distributed or begin to be distributed no later than his required beginning date.

                           (d) If a participant's vested accrued benefit is to
                  be distributed pursuant to Section 4.6.1(ii), the distribution must satisfy the following requirements:

                                     (i) The amount required to be distributed
                           for each calendar year, beginning with the first distribution calendar year, must at least equal the quotient obtained by dividing the participant's benefit by the applicable life expectancy.

                                    (ii) For calendar years beginning before
                           January 1, 1989, if the participant's spouse is not the designated beneficiary, the term certain selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the participant.

                                   (iii) For calendar years beginning after
                           December 31, 1988, the amount to be distributed each year, beginning with the distribution for the first distribution calendar year shall not be less than the quotient obtained by dividing the participant's benefit by the lesser of the applicable life expectancy or, if the participant's spouse is not the designated beneficiary, the applicable divisor determined from the table set forth in Q&A 4 of
                           Section 1.401(a)(9)-2 of the Income Tax Regulations. Distributions after the death of the participant shall be distributed using the applicable life expectancy determined for purposes of (i) above as the relevant divisor without regard to Section 1.401(a)(9)-2.

                                    (iv) The minimum distribution required for
                           the participant's first distribution calendar year must be made on or before the participant's required beginning date. The minimum distributions for other calendar years, including the minimum distributions for the distribution calendar year in which the participant's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

                           (e) Upon a written direction to the Committee prior
                  to any adjustment date by a participant who is receiving benefit payments pursuant to Section 4.6.1(ii),the participant may direct that an alternative method of payment of the balance of the participant's vested accrued benefit be made, commencing with the first payment following such adjustment date. Such alternative method of payment shall be determined in accordance with the provisions of paragraphs (i), (ii), or
                  (iii) of Section 4.6.1 as of the adjustment date (the "alternative adjustment date") as of which such alternative method becomes effective. If a participant marries or remarries following the adjustment date as of which payments commenced under Section 4.6.1(ii), his "spouse" for purposes of Section 4.6.1(ii) shall mean the spouse on such alternative adjustment date.

                           (f) Subject to the provisions of Sections 4.6.1(i)
                  and 4.7, distributions from the plan shall be made in cash unless the participant (or his beneficiary) shall request that distributions from his individually directed investment account (described in Section 23) be made in kind, or partly in cash and partly in kind. Any annuity contract purchased and distributed from the plan shall comply with the requirements of the plan and Section 401(a)(9) of the Code and the regulations thereunder.

                           (g) Notwithstanding the foregoing provisions of this
                  Section 4.6.1, if a participant who is receiving benefit payments pursuant to Section 4.6.1(ii) shall reenter service prior to his normal retirement date, such payments shall cease during the period that he is in service. When he subsequently retires, dies or otherwise terminates service, his then vested accrued benefit shall be payable to or with respect to him pursuant to the applicable provisions of the plan.

                  4.6.2. Payment of death benefits: Upon the death of the participant, the following provisions shall apply:

                           (a) If the participant dies after distribution of his
                  vested accrued benefit has begun, the remaining portion of such benefit shall continue to be distributed to his designated beneficiary at least as rapidly as under the method of distribution in effect at his death. Should the beneficiary die before receiving all the payments due him, any remaining payment shall continue to the recipient determined in accordance with Section 11.

                           (b) If the participant dies before distribution of
                  his vested accrued benefit begins, the participant's vested accrued benefit must be distributed no later than December 31 of the calendar year containing the fifth anniversary of the participant's death except to the extent that an election is made to receive distributions under (i) or (ii), as follows:

                                     (i) If any portion of the participant's
                           vested accrued benefit is payable to a designated beneficiary, distributions may be made in substantially equal installments over the life or over a term certain not greater than the life expectancy of the designated beneficiary com-mencing on or before December 31 of the calendar year immediately following the calendar year in which the participant died.

                                    (ii) If the designated beneficiary is the
                           participant's surviving spouse, the date distributions are required to begin in accordance with (i) above shall not be before the later of December 31 of the calendar year immediately following the calendar year in which the participant died, or December 31 of the calendar year in which the participant would have attained age 70 1/2.

                  If the surviving spouse dies before payments begin, subsequent distributions shall be made pursuant to this paragraph (b) (except for subparagraph (ii) hereof) as if the spouse had been the participant.

                           (c) The vested accrued benefit of the participant
                  shall be payable in the manner provided in paragraphs (i),
                  (ii) or (iii) of Section 4.6.1 (treating the beneficiary for this purpose as the participant), as elected by the participant before his death in writing to the Committee or, if the participant shall not have made such election, as elected by the beneficiary in writing to the Committee no later than the first to occur of (i) December 31 of the calendar year in which distributions are required to commence under paragraph (b) above, or (ii) December 31 of the calendar year which contains the fifth anniversary of the participant's death. If the participant has no designated beneficiary or if the designated beneficiary fails to elect a method of distribution, distribution of the participant's vested accrued benefit must be completed by December 31 of the calendar year containing the fifth anniversary of the participant's death.

                           (d) For purposes of this Section 4.6.2, any amount
                  paid to a child of the participant shall be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

                           (e) Upon a written direction to the Committee prior
                  to any adjustment date by a designated beneficiary who is receiving benefit payments pursuant to

                  Section 4.6.1(ii), the designated beneficiary may direct that an alternative method of payment of the balance of the participant's vested accrued benefit be made, commencing with the first payment following such adjustment date; provided, that distribution of such balance under any alternative method of payment must be completed at least as rapidly as under the method of payment in effect prior to such adjustment date.

                           (f) For purposes of this Section 4.6.2, distribution
                  of a participant's vested accrued benefit is considered to begin on the participant's required beginning date (or if the last sentence of paragraph (b) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to paragraph (b) above). If distribution in the form of a life annuity as described in Section 4.6.1(i) irrevocably commences to the participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commenced.

                  4.6.3. Transitional rule: Notwithstanding any other requirements of this Section 4.6, but subject to Section 4.7, distribution on behalf of any participant, including a 5% owner in a top-heavy plan, may be made in accordance with the following requirements (regardless of when such distribution commences):

                           (a) The distribution by the trust is one which would
                  not have disqualified such trust under Section 401(a)(9) of the Code as in effect prior to amendment by the Deficit Reduction Act of 1984 ("DEFRA").

                           (b) The distribution is in accordance with a method
                  of distribution designated by the participant whose interest in the trust is being distributed or, if the participant is deceased, by a beneficiary of such participant.

                           (c) Such designation was in writing, was signed by
                  the participant or the beneficiary, and was made before January 1, 1984.

                           (d) The participant had an accrued benefit under the
                  plan as of December 31, 1983.

                           (e) The method of distribution designated by the
                  participant or the beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the participant's death, the beneficiaries of the participant listed in order of priority.

         A distribution upon death will not be covered by this Section 4.6.3 unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the participant. For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the participant, or the beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subparagraphs (a) and (e) above. If a designation made pursuant to this Section 4.6.3 is revoked, any subsequent distribution must satisfy the requirements of Section 401(a)(9) of the Code and the regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the trust must distribute by the end of the calendar year in which the revocation occurs the total amount not yet distributed to satisfy Section 401(a)(9) of the Code and the regulations thereunder, but for the
         Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the Income Tax Regulations. Any change in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not directly or indirectly alter the period over which distributions are to be made under the designation. In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of Sections 1.401(a)(9)-2 of the Income Tax Regulations shall apply.

                  4.6.4. Definitions: The following definitions shall apply for purposes of this Section 4.6:

                           (a) "Applicable life expectancy" shall mean the life
                  expectancy (or joint and last survivor expectancy) calculated using the attained age of the participant (or designated beneficiary) as of the participant's (or designated beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated each succeeding calendar year. If annuity payments commence in accordance with Section 4.6.1(i) before the required beginning date, the applicable calendar year is the year such payments commence. If distribution is in the form of an immediate annuity purchased after the participant's death with the participant's remaining interest, the applicable calendar year is the year of purchase.

                           (b) "Designated beneficiary" shall mean the
                  individual who is designated as the beneficiary under the plan in accordance with Section 401(a)(9) of the Code and the regulations thereunder.

                           (c) "Distribution calendar year" shall mean a
                  calendar year for which a minimum distribution is required. For distributions beginning before the participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the participant's required beginning date. For distributions beginning after the participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Section 4.6.2 above.

                           (d) "Life expectancy" shall mean life expectancy and
                  joint and last survivor expectancy as computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations. Unless otherwise elected by the participant (or spouse, in the case of distributions described in Section 4.6.2(b)(ii) above) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the participant (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.

                           (e) "Participant's benefit" shall mean his accrued
                  benefit as of the last adjustment date in the calendar year immediately preceding the distribution calendar year ("valuation calendar year") increased by the amount of any contributions or forfeitures allocated to the accrued benefit as of dates in the valuation calendar year after the adjustment date and decreased by distributions made in the valuation calendar year after the adjustment date. Notwithstanding the foregoing, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

                           (f) "Required beginning date" shall generally mean
                  the first day of April of the calendar year following the calendar year in which the participant attains age 70 1/2. Notwithstanding the foregoing, the following special provisions shall apply:

                                     (i) The required beginning date of a
                           participant who attains age 70 1/2 before January 1, 1988, shall be determined in accordance with (1) or
                           (2) below:

                                    (1) The required beginning date of a
                           participant who is not a 5% owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs. The required beginning date of a participant who is not a 5% owner who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

                                    (2) The required beginning date of a
                           participant who is a 5% owner during any year beginning after December 31, 1979 is the first day of April following the later of: (A) the calendar year in which the participant attains age

                           70 1/2, or (B) the earlier of the calendar year with or within which ends the plan year in which the participant becomes a 5% owner, or the calendar year in which the participant retires.

                                    (ii) A participant is treated as a 5% owner
                           for purposes of this paragraph (f) if such participant is a 5% owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the plan is top-heavy) at any time during the plan year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent plan year.

                                   (iii) Once distributions have begun to a 5%
                           owner under this paragraph (f), they must continue even if the participant ceases to be a 5% owner in a subsequent year.

All distributions under this Section 4.6 shall be determined and made in accordance with Section 401(a)(9) of the Code and the regulations thereunder, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the Income Tax Regulations.

                  4.7. Joint and survivor annuity requirements: The provisions of this Section 4.7 shall apply to any participant who is credited with at least one hour of service with the Employer on or after August 23, 1984, and such other participants as provided in Section 4.7.6, as follows:

                  4.7.1. Qualified retirement annuity: Unless an optional form of benefit described in Section 4.6.1 is elected pursuant to a qualified election within the 90 day period ending on the annuity starting date, a participant's vested accrued benefit shall be applied to the purchase of a qualified retirement annuity. The participant may elect to have such annuity distributed upon the attainment of the earliest retirement age under the plan.

                  4.7.2. Qualified preretirement survivor annuity: Unless an optional form of benefit has been selected within the election period pursuant to a qualified election, if the participant dies before the annuity starting date, then his vested accrued benefit shall be applied toward the purchase of a qualified preretirement survivor annuity. The surviving spouse may elect by written notice to the Committee to have such annuity distributed to her within a reasonable period following the death of the participant. If the participant leaves no surviving spouse, or elects an optional form of death benefit, his vested accrued benefit shall be payable as provided in Section 4.6.2.

                  4.7.3. Definitions: The following definitions shall apply for purposes of this Section 4.7:

                           (a) "Annuity starting date" shall mean the first day
                  of the first period for which an amount is paid in an annuity or any other form.

                           (b) "Election period" shall mean the period which
                  begins on the first day of the plan year in which the participant attains age 35 and ends on the date of the participant's death. If a participant terminates from service prior to the first day of the plan year in which he attains age 35, with respect to his accrued benefit as of the date of separation, the election period shall begin on the date of termination. A participant who will not yet attain age 35 as of the end of any current plan year may make a special qualified election to waive the qualified preretirement survivor annuity for the period beginning on the date of such election and ending on the first day of the plan year in which the participant will attain age 35. Such election shall not be valid unless the participant receives a written explanation of the qualified preretirement survivor annuity in such terms as are comparable to the explanation required under Section
                  4.7.4. Qualified preretirement survivor annuity coverage will be automatically reinstated as of the first day of the plan year in which the participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this Section 4.7.

                           (c) "Earliest retirement age" shall mean the earliest
                  date on which the participant could elect to receive retirement benefits under the plan.

                           (d) "Qualified election" shall mean the waiver of a
                  qualified retirement annuity or a qualified preretirement survivor annuity. Any such election shall not be effective unless: (i) the participant's spouse (if any) consents in writing to the election; (ii) the election designates a specific beneficiary, including any class of beneficiaries or contingent beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the participant without any further spousal consent); (iii) the spouse's consent acknowledges the effect of the election; and (iv) the spouse's consent is witnessed by a plan representative or notary public. Additionally, a participant's qualified election shall not be effective unless it designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the participant without any further spousal consent). If it is established to the satisfaction of a plan representative that there is no spouse or that the spouse cannot be located, an election by the participant will be deemed a qualified election. Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the participant without any requirement of further consent by such spouse must acknowledge that the spouse has the rights to limit consent to a specific beneficiary, and a specific form of benefit (where applicable), and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior election may be made by a participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the participant has received notice as provided in Section 4.7.4.

                           (e) "Qualified joint and survivor annuity" shall mean
                  an immediate noncashable and nontransferable annuity purchased from a legal reserve life insurance company providing approximately equal monthly installments for the life of the participant with a survivor annuity for the life of the participant's spouse which is not less than 50% and not more than 100% of the amount of the annuity payable during the joint lives of the participant and the participant's spouse. The joint and survivor annuity shall be the amount of benefit which can be purchased with the participant's vested accrued benefit. The percentage of the survivor annuity under the plan shall be 50% unless otherwise elected by the Employer in the Adoption Agreement.

                           (f) "Qualified preretirement survivor annuity" shall
                  mean an immediate noncashable and nontransferable annuity purchased from a legal reserve life insurance company providing approximately equal monthly installments for the life of the participant's surviving spouse, if any.

                           (g) "Qualified retirement annuity," with respect to a
                  participant who is married on the annuity starting date, shall mean a qualified joint and survivor annuity. A qualified retirement annuity, with respect to a participant who is not married on the annuity starting date, shall mean a life annuity as described in Section 4.6.1(i).

                           (h) "Spouse" or "surviving spouse" shall mean the
                  legally married spouse or surviving spouse of the participant, provided that a former spouse shall be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code.

                  4.7.4. Notice requirements: The following notice requirements shall apply for purposes of this Section 4.7:

                           (a) In the case of a qualified retirement annuity
                  payable pursuant to Section 4.7.1, the plan administrator shall no less than 30 days and no more than 90 days prior to the annuity starting date provide the participant a written explanation of: (i) the terms and conditions of a qualified retirement annuity; (ii) the participant's right to make and the effect of an election to waive the qualified retirement annuity form of benefit; (iii) the rights of a participant's spouse; and (iv) the right to make and the effect of a revocation of a previous election to waive the qualified retirement annuity.

                           (b) In the case of a qualified preretirement survivor
                  annuity payable pursuant to Section 4.7.2, the plan administrator shall provide the participant, within the applicable period for such participant, a written explanation of the qualified preretirement survivor annuity. Such explanation shall set forth the information specified in (i) through (iv) of Sec-tion 4.7.4(a), except that references to the qualified retirement annuity shall instead be to the qualified preretirement survivor annuity. The applicable period for a participant is the last to end of the following periods: (i) the period beginning with the first day of the plan year in which the participant attains age 32 and ending with the close of the plan year in which the participant attains age 35; (ii) a reasonable period ending after the individual becomes a participant; or (iii) a reasonable period after this Section
                  4.7 first applies to the participant. For purposes of applying the preceding sentence, a reasonable period ending after the events described in (ii) and (iii) is the end of the 2 year period beginning one year prior to the date the applicable event occurs and ending one year after that date. In the case of a participant who separates from service before the plan year in which age 35 is attained, notice shall be provided within the 2 year period beginning one year prior to separation and ending one year after separation. If such participant thereafter returns to employment with the Employer, the applicable period for such participant shall be redetermined.

                  4.7.5. Safe harbor rules: Except to the extent otherwise elected by the Employer in the Adoption Agreement or as provided in
         Section 4.7.6, the requirements of this Section 4.7 shall not apply to a participant in a profit-sharing plan, and to any distribution made on or after the first day of the first plan year beginning after December 31, 1988 from the participant's deductible contribution account under a money purchase pension plan, if the following conditions are met:

                           (a) The participant cannot or does not elect payments
                  in the form of a life annuity.

                           (b) Upon the death of the participant, the
                  participant's vested accrued benefit will be paid to the participant's surviving spouse, or, if the surviving spouse has already consented in a manner conforming to a qualified election, then to the participant's designated beneficiary. The surviving spouse may elect to have distribution of the vested accrued benefit commence within the 90-day period following the date of the participant's death. The accrued benefit shall be adjusted for gains and losses occur-ring after the participant's death in accordance with Section 4.10.

                           (c) The profit-sharing plan with respect to the
                  participant is not determined to be the direct or indirect transferee of a defined benefit plan, money purchase pension plan (including a target benefit plan), stock bonus or profit-sharing plan which is subject to the survivor annuity requirements of Sections 401(a) and 417 of the Code.

         For purposes of this Section 4.7.5, "vested accrued benefit" shall refer, in the case of a money purchase plan, only to the balance in the participant's deductible contribution account.

                  4.7.6. Transitional rules: Notwithstanding the foregoing provisions of this Section 4.7, the following provisions shall apply:

                           (a) Any participant not receiving benefits on August
                  23, 1984, who would otherwise not receive the benefits prescribed by the provisions of this Section 4.7, must be given the opportunity to elect to have the provisions of this
                  Section 4.7 apply if such participant is credited with at least one hour of service under this plan or a prior plan in a plan year beginning on or after January 1, 1976, and such participant had at least 10 years of service when he separated from service.

                           (b) Any participant not receiving benefits on August
                  23, 1984, who was credited with at least one hour of service under this plan or a prior plan on or after September 2, 1974, and who is not otherwise credited with any service in a plan year beginning on or after January 1, 1976, must be given the opportunity to have his benefits paid in accordance with paragraph (d) of this Section 4.7.6.

                           (c) The respective opportunities to elect (as
                  described in paragraphs (a) and (b) of this Section 4.7.6) must be afforded to the appropriate participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said participants.

                           (d) Any participant who has elected pursuant to
                  paragraph (b) of this Section 4.7.6 and any participant who does not elect under paragraph (a) of this Section 4.7.6, or who meets the requirements of paragraph (a) except that such participant does not have at least 10 years of service when he separates from service, shall have his benefits distributed in accordance with all of the following requirements if but for this paragraph (d) the participant's benefit would have been payable in the form of a life annuity:

                                     (i) Automatic joint and survivor annuity:
                           If benefits in the form of a life annuity become payable to a married participant who: (A) begins to receive payments under the plan on or after normal retirement age; or (B) dies on or after normal retirement age while still working for the Employer; or (C) begins to receive payments on or after the qualified early retirement age; or (D) separates from service on or after attaining normal retirement age (or the qualified early retirement age) and after satisfying the eligibility requirements for the payment of benefits under the plan and thereafter dies before beginning to receive such benefits; then such benefits shall be received under this plan in the form of a qualified joint and survivor annuity, unless the participant has elected otherwise during the election period. The election period must begin at least 6 months before the participant attains qualified early retirement age and end not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the participant at any time.

                                    (ii) Election of early survivor annuity: A
                           participant who is employed after attaining the qualified early retirement age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the spouse under the qualified joint and survivor annuity if the participant had retired on the day before his or her death. Any elec-tion under this provision will be in writing and may be changed by the participant at any time. The election period begins on the later of (A) the 90th day before the participant attains the qualified early retirement age, or (B) the date on which participation begins, and ends on the date the participant terminates employment.

                                  (iii) Definitions: The following definitions
                           shall apply for purposes of this paragraph (d):

                                    (1) "Qualified early retirement age" shall
                           mean the latest of:

                                    (A) the earliest date, under the plan, on
                           which the participant may elect to receive retirement benefits,

                                    (B) the first day of the 120th month
                           beginning before the participant reaches normal retirement age, or

                                    (C) the date the participant begins
                           participation.

                                    (2) "Qualified joint and survivor annuity"
                           shall mean an annuity for the life of the participant with a survivor annuity for the life of the spouse as described in paragraph (e) of Section 4.7.3.

                  4.8. Small amount: Notwithstanding any other provision of the plan, if the vested accrued benefit of a participant does not exceed $3,500 as of the adjustment date coincident with or next following the date of his termination of service for any reason, including death, or any previous adjustment date as of which a distribution was made, then his vested accrued benefit shall be paid in a lump sum as of such adjustment date to the person entitled thereto without regard to any election made by the participant or any consent of the participant or the participant's spouse. For purposes of this
Section 4.8, if the value of a participant's vested accrued benefit is zero, the participant shall be deemed to have received distribution of such vested accrued benefit. If a distribution is made to a participant before he attains age 59 1/2, such participant shall be advised by the plan administrator that an additional income tax may be imposed in an amount equal to 10% of the amount so received which is included in his taxable income for such taxable year.

                  4.9. Interim payments: Except as provided in Section 4.7, the Committee may in a nondiscriminatory manner cause one or more interim payments to be made to a participant or his beneficiary, as the case may be, between the date the participant shall retire, or the date of death of the participant, and the adjustment date as of which retirement or death benefits would ordinarily be paid or commence to be paid; provided, that in no event shall the aggregate of such interim payments exceed 50% of the vested accrued benefit of such participant as of the close of business of the plan on the adjustment date next preceding the date he shall retire or die.

                  4.10. Continued share in profits or losses of trust fund: If all or any part of the accrued benefit of any individual is being paid to him from the trust in installments, or is being held in the trust for future payment to him, his account shall continue to be adjusted as provided in Section 6. With respect to an individual who is receiving installment payments from the trust, the amount of the installment payments shall be adjusted as of each adjustment date to reflect the adjusted amount in his account (or deferred payment account as the case may be) as of such adjustment date.

                  4.11. Optional withdrawals: If the requirements of Section 4.7 shall not apply with respect to the plan and if permitted by the Adoption Agreement, a participant in service may at his option make one or more withdrawals from his Employer contribution account subject to the following provisions:

                  4.11.1. No withdrawal hereunder shall exceed 50% of the vested amount in the Employer contribution account of the participant as of the adjustment date next preceding the date of the withdrawal; provided, that in any event the amount remaining in the participant's Employer contribution account following any such withdrawal shall not be less than the aggregate of the Employer contributions and forfeitures under the plan credited to his account for the 2 plan years preceding such withdrawal.

                  4.11.2. A participant may not withdraw any portion of the Employer contribution allocable to him for the plan year in which an application for withdrawal is filed.

                  4.11.3. Application for a withdrawal shall be made by the participant in writing on a form approved by the Committee and filed with the Committee, and not more than one application shall be filed during any plan year.

                  4.11.4. If any portion of the Employer contribution account of a participant is distributed to him at a time when he has a nonforfeitable right to less than 100% of his Employer contribution account, at any subsequent relevant time the participant's nonforfeitable portion of the Employer contribution account shall not be less than an amount ("X") determined by the following formula: X = P (AB + D) - D. For purposes of applying the formula: P is the nonforfeitable percentage at the relevant time; AB is the account balance in the Employer contribution account at the relevant time; D is the amount of the distribution, and the relevant time is the time under the plan at which the nonforfeitable percentage of his account balance cannot increase.

                  4.12. Loans: If permitted by the Adoption Agreement, upon the written application of any participant or beneficiary (other than an owner-employee or shareholder-employee), the Committee in accordance with its uniform, nondiscriminatory policy may direct the Trustee to permit the participant to borrow from his account, subject to the following provisions:

                  4.12.1. The minimum principal amount of any loan made to a participant shall be $1,000. The maximum principal amount of any loan made to the participant or beneficiary, when added to the then unpaid balance on all loans previously made to the participant or beneficiary, shall not exceed the lesser of

                           (a) $50,000, reduced by the excess (if any) of the
                  highest outstanding balance of loans during the one year period ending on the day before the loan is made, over the outstanding balance of loans from the plan on the day the loan is made; or

                           (b) 50% of the vested accrued benefit of the
                  participant.

         For purposes of this Section 4.12, the participant's vested accrued benefit shall be determined as of the adjustment date next preceding the date he files his application for a loan. If a participant shall have a vested accrued benefit in more than one tax-qualified retirement plan of the Employer, the limitation in (a) or (b) shall be applied both with respect to this plan only and with respect to all such plans in the aggregate. In applying the limitations with respect to this plan, only loans to the participant under this plan and his vested accrued benefit under this plan shall be taken into account. In applying the limitations with respect to all such plans in the aggregate, all loans to the participant under all such plans and the sum of his vested accrued benefits under all such plans shall be taken into account.

                  4.12.2. All loans shall by their terms require that repayment be amortized in level payments of principal and interest, not less frequently than quarterly, over a period not exceeding 5 years from the date made, except that the obligation to repay shall not exceed 10 years with respect to a loan made to a participant for the purpose of acquiring any dwelling unit which is used or will be used within a reasonable time (determined at the time the loan is made) as the primary residence of the participant or beneficiary.

                  4.12.3. Each participant or beneficiary making an application for a loan shall receive from the Trustee a statement of the charges involved in the loan transaction. This statement shall include the amount financed and the annual interest rate. If the requirements of
         Section 4.7 shall apply with respect to the plan, no loan shall be made to a participant unless the participant has obtained, within the 90 day period next preceding the loan, the written consent of his spouse, if any, to such loan. The consent of the spouse must be obtained in a manner which constitutes a qualified election as defined in Section 4.7.3(d). A new consent must be obtained from the spouse for any renegotiation, extension, renewal, or other revision of the loan.

                  4.12.4. Each loan shall be secured by the pledge of 50% of the borrowing participant's or beneficiary's vested accrued benefit (determined at the time the loan is made), and by the pledge of such further security as the Committee, in its discretion, deems necessary or desirable to assure repayment of the borrowed amount and all interest payable thereon in accordance with the terms of the loan.

                  4.12.5. Each loan shall be evidenced by a negotiable promissory note (the "note") in form acceptable to the Trustee, payable to the order of the Trustee, bearing in-terest at a rate commensurate with the prevailing rate charged by commercial lenders in the geographic region of the Employer, as determined by the Trustee, and, except as provided in Section 4.12.2, payable in full not more than 5 years from the date thereof. The borrowing participant or beneficiary shall execute any additional documents as shall be deemed necessary or advisable by the Committee to consummate the loan and to provide reasonable safeguards. The principal amount of each loan to a participant or beneficiary shall be an investment allocated solely to the account of the borrowing participant or beneficiary, and the rate and all interest paid thereon shall be allocated solely to the account of the borrowing participant or beneficiary. If so directed by the Committee, the Employer shall establish a procedure for withholding at appropriate intervals from a borrowing participant's regular payroll checks amounts necessary to satisfy the borrowing participant's repayment obligations under the note. All amounts so withheld shall be transferred immediately to the Trustee.

                  4.12.6. The occurrence of any one or more of the following events of default shall constitute a default by the borrowing participant or beneficiary under the terms of the loan, whereupon the unpaid balance of the note, together with accrued interest, will immediately become due and payable without presentment, demand, protest, or notice of any kind. Events of default include: (i) failure to make any payment when due, whether by acceleration or otherwise;
         (ii) bankruptcy or insolvency of the borrowing participant or beneficiary; or (iii) death of the borrowing participant or beneficiary.

                  4.12.7. If an event of default shall occur with respect to a borrowing participant or beneficiary, the entire unpaid principal amount of the note, plus accrued and unpaid interest shall immediately become due and payable in accordance with the terms and provisions set forth in Section 4.12.7 of the Adoption Agreement; provided, that foreclosure on the note and attachment of the participant's or beneficiary's vested accrued benefit shall not occur until a distributable event occurs under the plan.

                  Section 5.                Vesting:
                  ---------                 -------

                  5.1. Notwithstanding the vesting schedule elected by the Employer in Section 5 2 of the Adoption Agreement and sub-ject to the provisions of Section 5.3, the accrued benefit of each participant shall be fully vested (that is, not subject to forfeiture) immediately following the first to occur of:

                  5.1.1. Completion by the participant of his first hour of service on or after attainment of his normal retirement age;

                  5.1.2. Retirement of the participant under Section 4, including early retirement, if permitted, and disability retirement;

                  5.1.3.  Death of the participant while in service;

                  5.1.4. Termination or partial termination of the plan by the Employer;

                  5.1.5. If the plan is a profit-sharing plan, termination by the Employer of contributions to the plan, or a suspension or reduction of such contributions which amounts in effect to a termination of contributions; and

                  5.1.6. A final determination of disqualification of the plan at any time following initial determination by the Internal Revenue Service that the plan is qualified.

                  5.2. A participant whose accrued benefit is not fully vested as provided in Section 5.1 shall be vested in all or a percentage of his Employer contribution account depending upon the number of his years of service at the time such vested percentage is being determined, as specified by the Employer in the Adoption Agreement. For purposes of determining the vested percentage of a participant, the following special provisions shall apply:

                  5.2.1. The 12 month period for determining years of service and breaks in service shall be the plan year.

                  5.2.2. All years of service shall be taken into account except as otherwise elected by the Employer in the Adoption Agreement.

                  5.2.3. With respect to any participant who shall have had a prior break in service:

                           (a) No year of service prior to a one-year break in
                  service shall be taken into account until such participant shall have completed at least one year of service following such break in service.

                           (b) Notwithstanding paragraph (a) immediately
                  preceding, if an employee shall have a break in service following the computation date (as defined in Section 1.37) and shall not have any vested interest in his Employer contribution account at the time of such break in service, and the period of consecutive one-year breaks in service equals or exceeds the greater of (i) 5, or (ii) the aggregate number of years of service before such period, all years of such service prior to such period shall be disregarded. For the purpose of determining years of service prior to such period, there shall be excluded any years of service previously disregarded under this paragraph (b).

                           (c) No year of service following 5 consecutive
                  one-year breaks in service shall be taken into account in determining the vested percentage of his accrued benefit with respect to his service prior to such break.

                  5.2.4. In the event the Employer shall amend the provisions of the plan for determining the vested percentages of participants, or if the plan is deemed amended by an automatic change to or from a top-heavy vesting schedule as provided in Section 21.2.2, each participant with at least 3 years of service with the Employer may elect, within a reasonable period after the adoption of the amendment, to have his vested percentage determined without regard to such amendment. For participants who do not have at least one hour of service in any plan year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "5 years of service" for "3 years of service" where such language appears. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of: (i) 60 days after the amendment is adopted; (ii) 60 days after the amendment becomes effective; or (iii) 60 days after the participant is issued written notice of the amendment by the Employer or plan administrator.

                  5.3. A participant who is not fully vested in his accrued benefit shall forfeit the portion of his accrued benefit which is not vested as of the year-end adjustment date for the plan year in which first occurs the following: (i) he shall have 5 consecutive one-year breaks in service, (ii) he shall terminate service and die following such termination and prior to having a break in service, or (iii) he shall terminate service and receive or be deemed to receive a distribution pursuant to Section 4.5 or 4.8 (regardless of whether he had incurred a break in service). The portion of his accrued benefit which is not vested shall be determined as of the adjustment date described in the immediately preceding sentence, following the adjustments to his accrued benefit as provided in
Section 6. The portion of his accrued benefit so forfeited shall be treated as provided in Section 5.3 of the Adoption Agreement. No forfeitures will occur solely as a result of an employee's withdrawal of employee contributions. Notwithstanding the foregoing provisions of the Section 5.3, if the participant receives or is deemed to receive a distribution pursuant to Section 4.5 or 4.8 and subsequently reenters service, the participant's Employer contribution account shall be restored to the balance that existed in such account as of the distribution date if the participant repays to the trust the full amount of the distribution attributable to the Employer contribution account before the earlier of 5 years after the participant first reenters service or the last day of the plan year in which the participant incurs his fifth consecutive one-year break in service following the distribution date.

                  Section 6.   Accounts of Participants:

                  The Committee shall cause an account to be kept under the plan with respect to each participant, which account shall include to the extent applicable the separate accounts described in Section 1.1. The amount in each separate account with respect to the participant as of each adjustment date, ascertained under this Section 6 and herein called the "basic credit," shall be adjusted as of each succeeding adjustment date in the order set forth below:

                  6.1. There shall be debited the total amount of any payments made from the account since the last preceding adjustment date to or for the benefit of the individual entitled thereto.

                  6.2. There shall be credited or debited that portion of the net income or net loss of the trust since the last preceding adjustment date which the basic credit as of the last preceding adjustment date, further adjusted as provided in Section 6. 1, bears to the total of all the basic credits as of such preceding adjustment date so adjusted. The net income or net loss of the trust shall be ascertained by the Trustee and shall mean the profits and income actually realized and received, less the losses and expenses actually incurred and paid, plus any net increase or minus any net decrease in the fair market value of the assets of the trust not actually realized and received or incurred and paid. In ascertaining such value the expense of liquidation shall not be taken into account. "Basic credit as of the last preceding adjustment date" shall be such credit after the adjustments under this Section 6 shall have been made.

                  6.3. There shall be credited any contribution for the current plan year allocated to him as provided in the plan.

                  Section 7.    Administration by Committee:

                  7.1. The Committee shall consist of not more than five individuals who shall be appointed by the Board to serve at the pleasure of the Board. Any member of the Committee may resign, and his successor, if any, shall be appointed by the Board. The Committee shall be responsible for the general administration and interpretation of the plan and for carrying out its provisions, except to the extent all or any of such obligations are specifically imposed on the Trustee or the Board. The Committee shall furnish to the Trustee such information as the Trustee shall require for the proper administration of the trust. The plan administrator, who shall be a member of the Committee, shall be designated in the Adoption Agreement. The plan administrator shall be agent for service of legal process on the plan.

                  7.2. The members of the Committee shall elect a Chairman and may elect an acting Chairman. They shall also elect a Secretary and may elect an acting Secretary, either of whom may be but need not be a member of the Committee. The Committee may appoint from its membership such subcommittees with such powers as the Committee shall determine, and may authorize one or more of its members or any agent to execute or deliver any instruments or to make any payment in behalf of the Committee.

                  7.3. The Committee shall hold such meetings upon such notice, at such places and at such intervals as it may from time to time determine. Notice of meetings shall not be required if notice is waived in writing by all the members of the Committee at the time in office, or if all such members are present at the meeting.

                  7.4. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting shall be by vote of a majority of those present at any such meeting and entitled to vote. Resolutions may be adopted or other action taken without a meeting upon written consent thereto signed by all of the members of the Committee.

                  7.5. The Committee shall maintain full and complete records of its deliberations and decisions. The minutes of its proceedings shall be conclusive proof of the facts of the operation of the plan. The records of the Committee shall contain all relevant data pertaining to individual participants and their rights under the plan and in the trust fund.

                  7.6. Subject to the limitations of the plan and of ERISA the Committee may from time to time establish rules or by-laws for the administration of the plan and the transaction of its business.

                  7.7. No individual member of the Committee shall have any right to vote or decide upon any matter relating solely to himself or to any of his rights or benefits under the plan (except that such member may sign unanimous written consent to resolutions adopted or other action taken without a meeting) except to the extent such right shall be generally provided to participants pursuant to the terms of the plan.

                  7.8. The Committee may correct errors and, so far as practicable, may adjust any benefit or credit or payment accordingly. The Committee may in its discretion waive any notice requirements in the plan; provided, that a waiver of a requirement to notify the Trustee shall be made only with the consent of the Trustee. A waiver of notice in one or more cases shall not be deemed to constitute a waiver of notice in any other case. With respect to any power or authority which the Committee has discretion to exercise under the plan, such discretion shall be exercised in a nondiscriminatory manner.

                  7.9. Subject to the claims procedure set forth in Section 14, the Committee and the plan administrator shall have the duty, authority, and discretion to interpret and construe the provisions of the plan and to decide any dispute which may arise regarding the rights of participants hereunder, including the authority to construe uncertain provisions of the plan and to make determinations as to the eligibility of employees for plan participation and of employees and beneficiaries for benefits under the plan. Determinations by the Committee and plan administrator shall apply uniformly to all persons similarly situated and shall be binding and conclusive upon all interested persons.

                  7.10. The Committee may engage an attorney, accountant or any other technical advisor on matters regarding the operation of the plan and to perform such other duties as shall be required in connection therewith, and may employ such clerical and related personnel as the Committee shall deem requisite or desirable in carrying out the provisions of the plan. The Committee shall from time to time, but no less frequently than annually, review the financial condition of the plan and determine the financial and liquidity needs of the plan as required by ERISA. The Committee shall communicate such needs to the Employer and to the Trustee so that the funding policy and investment policy may be appropriately coordinated to meet such needs.

                  7.11. No fee or compensation shall be paid to any member of the Committee for his service as such.

                  7.12. The Committee shall be entitled to reimbursement out of the trust fund for its reasonable expenses properly and actually incurred in the performance of its duties in the administration of the plan; provided, that the Employer may, in the discretion of the Board, pay such expenses.

                  7.13. All requests, directions, requisitions and instructions of the Committee to the Trustee shall be in writing and signed by such person or persons as shall be designated in writing by the Committee.

                  7.14. To the maximum extent permitted by ERISA, no member of the Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf as a member of the Committee nor for any mistake of judgment made in good faith, and the Employer shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums for which are paid from the Employer's own assets), each member of the Committee and each other officer, employee, or director of the Employer to whom any duty or power relating to the administration or interpretation of the plan may be delegated or allocated, against any unreimbursed or uninsured cost or expense (including any sum paid in settlement of a claim with the prior written approval of the Board) arising out of any act or omission to act in connection with the plan unless arising out of such person's own fraud, bad faith, willful misconduct or gross negligence.

                  Section 8.   Management of Funds and Amendment or Termination
                  ---------    ------------------------------------------------
                               of Plan:
                               -------

                  8.1. All assets of the plan shall be held in a trust forming part of the plan, which shall be administered as a trust fund to provide for the payment to the participants or their successors in interest, out of the income and principal of the trust, of benefits as provided in the plan. All fiduciaries (as defined in ERISA) with respect to the plan shall discharge their duties as such solely in the interest of the participants and their successors in interest, and (i) for the exclusive purposes of providing benefits to participants and their successors in interest and defraying reasonable expenses of administering the plan, including the trust which is a part of the plan, (ii) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims, and (iii) in accordance with the plan, except to the extent such document may be inconsistent with the then applicable federal laws relating to fiduciary responsibility. The trust fund shall be used for the exclusive benefit of the participants and beneficiaries and to pay administrative expenses of the plan and trust to the extent not paid by the Employer, and no portion of the trust fund shall ever revert to or inure to the benefit of the Employer (except as otherwise provided in this Section 8.1). Notwithstanding the foregoing provisions of this Section 8.1, the following special provisions shall apply:

                  8.1.1. The Sponsor expressly reserves the right to amend or terminate the plan and liquidate the trust, and the Employer, by execution of the Adoption Agreement, delegates to the Sponsor the authority to amend or terminate the plan and to liquidate the trust by written instrument signed by the duly authorized representative of the Sponsor, and the Employer shall be deemed to have consented to any such amendments or termination. No amendment to the plan shall be effective to the extent that it has the effect of decreasing a participant's accrued benefit. Notwithstanding the preceding sentence, a participant's accrued benefit may be reduced to the extent permitted under Section 412(c)(8) of the Code. For purposes of this Section 8.1.1, a plan amendment which has the effect of decreasing a participant's accrued benefit or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of a plan is amended, in the case of an employee who is a participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such employee's right to his employer-derived accrued benefit will not be less than his percentage computed under the plan without regard to such amendment.

                  8.1.2. An Employer may amend the plan by (i) changing the choice of options in the Adoption Agreement, (ii) adding overriding plan language to the Adoption Agreement where such language is necessary to satisfy Sections 415 or 416 of the Code because of the required aggregation of multiple plans under these sections, and (iii) adding certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the plan to be treated as individually designed. The Employer shall be considered to have an individually designed plan if the Employer amends the plan or nonelective portions of the Adoption Agreement for any other reason, including a waiver of the minimum funding requirements under Section 412(d) of the Code. If the plan or any nonelective provision of the Adoption Agreement is amended by the Employer except as permitted in this Section 8.1.2, the funds of the plan shall be segregated from the trust by the Trustee as soon as is practicable. The Employer may terminate the plan as applicable to it, subject to the provisions of Sections 12.1 and 12.2.

                  8.1.3. Notwithstanding any other provisions of the plan, if the Employer shall (i) make a contribution to the plan by a mistake of fact, or (ii) shall make a contribution to the plan conditioned upon its deductibility under Section 404 of the Code and such contribution shall be determined to be nondeductible, or (iii) shall make a contribution to the plan conditional upon the initial qualification of the plan under Section 401(a) of the Code and the qualified status of the plan with respect to the year for which such contribution is made shall be denied, then in any such event such contribution shall be returned to the Employer without interest or other increment as soon as practicable, but in no event later than one year after said mistaken payment or after it shall be finally determined that the contribution is not deductible or after final determination of denial of qualified status of the plan, whichever shall be applicable. The amount to be so returned shall reflect trust net losses, if any, following said contribution, and shall be limited to the extent necessary to avoid a reduction of the accrued benefit of any participant below what his accrued benefit would have been if such contribution (to the extent made by mistake or determined to be nondeductible or made with respect to a year for which the plan is disqualified) had not been made.

                  8.2. The Employer shall, upon proper authorization, adopt the plan and execute the Adoption Agreement. When such Adoption Agreement has been accepted and executed by the Trustee and an initial contribution has been received by the Trustee from the Employer, the plan as applied to the Employer shall become effective as of the date specified in the Adoption Agreement.

                  Section 9.   Allocation of Responsibilities Among Named
                  ---------    ------------------------------------------
                               Fiduciaries:
                               -----------

                  9.1. The named fiduciaries with respect to the plan and the fiduciary duties and other responsibilities allocated to each are as follows:

                  9.1.1.  Board:

                           (a) To amend the plan (subject to Sections 8.1.1 and 8.1.2);

                           (b) To appoint and remove members of the Committee, including the plan administrator;

                           (c) To appoint and remove the Trustee under the plan;

                           (d) To determine the amount to be contributed to the plan each year by the Employer; and

                           (e)      To terminate the plan.

                  9.1.2.  Committee:

                           (a) To interpret the provisions of the plan and to
                  determine the rights of participants under the plan, except to the extent otherwise provided in Section 14 relating to claims procedure;

                           (b) To administer the plan in accordance with its
                  terms, except to the extent powers to administer the plan are specifically delegated to another named fiduciary or other person or persons as provided in the plan;

                           (c) To account for the accrued benefits of participants; and

                           (d) To direct the Trustee in the distribution of
                  trust assets.

                  9.1.3.  Plan Administrator:

                           (a) To file such reports as may be required with the
                  United States Department of Labor, the Internal Revenue Service and any other government agencies to which reports may be required to be submitted from time to time;

                           (b) To comply with requirements of law for disclosure
                  of plan provisions and other information relating to the plan to participants and other interested parties; and

                           (c) To administer the claims procedure to the extent
                  provided in Section 14.

                  9.1.4.  Trustee:

                           (a)      To invest and reinvest trust assets;

                           (b) To make distributions to plan participants as directed by the Committee;

                           (c) To render annual accountings to the Employer as provided in the plan; and

                           (d) Otherwise to hold, administer and control the
                  assets of the trust as provided in Section 18 of the plan.

                  9.1.5. Investment Manager: In the event the Board shall appoint an investment manager to manage (including the power acquire and dispose of) assets of the trust, as provided in Section 18.1.2 of the plan, the duties of the investment manager shall be to manage, acquire and dispose of assets of the trust, or to direct the Trustee in the management, acquisition and disposition of assets of the trust.

                  9.2. Except as otherwise provided in ERISA, a named fiduciary shall not be responsible or liable for any act or omission of another named fiduciary with respect to fiduciary responsibilities allocated to such other named fiduciaries, and a named fiduciary of the plan shall be responsible and liable only for its own acts or omissions with respect to fiduciary duties specifically allocated to it and designated as its responsibility.

                  Section 10.   Benefits Not Assignable; Facility of Payments:
                  ----------    ---------------------------------------------

                  10.1. No portion of any benefit held or paid under the plan with respect to any participant shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void, nor shall any portion of such accrued benefit be in any manner payable to any assignee, receiver or trustee, or be liable for his debts, contracts, liabilities, engagements or torts, or be subject to any legal process to levy upon or attach; provided, that this Section 10.1 shall not apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a participant pursuant to a qualified domestic relations order, as defined in Section 414(p) of the Code, or any domestic relations order entered before January 1, 1985.

                  10.2. If any individual entitled to receive any payments under the plan shall be physically, mentally or legally incapable of receiving or acknowledging receipt of such payment, the Committee, upon the receipt of satisfactory evidence of his incapacity and satisfactory evidence that another person or institution is maintaining him and that no guardian or committee has been appointed for him, may cause any payment otherwise payable to him to be made to such person or institution so maintaining him. Payment to such person or institution shall be in full satisfaction of all claims by or through the participant to the extent of the amount thereof.

                  Section 11.    Beneficiary:
                  ----------     -----------

                  Each participant shall name a beneficiary (which may include more than one person, natural or otherwise, and one or more secondary or contingent beneficiaries) who shall be entitled to any death benefits payable from the trust under the plan, which beneficiary shall be subject to change upon request in writing of such participant to the Committee; provided, that if such beneficiary dies prior to asserting a written claim for such death benefit, or if such participant fails to designate a beneficiary, then and in either of such events, such benefit shall be payable to the surviving spouse of such participant or, if he shall leave no surviving spouse, then to his estate. Notwithstanding the foregoing, if the plan is not otherwise subject to the requirements of Section 4.7 and the participant leaves a surviving spouse, such spouse shall be his primary beneficiary unless the spouse consents to another beneficiary in the manner which constitutes a qualified election as defined in
Section 4.7.3(d). If a beneficiary is receiving payments from the trust fund and dies before receiving all of the payments due him, any remaining payments shall be made to the contingent beneficiary, if any. If there is no contingent beneficiary, any remaining payments shall be paid to the estate of the beneficiary. Any beneficiary may disclaim all or any part of any benefit to which such beneficiary shall be entitled hereunder by filing a written disclaimer with the Committee at least 10 days before payment of such benefit is to be made. Such a disclaimer shall be made in form satisfactory to the Committee, and shall be irrevocable when filed. Any benefit disclaimed shall be payable from the plan in the same manner as if the beneficiary who filed the disclaimer had died on the date of such filing.

                  Section 12.   Termination of Plan and Trust; Removal of
                  ----------    -----------------------------------------
                                Trustee; Merger or Consolidation of Plan:
                                ----------------------------------------

                  12.1. Complete termination: In the event of termination of the plan, all contributions shall cease and no additional participants shall enter the plan. The assets under the plan shall thereupon vest (that is, become nonforfeitable) in the participants, beneficiaries or other successors in interest, as their interests may appear, and such vested benefit of each such individual shall be held in the plan for distribution in accordance with the provisions of Section 4; provided, that the Committee may in its discretion provide for a liquidation of the trust and distributions to the participants of their vested accrued benefits in cash, in kind, in the form of nontransferable annuity contracts, or in any combination thereof. In addition, if upon termination the plan does not offer an annuity option (purchased from a commercial provider), the participant's accrued benefit may, without the participant's consent, be distributed to the participant or transferred to another defined contribution plan (other than an employee stock ownership plan defined in Section 4975(e)(7) of the Code) of an affiliated employer. For purposes of the plan, a termination of Employer contributions or a suspension or reduction of such contributions which amounts in effect to a termination of contributions shall be regarded as a termination of the plan.

                  12.2. Partial termination: In the event of a partial termination of the plan, the provisions of Section 12.1 regarding a complete termination shall apply in determining interests and rights of the participants and their beneficiaries with respect to whom the partial termination shall occur, and shall apply to the portion of the trust fund allocable to such participants and beneficiaries.

                  12.3. Removal and resignation of Trustee: The Employer, at any time by written notice of at least 90 days to the Trustee, may remove the Trustee as trustee under the plan. The Trustee may resign at any time upon 90 days notice in writing to the Employer. As of the date of any such removal or resignation of the Trustee, the Trustee shall transfer the assets of the trust attributable to the plan as applied to the Employer to the successor trustee or custodian named in the notice and the Employer shall thereupon be considered to have an individually designed plan. Prior to such transfer, the accounts of the Trustee shall be finally settled. Following such transfer, the Trustee and the Sponsor shall be released and discharged from all further accountability or liability with respect to the assets of the trust fund and shall not be responsible in any way for further disposition of such assets or any part thereof.

                  12.4. Merger or consolidation: In the event of any merger or consolidation of the plan with any other plan, or a transfer of assets or liabilities of the plan to any other plan (which merged, consolidated or transferee plan shall be referred to in this Section 12.4 as the "successor plan"), the amount which each participant would receive if the successor plan (and this plan, if he has any interest remaining therein) were terminated immediately after the merger, consolidation or transfer shall be equal to or greater than the amount he would have received if this plan (and the successor plan, if he had any interest therein immediately prior to the merger, consolidation or transfer) had been terminated immediately preceding the merger, consolidation or transfer.

                  Section 13.   Communication to Participants:
                  ----------    -----------------------------

                  In accordance with the requirements of ERISA, the Employer shall communicate the principal terms of the plan to the participants. The Employer shall make available for inspection by participants and their beneficiaries during reasonable hours, at the principal office of the Employer and at such other places as may be required by ERISA, a copy of the plan and of the trust agreement and of such other documents as may be required by ERISA.

                  Section 14.   Claims Procedure:
                  ----------    ----------------

                  The following claims procedure shall apply with respect to the plan:

                  14.1. Filing of a claim for benefits: If a participant or beneficiary (the "claimant") believes that he is entitled to benefits under the plan which are not being paid to him or which are not being accrued for his benefit, he shall file a written claim therefor with the plan administrator. In the event the plan administrator shall be the claimant, all actions which are required to be taken by the plan administrator pursuant to this Section 14 shall be taken instead by another member of the Committee designated by the Committee.

                  14.2. Notification to claimant of decision: Within 90 days after receipt of a claim by the plan administrator (or within 180 days if special circumstances require an extension of time), the plan administrator shall notify the claimant of his decision with regard to the claim. In the event of such special circumstances requiring an extension of time, there shall be furnished to the claimant prior to expiration of the initial 90 day period written notice of the extension, which notice shall set forth the special circumstances and the date by which the decision shall be furnished. If such claim shall be wholly or partially denied, notice thereof shall be in writing and worded in a manner calculated to be understood by the claimant, and shall set forth: (i) the specific reason or reasons for the denial; (H) specific reference to pertinent provisions of the plan on which the denial is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (iv) an explanation of the procedure for review of the denial. If the plan administrator fails to notify the claimant of the decision in a timely manner, the claim shall be deemed denied as of the close of the initial 90 day period (or the close of the extension period, if applicable).

                  14.3. Procedure for review: Within 60 days following receipt by the claimant of notice denying his claim, in whole or in part, or, if such notice shall not be given, within 60 days following the latest date on which such notice could have been timely given, the claimant shall appeal denial of the claim by filing a written application for review with the Committee. Following such request for review, the Committee shall fully and fairly review the decision denying the claim. Prior to the decision of the Committee, the claimant shall be given an opportunity to review pertinent documents and to submit issues and comments in writing.

                  14.4. Decision on review: The decision on review of a claim denied in whole or in part by the plan administrator shall be made in the following manner:

                  14.4.1. Within 60 days following receipt by the Committee of the request for review (or within 120 days if special circumstances require an extension of time), the Committee shall notify the claimant in writing of its decision with regard to the claim. In the event of such special circumstances requiring an extension of time, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. If the decision on review is not furnished in a timely manner, the claim shall be deemed denied as of the close of the initial 60 day period (or the close of the extension period, if applicable).

                  14.4.2. With respect to a claim that is denied in whole or in part, the decision on review shall set forth specific reasons for the decision, shall be written in a manner calculated to be understood by the claimant, and shall cite specific references to the pertinent plan provisions on which the decision is based.

                  14.4.3. The decision of the Committee shall be final and conclusive.

                  14.4.4. Action by authorized representative of claimant: All actions set forth in this Section 14 to be taken by the claimant may likewise be taken by a representative of the claimant duly authorized by him to act in his behalf on such matters. The plan administrator and the Committee may require such evidence as either may reasonably deem necessary or advisable of the authority to act of any such representative.

                  Section 15.   Previously Existing Qualified Plans of the
                  ----------    ------------------------------------------
                                Employer:
                                --------

                  By so designating in the Adoption Agreement, adoption of the instant plan shall amend and supersede in its entirety a previously existing defined contribution plan of the Employer which is qualified under Section 401(a) of the Code immediately prior to such adoption, as evidenced by a current favorable determination letter or opinion letter issued by the Commissioner of Internal Revenue or his delegate (which previously existing plan shall be referred to herein as the "prior plan"). Adoption of the instant plan shall be deemed to amend and supersede the prior plan and shall not be deemed to be a termination thereof. In applying the provisions of Section 5.2 following adoption of this plan, each participant in this plan on the effective date of adoption of this plan who was a participant in the prior plan immediately before such effective date shall have a vested percentage in his accrued benefit which shall not be less than the percentage of his benefit in the prior plan which would have been vested in him if the prior plan had continued in effect through the adjustment date for the plan year in which the vested percentage is being determined.

                  Section 16.  Special Provisions Relating to Transfers From
                  ----------   ---------------------------------------------
                               Qualified Plans:
                               ---------------

                  With the written approval of the Committee in accordance with procedures approved by the Committee, the Trustee shall receive and hold, as a part of the trust fund, assets (hereinafter referred to as the "transferred assets," which shall be deemed to include all increments allocable to such transferred assets) transferred directly from the trustee or custodian of any other retirement plan (hereinafter referred to as the "transferor plan") which is qualified under Section

401(a) of the Code. Such transferred assets may include cash or other types of property. In applying the provisions of this Section 16, the following special provisions shall apply:

                  16.1. The transferred assets and all rights to or derived therefrom shall be at the time of the transfer and at all times thereafter fully nonforfeitable and vested in the respective participants (and in the proportions) to whom such transferred assets had been allocated under the transferor plan.

                  16.2. The Trustee under this plan shall not be liable or responsible for any acts or omissions in the administration of any transferor plan and the trust thereunder of any other person or entity who was trustee, custodian or other fiduciary under any such transferor plan, and the Trustee shall be held harmless from such liability or responsibility.

                  16.3. The Trustee shall keep a separate and identifiable account with respect to the transferred assets of each participant (which may be commingled for investment purposes with other assets of the trust), designated as the "direct transfer account." The direct transfer account of each participant shall be adjusted in the manner specified in Section 6.

                  16.4. To the extent not inconsistent with the provision of this Section 16, the Committee may promulgate rules or bylaws supplementing and implementing the provisions of this Section 16.

                  Section 17.               Rollovers:
                  ----------                ---------

                  An employee who receives a distribution of his entire interest from another retirement plan which is qualified under Section 401(a) of the Code on the date of such distribution may, with the written consent of the Committee and in accordance with procedures approved by the Committee, transfer all or a part of such distribution to the Trustee under this plan. The amount so transferred may include cash or other types of property. In applying the provisions of this Section 17, the following special provisions shall apply:

                  17.1. The transfer to the Trustee must occur on or before the 60th day following the receipt by the employee of such distribution or, if such distribution has previously been deposited in an individual retirement account or individual retirement annuity (as defined in Section 408 of the Code), the transfer must occur on or before the 60th day following the receipt by the employee of the balance to his credit under such individual retirement account or individual retirement annuity.

                  17.2. The distribution made to the employee must be a qualified total distribution within the meaning of Section 402(a)(5)(E)(i) of the Code.

                  17.3. The amount transferred to the Trustee is limited to the maximum rollover amount as provided in Section 402(a)(5)(B) of the Code.

                  17.4. The amount transferred to the Trustee shall be credited to a separate account with respect to the employee, designated as the "rollover account." With respect to each rollover account, the following special provisions shall apply:

                  (a) Except as provided in paragraph (c) hereof, each rollover account shall be adjusted in the manner specified in Section 6.

                  (b) Each employee having a rollover account shall have a nonforfeitable interest therein.

                  (c) Except as otherwise provided in this Section 17, the assets in the rollover account shall be administered by the Trustee in the same manner as other trust assets. Assets of the rollover account may be commingled for investment with other assets of the trust fund; provided, that with respect to a rollover contribution made other than on an adjustment date, such contribution shall not be commingled until immediately following the next adjustment date, and for the period preceding such adjustment date the employee's rollover account shall be adjusted under Section 6 as if such account constituted the entire trust fund.

                  17.5. If an employee who makes such a transfer is eligible to participate in the plan but has not completed the participation requirements of
Section 1.25, his rollover account shall represent his sole interest in the plan until he becomes a participant.

                  Section 18.    Trust Provisions:
                  ----------     ----------------

                  18.1.  Trustee's powers:

                  18.1.1. The Trustee shall receive, hold, manage, convert, sell, exchange, invest, reinvest, disburse and otherwise deal with the assets of the trust, including contributions made by the Employer and employees to the trust and the income and profits therefrom, in the manner and for the uses and purposes in the plan and as herein provided. In the investment, reinvestment and management of the fund constituting the trust, and subject to the provisions of Sections 8.1,
         18.1.2 and 18.1.3, the Trustee is hereby authorized and empowered:

                           (a) To receive all rents, issues, dividends, income,
                  profits and properties of every nature due the trust, and to hold or make distribution thereof in accordance with the terms of the plan and this trust agreement.

                           (b) To retain the properties now or hereafter
                  received by the trust, or to dispose of them as and when deemed advisable by public or private sale or exchange or otherwise, for cash or upon credit, or partly upon cash and partly upon credit, and upon such terms and conditions as shall be deemed proper.

                           (c) To participate in any plan of liquidation,
                  reorganization, consolidation, merger, or other financial adjustment of any corporation or business in which the trust is or shall be financially interested, and to exchange any property held in the trust for property issued under any such plan.

                           (d) To invest or reinvest principal and income of the
                  funds belonging to the trust in (i) common or preferred stocks or options to buy and sell such stocks, (ii) bonds, notes or other securities (including commercial paper and other short-term obligations), (iii) mutual funds, (iv) guaranteed investment contracts issued by a legal reserve life insurance company, (v) real or personal properties or interests therein,
                  (vi) cash equivalent deposits, certificates of deposit or accounts (including such deposits or accounts issued by the Trustee), or any combination of (i) through (vi), as shall from time to time be approved by the Trustee, or to hold any part of such principal or income in cash as may from time to time be determined by the Trustee.

                           (e) To hold any investment belonging to the trust in
                  bearer form, or to register and hold the same in the name of the Trustee or in the name of its duly authorized nominee.

                           (f) To borrow for the benefit of the trust for such
                  periods of time and upon such terms and conditions as may be deemed proper, any sum or sums of money, and to secure such loans by mortgage or pledge of any property belonging to the trust, without personal liability therefor.

                           (g) To execute such deeds, leases, contracts, bills
                  of sale, notes, proxies and other instruments in writing as shall be deemed requisite or desirable in the proper administration of the trust.

                           (h) To compromise, arbitrate or otherwise adjust or
                  settle claims in favor of or against the trust, except to the extent the plan provides otherwise with respect to claims for benefits under the plan.

                           (i) To make distributions to participants or their beneficiaries at the direction of the Committee.

                           (j) To renew or extend or participate in the renewal
                  or extension of any mortgage, upon such terms as may be deemed advisable, and to agree to a reduction in the rate of interest on any mortgage or to any other modification or change in the terms of any mortgage or of any guarantee pertaining thereto, in any manner and to any extent that may be deemed advisable for the protection of the trust fund or the preservation of the value of any investment of the trust fund, to waive any default, whether in the performance of any covenant or condition of any mortgage or in the performance of any guarantee, or to enforce any such default in such manner and to such extent as may be deemed advisable, to exercise and enforce any and all rights of foreclosure, to bid in property on foreclosure, to take a deed in lieu of foreclosure with or without paying a consideration therefor, and in connection therewith to release the obligation on the bond secured by such mortgage, and to exercise and enforce in any action, suit or proceeding at law or in equity any rights or remedies in respect to any mortgage or guarantee.

                           (k) To repair, alter or improve any buildings which
                  may be on any real estate forming part of the trust fund or to erect entirely new structures thereon.

                           (l) To exercise the right to vote any securities held
                  in the trust, or to grant proxies to vote such securities, except to the extent that the right to vote any such securities may specifically be designated to another hereunder.

                           (m) To make loans from the trust to participants in
                  accordance with the provisions of Section 4.12.

                           (n) To receive and hold, as part of the trust fund,
                  direct transfers (as described in Section 16) and rollovers, (as described in Section 17), subject to all limitations and requirements set forth in the plan.

                           (o) To acquire life insurance policies in accordance
                  with Section 20 of the plan.

                           (p) To permit participants to direct the investments
                  and reinvestments of the amounts credited to their accounts in accordance with the provisions of Section 23.

                           (q) To transfer, at any time and from time to time, a
                  portion of the assets held by it pursuant to this plan to any common trust fund within the meaning of Section 584 of the Code or to any trust which is qualified under Section 401(a) and exempt under Section 501(a) of the Code, and which common trust fund is maintained as a medium for the pooling of funds of pension and profit-sharing trusts for diversifying investments. The terms and provisions of any such trust shall, upon such transfer and execution, be incorporated by reference into this plan to the extent of the assets so transferred.

                           (r) To transfer monies of this trust to a separate
                  fund or funds maintained solely for the assets of the trust established with respect to the plan maintained by the Employer, which fund or funds shall not be commingled, pooled or consolidated for investment with assets of another qualified trust. Each such fund shall be referred to herein as an "Investment Fund" and collectively as "Investment Funds." Assets transferred to an Investment Fund shall be invested and reinvested by the Trustee in accordance with the provisions of this Section 18.

                           (s) To do all acts and to exercise any and all
                  powers, although not specifically set forth herein, as the Trustee may deem are for and in the best interest of the plan, the participants and beneficiaries.

                  18.1.2. The Board may at any time direct the Trustee to segregate all or a specified portion of the trust assets into a separate fund (the "directed fund") and invest it in accordance with the directions of one or more investment managers appointed by the Board, subject to the following provisions:

                           (a) Any investment manager so appointed shall (i) be
                  registered as an investment advisor under the Investment Advisers Act of 1940; (ii) be a bank, as defined in the Investment Advisers Act of 1940; or (iii) be an insurance company qualified under the laws of more than one state to manage, acquire and dispose of assets of the trust under the plan.

                           (b) The Board shall deliver to the Trustee a copy of
                  a written acknowledgment by the investment manager that it meets the requirements of paragraph (a), that it is a fiduciary with respect to the plan, and that it has accepted appointment as an investment manager. The Trustee shall be protected in assuming that the appointment of an investment manager remains in effect until the Trustee shall be notified in writing by the Board that such investment manager has been removed or has resigned.

                           (c) The Trustee shall invest and reinvest the
                  directed funds only to the extent and in the manner directed by the investment manager. If the Trustee has not received instructions from an investment man-ager with respect to the investment of all or a part of the directed fund, the Trustee shall invest such amounts in interest bearing obligations having maturities of 90 days or less, or in a common fund comprised substantially of such obligations, until directed otherwise by the investment manager.

                           (d) Any investment manager may from time to time
                  issue orders for the purchase or sale of securities directly to a broker or dealer, and the Trustee, upon direction from the investment manager, shall execute and deliver appropriate trading authorization. Written notice of the issuance of each order and of execution of each order shall be authority to the Trustee to receive securities purchased against payment therefor and to deliver securities sold against receipt of the proceeds therefrom, as the case may be.

                           (e) Upon removal or resignation of an investment
                  manager, and pending appointment of a substitute investment manager, the Trustee shall invest any uninvested cash in the manner described in paragraph (c), and shall not sell or liquidate any investments of the directed fund.

                           (f) No plan fiduciary other than an investment
                  manager shall be liable for any act or omission of such investment manager unless such fiduciary participates knowingly in, or knowingly undertakes to conceal, such act or omission which such fiduciary knows to be a breach of the fiduciary responsibility of the investment manager with respect to the plan. Further, no plan fiduciary other than an investment manager shall be under any obligation to invest or otherwise manage the assets of the plan that are subject to the management of the investment manager and, to the maximum extent permitted by ERISA, the plan fiduciaries other than the investment manager shall have no liability or responsibility for acts or failures to act as directed by the investment manager, or, subject to paragraph (c), failing to act in the absence of any such direction.

                  18.1.3. Notwithstanding any other provision of Section 18, the following provisions shall apply:

                           (a) Subject to the requirements of Section 23, each
                  participant in the plan may direct the Trustee by acting through the Committee with respect to the investment or reinvestment of all or any portion of the amount allocated to his benefit under the plan; and

                           (b) Subject to the provisions of Section 8.1 and
                  paragraph (a) immediately preceding, the Committee may direct the Trustee with respect to the investment or reinvestment of assets of the trust, including contributions not yet invested, in one or more common trust funds described in Section 18.1.1(q).

                  18.1.4. Notwithstanding any other provisions of Section 18, in no event shall the Trustee exercise any powers under the plan in a manner that will constitute a prohibited transaction as defined in
         Section 4975 of the Code and in Section 406 of ERISA.

                  18.1.5. The Trustee shall be fully protected in acting upon any instrument, certificate, letter or other documents which the Trustee believes to be genuine. No person dealing with the Trustee shall be required to inquire into the decisions or authorities of the Trustee or to see to the application by the Trustee of any properties involved in any transaction; provided, that this provision shall not relieve any plan fiduciary dealing with the Trustee from fulfilling his fiduciary duty. For the purposes of this plan, the "fiduciary duty" of the plan fiduciaries (including the Trustee) shall include the duties specified in Sections 8.1 and 9, the obligation not to enter into prohibited transactions as described in Section 18.1.4, and all other duties imposed on the respective plan fiduciaries under ERISA.

                  18.1.6. In the management of the trust fund, the Trustee may employ agents and delegate to them such ministerial and limited discretionary duties as the Trustee shall see fit, and the Trustee shall not be responsible for any loss occasioned by any such agent unless the Trustee shall commit a breach of its fiduciary duty (as defined in Section 18.1.5) in the designation of such agent, in establishing or implementing a procedure for making such designation, or in continuing such designation in effect. The Trustee may consult with counsel of its own selection, who may also be of counsel to the Sponsor. The reasonable compensation or fees charged by all such persons for their services shall be deemed to be expenses of administration of the trust.

                  18.1.7. All real and personal property taxes, income taxes and other taxes of any and all kinds whatsoever upon or in respect of the trust hereby created or any money, income or property forming a part thereof, and all expenses actually and properly incurred in the administration of the trust, shall be paid by the Trustee out of principal or income of the trust, as the Trustee shall determine; provided, that the Employer may, in the discretion of the Board, pay any of the expenses incurred in the administration of the trust. The payment out of the trust of any taxes and expenses authorized in this
         Section 18.1.7, and the payment of all other costs, expenses or compensation authorized by this plan to be paid out of the trust, shall be deemed to be for the exclusive benefit of the participants under the plan.

                  18.2. Accountings: The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions and proceedings of the trust and all such accounts and other records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Board or the Committee. Within 120 days after the end of each plan year, and at such other times as the Board may reasonably require, the Trustee shall prepare and deliver to the Committee a statement of its accounts and proceedings for such plan year. Each such statement shall be certified as accurate by the Trustee and, with respect to the plan year in question, shall contain the following:

                  (a) A statement of assets and liabilities aggregated by categories and valued at fair market value as of the close of the plan year in question.

                  (b) A statement setting forth changes in the net assets available for plan benefits, including a statement of receipts and disbursements during the plan year, aggregated by general source and application.

                  (c) A statement setting forth all assets held for investment purposes aggregated and identified by issuer, borrower, lessor or similar party to the transaction, maturity date, rate of interest, collateral, par or maturity value, cost and current fair market value.

                  (d) A statement setting forth all loans or fixed income obligations which were in default as of the close of the plan year or were classified during the plan year as uncollectible, and such detailed information with respect thereto as is required by ERISA to be included in the annual report to be filed with the Internal Revenue Service.

                  (e) A statement setting forth all leases which were in default as of the close of the plan year or were classified during the plan year as uncollectible, and such detailed information with respect thereto as is required by ERISA to be included in the annual report to be filed with the Internal Revenue Service.

                  (f) If some or all of the assets of the trust are held in a guaranteed investment contract issued by a legal reserve life insurance company, such information as is required by the plan administrator to comply with the requirement to file an annual report with the Internal Revenue Service.

                  (g) A statement setting forth each reportable transaction (as defined in ERISA), including such detailed information with respect thereto as is required by ERISA to be included in the annual report to be filed with the Internal Revenue Service.

                  (h) If some or all of the assets of the trust are held in a common or collective trust maintained by the Trustee, the most recent annual statement of assets and liabilities of said common or collective trust.

                  (i) Such other information as may reasonably be required by the plan administrator to comply with the requirements to file an annual report with the Internal Revenue Service.

                  18.3. Compensation of Trustee: As compensation for its services hereunder, the Trustee shall be entitled to retain or receive out of the trust fund (subject to the provisions of Section 18.1.6) compensation in accordance with its usual schedule of fees in effect at the time of performance of such services, but not in excess of reasonable compensation for such services.

                  18.4. Responsibilities and scope of duties of Trustee: The Trustee hereby agrees to hold in trust and administer the fund hereunder, subject to all of the terms and conditions of the plan, and to render an annual accounting as provided in Section 18.2. The Trustee shall act in accordance with written instructions or directions of the Committee made in conformity with ERISA and the terms of the plan, and signed by an authorized representative of the Committee. In carrying out such instructions or directions, the Trustee shall not be obligated to inquire into the purpose or purposes for such instructions or directions or whether such instructions or directions are consistent with the plan or are otherwise proper.

                  18.5. Failure to direct Trustee: If at any time the Employer or the Committee shall be incapable for any reason of giving instructions, directions or authorizations to the Trustee as herein provided, the Trustee may act without such instructions, directions or authorizations as it, in its discretion, shall deem appropriate or advisable under the circumstances for carrying out the provisions of the plan.

                  Section 19.               Qualification of Plan:
                  ----------                ---------------------

                  19.1. If the plan is not a standardized form plan, the Employer shall promptly submit the plan (including the Adoption Agreement and all necessary supporting documents), and all amendments permitted under Section
8.1.2 which are made by the Employer to the plan, to the Internal Revenue Service with a request for a determination letter that the plan as applied to the Employer meets the qualification requirements of Section 401(a) of the Code and that the trust constituting a part of the plan is exempt under Section 501(a) of the Code.

                  19.2. Should the Internal Revenue Service determine pursuant to such initial submission that the plan as applied to the Employer does not so qualify, the following procedures shall be followed:

                  19.2.1. Notwithstanding any other provisions of the plan, the plan as applied to the Employer shall be deemed cancelled, the Employer shall not be a party to the plan, and no employee of the Employer or person claiming under any such employee shall have any right or claim to any asset or benefit of the trust fund, except as provided in
         Section 19.2.3.

                  19.2.2. The Trustee shall liquidate the trust of the Employer and, after paying or making provision for the compensation of the Trustee and any expenses of admini-stration or liquidation of the trust, shall pay the balance of the proceeds of such liquidation to the Employer.

                  19.2.3. The Employer shall refund to each employee the amount of any contribution made by him (or, if less, the amount of such contribution then in his account).

                  19.3. The Employer shall promptly advise the Trustee should it be notified by the Internal Revenue Service that the plan as applied to the Employer is no longer qualified as specified in Section 19.1. If the plan as applied to the Employer is disqualified, such plan will no longer participate in this master plan and will be considered an individually designed plan. In all such cases all sums then held in the trust for the account of the Employer shall be segregated or otherwise disposed of for the exclusive benefit of the employees of the Employer within 30 days after final determination of disqualification.

                  Section 20.               Purchase of Insurance Policies:
                  ----------                ------------------------------

                  Notwithstanding any other provisions of the plan, if permitted by the Adoption Agreement, each participant, acting through the Committee, may direct the Trustee to invest a portion of his Employer contribution account, and all or a portion of his employee contribution account or mandatory contribution account (the "participant's contribution accounts"), if any, in one or more life insurance policies (including ordinary or individual term life insurance policies, or any combination thereof) issued on the life of the participant by a legal reserve life insurance company, subject to the following provisions:

                  20.1. Premiums paid on each such policy shall be paid from the trust and charged first against the participant's Employer contribution account, subject to the limitations of Section 20.2. Any premiums not so charged to his Employer contribution account shall be charged in the following order to his mandatory contribution account or employee contribution account, if any. The dividends and any other policy credits shall be used to reduce the annual premiums on such policy.

                  20.2. The aggregate of the premiums paid on all ordinary life insurance policies at any time charged to the participant's Employer contribution account shall be less than 50% of the aggregate of the Employer contributions allocated to such account; the aggregate of the premiums paid on all indi-vidual term life insurance policies (including universal life insurance) at any time charged to the participant's employer contribution account shall be less than 25% of the aggregate of the Employer contributions allocated to such account; and the sum of the amount charged to the participant's Employer contribution account for payment of the premiums with respect to individual term life insurance policies and one-half of the premiums with respect to ordinary life insurance policies shall not exceed 25% of the aggregate of the Employer contributions allocated to such account. No part of the participant's deductible contribution account shall be used to purchase life insurance. For purposes of this Section 20, "ordinary life insurance policies" are policies with both nondecreasing death benefits and nonincreasing premiums.

                  20.3. The Trustee shall apply for and will be the owner of any insurance contract purchased under the plan. Such insurance contract must provide that proceeds shall be payable to the Trustee, however, the Trustee shall be required to pay over all such proceeds to the participant's designated beneficiary in accordance with the provisions of Section 4.6 of the plan. A participant's spouse shall be the designated beneficiary of the proceeds in all circumstances unless a qualified election has been made in accordance with
Section 4.7.3(d). Under no circumstances shall the trust retain any part of the proceeds. In the event there shall be a conflict between the terms of any policy and the terms of the plan, the terms of the plan shall control.

                  20.4. Subject to the requirements of Section 4.7, as of the adjustment date as of which distribution to a participant shall commence as provided in Section 4, the Trustee, as directed by the Committee, shall either convert any ordinary life insurance policy into cash or distribute such policy to the participant. If such policy is converted into cash, such cash shall be credited to his Employer contribution account, or participant's contribution accounts, in the same proportion as aggregate premium payments were charged to each respective account, and paid or applied in accordance with the provisions of the plan applicable to the payment of benefits. The issue date of each such policy shall be an adjustment date.

                  20.5. Notwithstanding any other provision of the plan, the insured participant shall have a fully vested interest in each such policy. If the participant shall die at a time when one or more policies with respect to him are held by the trust, the proceeds of each such policy shall be added to any other amounts payable with respect to him under the plan, and such sum (subject to adjustment under Section 6) shall constitute part of his accrued benefit.

                  20.6. If for any reason a premium on a policy cannot be paid, the Trustee, as directed by the Committee in a nondiscriminatory manner, shall:
(i) convert the policy into a paid up policy; (ii) surrender the policy; (iii) sell the policy to the participant for its then net cash surrender value; or
(iv) borrow against the loan value of the policy the amount necessary to pay the premium due, which loan plus interest shall be a charge against the loan value (or death proceeds) of such policy. If an insured participant shall elect not to continue in force a policy issued with respect to his life, the Trustee, as directed by the Committee, shall either surrender the policy or sell the policy to the participant for its then net cash surrender value. A paid up policy shall be held in the trust for future distribution to the insured participant or his beneficiary in accordance with the applicable provisions of the plan. The proceeds of any policy which is surrendered or sold to the participant shall be credited to the participant's account. Any policy loan may be repaid or may be continued by the Trustee, as directed by the Committee in a nondiscriminatory manner, subject to the provisions of Section 20.2.

                  20.7. In lieu of acquiring a new policy with respect to a participant, the Trustee may purchase from such participant any life insurance policy then outstanding on his life; provided, such purchase shall satisfy the fiduciary standards described in Section 8.1 and the consideration paid for such purchase shall not exceed the lesser of (i) the cash surrender value of such policy or (h) the then accrued benefit of such participant. In no event shall the Trustee assume any loan, mortgage or similar lien to which such policy shall be subject.

                  20.8. To the extent not inconsistent with the foregoing provisions of this Section 20, the Committee may direct the Trustee with respect to any other matters involving any such policy under the plan.

                  Section 21.               Special Top-Heavy Provisions:
                  ----------                ----------------------------

                  The following special provisions shall apply and supersede any conflicting provisions in the plan or Adoption Agreement with respect to any plan year beginning after December 31, 1983 in which the plan is determined to be top-heavy:

                  21.1. Definitions: 'Me following definitions shall apply for purposes of this Section 21:

                  21.1.1. "Determination date" shall mean for any plan year subsequent to the first plan year, the last day of the preceding plan year. For the first plan year of the plan, the last day of that year shall be the determination date.

                  21.1.2. "Key employee" shall mean any employee or former employee (and the beneficiaries of such employee) who at any time during the determination period was an officer of the Employer if such individual's annual compensation exceeds 150% of the dollar limitation under Section 415(b)(1)(A) of the Code, an owner (or considered an owner under Section 318 of the Code) of one of the 10 largest interests in the Employer if such individual's compensation exceeds 100% of the dollar limitation under Section 415(c)(1)(A) of the Code, a 5 % owner of the Employer, or a 1% owner of the Employer who has an annual compensation of more than $150,000. Annual compensation means compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the employee's gross income under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code. The determination period is the plan year containing the determination date and the preceding 4 plan years. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

                  21.1.3. "Permissive aggregation group" shall mean the required aggregation group of plans plus any other plan or plans of the Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

                  21.1.4. "Present value" shall mean the present value determined by reference to the interest and mortality rates specified in Adoption Agreement.

                  21.1.5. "Required aggregation group" shall mean (a) each qualified plan of the Employer in which at least one key employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (b) any other qualified plan of the Employer which enables a plan described in (a) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

                  21.1.6. "Top-heavy plan" shall mean, for any plan year beginning after December 31, 1983, this plan if any of the following conditions exists:

                           (a) The top-heavy ratio for this plan exceeds 60% and
                  this plan is not part of any required aggregation group or permissive aggregation group of plans.

                           (b) This plan is a part of a required aggregation
                  group of plans but not part of a permissive aggregation group and the top-heavy ratio for the group of plans exceeds 60%.

                           (c) This plan is a part of a required aggregation
                  group and part of a permissive aggregation group of plans and the top-heavy ratio for the permissive aggregation group exceeds 60%.

                  21.1.7.  "Top-heavy ratio" shall mean the following:

                           (a) If the Employer maintains one or more defined
                  contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the 5 year period ending on the determination date(s) has or has had accrued benefits, the top-heavy ratio for this plan alone or for the required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the accrued benefits of all key employees as of the determination date(s) [including any part of any accrued benefit distributed in the 5 year period ending on the determination date(s)], and the denominator of which is the sum of all accrued benefits [including any part of any accrued benefit distributed in the 5 year period ending on the determination date(s)], both computed in accordance with Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

                           (b) If the Employer maintains one or more defined
                  contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5 year period ending on the determination date(s) has or has had any accrued benefits, the top-heavy ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of accrued benefits under the aggregated defined contribution plan or plans for all key employees, determined in accordance with paragraph (a) above, and the present value of accrued benefits under the aggregated deferred benefit plan or plans for all key employees as of the determination date(s), and the denominator of which is the sum of the accrued benefits under the aggregated defined contribution plan or plans for all participants, determined in accordance with paragraph (a) above, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the determination date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of an accrued benefit made in the 5-year period ending on the determination date.

                           (c) For purposes of paragraphs (a) and (b) above, the
                  value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12 month period ending on the determination date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a participant (1) who is not a key employee but who was a key employee in a prior year, or
                  (2) who has not been credited with at least one hour of service with any employer maintaining the plan at any time during the 5 year period ending on the determination date will be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of com-puting the top-heavy ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year. The accrued benefit of a participant other than a key employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

                  21.1.8. "Valuation date" shall mean the adjustment date defined in Section 1.3.

                  21.2. Top-heavy requirements: Notwithstanding any other provisions of the plan, the plan must satisfy the following requirements for any plan year in which the plan is a top-heavy plan:

                  21.2.1. Minimum allocation requirements: Except as otherwise provided in (a) and (b) below, the Employer contributions and forfeitures allocated on behalf of any participant who is not a key employee shall not be less than the lesser of 3% of such participant's compensation or, in the case where the Employer has no defined benefit plan which designates this plan to satisfy Section 401 of the Code, the largest percentage of Employer contributions and forfeitures (as a percentage of the first $200,000 of the key employee's compensation) allocated on behalf of any key employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other plan provisions, the participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year, because of (i) the participant's failure to complete 1,000 hours of service (or any equivalent provided in the plan), (ii) the participant's failure to make mandatory employee contributions to the plan, or (iii) compensation less than a stated amount. For purposes of computing the minimum allocation, compensation shall mean compensation as defined in Section 1.10 of the plan. The provisions of this Section 21.2.1 shall not apply: (a) to any participant who was not employed by the Employer on the last day of the plan year, or (b) to any participant to the extent the participant is covered under any other plan or plans of the Employer and the Employer has provided in Section 21.2.1 of the Adoption Agreement that the minimum allocation or benefit requirement applicable to top-heavy plans will be met in the other plan or plans. The minimum allocation required (to the extent required to be nonforfeitable under Section 416(b) of the Code) may not be forfeited under Section 411(a)(3)(B) or 411(a)(3)(D) of the Code. Notwithstanding the foregoing, if this plan and any other defined contribution plan of the Employer are paired plans, the Employer shall provide a minimum allocation under one such plan equal to 3% of compensation for each non-key employee who is entitled to a minimum allocation under each of the paired plans.

                  21.2.2. Minimum vesting requirements: For any plan year in which this plan is top-heavy, one of the minimum vesting schedules as elected by the Employer in the Adoption Agreement shall automatically apply to the plan. The minimum vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code except those attributable to employee contributions, including benefits accrued before the effective date of Section 416 and benefits accrued before the plan became top-heavy. Further, no reduction in vested benefits may occur in the event the plan's status as top-heavy changes for any plan year. However, this Section 21.2.2 does not apply to the accrued benefits of any employee who does not have an hour of service after the plan has initially become top-heavy and such employee's accrued benefit attributable to Employer contributions and forfeitures will be determined without regard to this section.

                  Section 22.               Limitations on Allocations:
                  ----------                --------------------------

                  Limitations on allocations: In administering the plan, the following special provisions shall apply:

                  22.1. The following provisions shall apply if the participant does not participate in, and has never participated in, another qualified plan, welfare benefit fund defined in Section 419(e) of the Code, or an individual medical account defined in Section 415(l)(2) of the Code, maintained by the Employer, which provides an annual addition defined in Section 22.5.1:

                  22.1.1. The amount of annual additions which may be credited to the participant's account for any limitation year shall not exceed the lesser of the maximum permissible amount or any other limitation contained in this plan. If the Employer contribution that would otherwise be contributed or allocated to the participant's account would cause the annual additions for the limitation year to exceed the maximum permissible amount, the amount contributed or allocated shall be reduced so that the annual additions for the limitation year will equal the maximum permissible amount.

                  22.1.2. Prior to determining the participant's actual compensation for the limitation year, the Employer may determine the maximum permissible amount for a participant on the basis of a reasonable estimation of the participant's compensation for the limitation year, uniformly determined for all participants similarly situated.

                  22.1.3. As soon as administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year shall be determined on the basis of the participant's actual compensation for the limitation year.

                  22.1.4. If pursuant to Section 22.1.3 or as a result of an allocation of forfeitures there is an excess amount, the excess will be disposed of as provided in the Adoption Agreement.

                  22.2. The following provisions shall apply if, in addition to this plan, the participant is covered under another qualified master or prototype defined contribution plan, a welfare benefit fund defined in Section 419(e) of the Code, or an individual medical account defined in Section 415(l)(2) of the Code, maintained by the Employer, which provides an annual addition as defined in Section 22.5.1 during any limitation year:

                  22.2.1. The annual additions which may be credited to a participant's account under this plan for any such limitation year shall not exceed the maximum permissible amount reduced by the annual additions credited to a participant's account under the other plans and welfare benefit funds for the same limitation year. If the annual additions with respect to the participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the maximum permissible amount and the Employer contribution that would otherwise be contributed or allocated to the participant's account under this plan would cause the annual additions for the limitation year to exceed this limitation, the amount contributed or allocated shall be reduced so that the annual additions under all such plans and funds for the limitation year will equal the maximum permissible amount. If the annual additions with respect to the participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the maximum permissible amount, no amount shall be contributed or allocated to the participant's account under this plan for the limitation year.

                  22.2.2. Prior to determining the participant's actual compensation for the limitation year, the Employer may determine the maximum permissible amount for a participant in the manner described in
         Section 22.1.2.

                  22.2.3. As soon as administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year shall be determined on the basis of the participant's actual compensation for the limitation year.

                  22.2.4. If, pursuant to Section 22.2.3 or as a result of the allocation of forfeitures, a participant's annual additions under this plan and such other plans would result in an excess amount for a limitation year, the excess amount shall be deemed to consist of the annual additions last allocated, except that annual additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

                  22.2.5. If an excess amount was allocated to a participant on an adjustment date of this plan which coincides with an adjustment date of another plan, the excess amount attributed to this plan will be the product of (A) multiplied by (B), where (A) is the total excess amount allocated as of such date, and (B) is the ratio of (i) the annual additions allocated to the participant for the limitation year as of such date under this plan to (ii) the total annual additions allocated to the participant for the limitation year as of such date under this and all other qualified master or prototype defined contribution plans.

                  22.2.6. Any excess amount attributed to this plan will be disposed in the manner described in Section 22.1.4.

                  22.3. If the participant is covered under another qualified defined contribution plan maintained by the Employer which is not a master or prototype plan, annual additions which may be credited to the participant's account under this plan for any limitation year shall be limited in accordance with Sections 22.2.1 through 22.2.6 as though the other plan were a master or prototype plan unless the Employer provides other limitations in Section 22 of the Adoption Agreement.

                  22.4. If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any participant in this plan, the sum of the participant's defined benefit plan fraction and defined contribution plan fraction shall not exceed 1.0 in any limitation year. The annual additions which may be credited to the participant's account under this plan for any limitation year shall be limited in accordance with Section 22 of the Adoption Agreement.

                  22.5. Definitions: For purposes of this Section 22, the following definitions shall apply:

                  22.5.1. "Annual additions" shall mean the sum of the following amounts credited to a participant's account for the limitation year:

                           (a)      Employer contributions;

                           (b)      forfeitures; and

                           (c)      nondeductible employee contributions.

         For this purpose, any excess amount applied under Sections 22.1.4 or
         22.2.6 in the limitation year to reduce Employer contributions will be considered annual additions for such limitation year. Amounts allocated, after March 31, 1984, to an individual medical account, as defined in Section 415(l)(1) of the Code, which is part of a pension or annuity benefit plan maintained by the Employer, shall be treated as annual additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer, are treated as annual additions to a defined contribution plan.

                  22.5.2. "Compensation" shall mean a participant's earned income, wages, salaries, and fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), and excluding the following:

                           (a) Employer contributions to a plan of deferred
                  compensation which are not includible in the employee's gross income for the taxable year in which contributed, Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the employee, or any distributions from a plan of deferred compensation;

                           (b) Amounts realized from the exercise of a
                  nonqualified stock option, or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                           (c) Amounts realized from the sale, exchange or other
                  disposition of stock acquired under a qualified stock option; and

                           (d) Other amounts which receive special tax benefits,
                  contributions made by the Employer (whether or not under a salary reduction agreement) toward the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the employee).

         For purposes of applying the limitations of this Section 22, compensation for a limitation year is the compensation actually paid or includible in gross income during such year. Notwithstanding the preceding sentence, compensation for a participant in a defined contribution plan who is permanently and totally disabled (as defined in Section 22(e)(3) of the Code) is the compensation such participant would have received for the limitation year if the participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled; such imputed compensation for the disabled participant may be taken into account only if the participant is not a highly compensated employee (as defined in Section

         414(q) of the Code) and contributions made on behalf of such participant are nonforfeitable when made.

                  22.5.3. "Defined benefit fraction" shall mean a fraction, the numerator of which is the sum of the participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125% of the dollar limitation determined for the limitation year under Sections 415(b) and (d) of the Code or 140% of the highest average compensation, including any adjustments under
         Section 415(b) of the Code. Notwithstanding the above, if the participant was a participant as of the first day of the first limitation year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction shall not be less than 125% of the sum of the annual benefits under such plans which the participant had accrued as of the close of the last limitation year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 of the Code for all limitation years beginning before January 1, 1987.

                  22.5.4. "Defined contribution dollar limitation" shall mean $30,000 or, if greater, 25 % of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the limitation year.

                  22.5.5. "Defined contribution fraction" shall mean a fraction, the numerator of which is the sum of the annual additions to the participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior limitation years (including the annual additions attributable to the participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the annual additions attributable to all welfare benefit funds defined in Section 419(e) of the Code, and individual medical accounts defined in Section 415(l)(2) of the Code, maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior limitation years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any limitation year is the lesser of 125% of the dollar limitation in effect under Section 415(c)(1)(A) of the Code or 35% of the participant's compensation for such year. If the employee was a participant as of the end of the first day of the first limitation year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction shall be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this plan. Under the adjustment, an amount equal to the product of (A) multiplied by
         (B), where (A) is the excess of the sum of the fractions over 1.0, and
         (B) is the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last limitation year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the Section 415 limitation applicable to the first limitation year beginning on or after January 1, 1987. The annual addition for any limitation year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as annual additions.

                  22.5.6. "Employer" shall mean (for purposes of this Section
         22) the Employer that adopts this plan, and all affiliated employers.

                  22.5.7. "Excess amount" shall mean the excess of the participant's annual additions for the limitation year over the maximum permissible amount.

                  22.5.8. "Highest average compensation" shall mean the average compensation for the 3 consecutive years of service with the Employer that produces the highest average. A year of service with the Employer is the 12 consecutive month period defined in Section 1.37.

                  22.5.9. "Limitation year" shall mean a calendar year or the 12 consecutive month period elected by the Employer in the Adoption Agreement. All qualified plans maintained by the Employer must use the same limitation year. If the limitation year is amended to a different 12 consecutive month period, the new limitation year must begin on a date within the limitation year in which the amendment is made.

                  22.5.10. "Master or prototype plan" shall mean a plan which is the subject of a favorable opinion letter from the Internal Revenue Service.

                  22.5.11. "Maximum permissible amount" shall mean the maximum annual addition that may be contributed or allocated to a participant's account under the plan for any limitation year, which shall not exceed the lesser of (a) the defined contribution dollar limitation, or (b) 25% of the participant's compensation for the limitation year. The compensation limitation referred to in clause (b) of the preceding sentence shall not apply to any contribution for medical benefits (within the meaning of Sections 401(h) or 419A(f)(2) of the Code) which is otherwise treated as an annual addition under Section 415(l)(1) or 419A(d)(2) of the Code. If a short limitation year is created because of an amendment changing the limitation year to a different 12 consecutive month period, the maximum permissible amount shall not exceed the defined contribution dollar limitation multiplied by the following fraction:

                              Number of months
                         in the short limitation year
                         ----------------------------
                                    12

                  22.5.12. "Projected annual benefit" shall mean the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the participant would be entitled under the terms of the plan assuming:

                           (a) the participant will continue employment until normal retirement age under the plan (or current age, if later), and

                           (b) the participant's compensation for the current
                  limitation year and all other relevant factors used to determine benefits under the plan will remain constant for all future limitation years.

                  Section 23.               Participant Directing Investment:
                  ----------                --------------------------------

                  Notwithstanding any other provisions of the plan, to the extent permitted by the Adoption Agreement, each partici-pant having an amount to his credit under the plan may, acting through the Committee, direct the Trustee as to the investment or reinvestment of his account subject to the following provisions:

                  23.1. If elected by the Employer in the Adoption Agreement and subject to the provisions of Section 23.1.7, the following provisions shall apply:

                  23.1.1. As provided in this Section 23. 1, a participant shall be entitled to direct the Trustee as to the investment and reinvestment of the amount credited to his account among the separate funds within the Diversified Funds [subject to the limitations in Section 18.1.1(q)], the Self-Employed Funds [subject to the limitations in
         Section 18.1.1(r)], or any Investment Fund [subject to the limitations in Section 18.1.1(s)]. Each such fund of the Diversified Funds, Self-Employed Funds or Investment Fund shall be referred to herein as a "Directed Investment Fund."

                  23.1.2. With respect to each participant so directing the Trustee, the Committee shall keep with respect to the amount to his credit in each Directed Investment Fund accounts subsidiary to each of his separate accounts described in Section 1.1. Each of such subsidiary accounts shall be referred to as a "fund account."

                  23.1.3. Except as otherwise specifically provided herein, each fund account shall be adjusted as of each adjustment date in the manner provided in the applicable provisions of Section 6, as if it were the entire account of the participant to which it is subsidiary, with respect to distributions and forfeitures allocated to it and with respect to its share of the net income or net loss of the Directed Investment Fund of which it is a part. Distributions from the accounts of the participant, any forfeitures allocated thereto, and any amounts forfeited by such participant under Section 5.3 due to a termination of service, shall be allocated by the Trustee among the appropriate fund accounts in the same manner as any Employer contribution would be allocable among such fund accounts.

                  23.1.4. By written notice to the Committee on a form approved by the Trustee at least 15 days prior to any adjustment date, a participant shall be entitled to designate one or more of the Directed Investment Funds with respect to which there shall be credited to his appropriate fund account all or a specified percentage of any contribution allocable to him as of such adjustment date; provided that such specified percentage shall be a whole number percent from 1-100%. Such designation shall remain in effect for each succeeding adjustment date unless the participant shall file a timely application providing for a different designation with respect to any such succeeding adjustment date. If for any reason a participant shall not have made an effective designation with respect to the entire contribution allocable to him as of any adjustment date, such contribution for which no designation was made shall be invested by the Trustee subject to the direction of the Committee.

                  23.1.5. By written notice to the Committee on a form approved by the Trustee at least 15 days prior to any adjustment date, a participant shall be entitled to direct that all or specified percentage (which shall be a whole number percent from 1-100%) of the amount credited to any of his accounts or fund accounts be transferred to any other appropriate fund account as of such adjustment date.

                  23.1.6. The Committee shall notify the Trustee of all directions made in accordance with Section 23.1.4 and 23.1.5 as soon as practicable following their receipt.

                  23.1.7. The Trustee shall have and may exercise all powers necessary or advisable in order to implement the provisions of this
         Section 23. 1. To the extent approved by the Trustee, the Committee may promulgate rules or bylaws supplementing and implementing the provisions of this Section 23.1. If it is not practicable for the Trustee to effect the transfer of funds on any date provided in this
         Section 23.1, the Trustee shall effect such transfer on the first practicable date thereafter.

                  23.2. If elected by the Employer (which is not an unincorporated employer) in the Adoption Agreement and subject to the provisions of Section 23.2.10, the following provisions shall apply:

                  23.2.1. As provided in this Section 23.2, a participant who is fully vested in his accrued benefit shall be entitled to direct the Trustee as to the investment and reinvestment of his account to the extent not so directed under Section 23.1.

                  23.2.2. Each participant desiring to direct the investment of his account must file written notice of his election with the Committee on a form approved by the Trustee at least 15 days prior to the adjustment date with respect to which such election is to be effective. The Committee shall provide the Trustee with a copy of the election form as soon as practicable following its receipt. On or after the date such election becomes effective, the participant shall direct the Trustee in writing as to how his account shall be invested from time to time. Except as otherwise provided pursuant to this Section 23, an election by a participant shall remain in effect until revoked. To revoke an election, a participant must file written notice of such revocation with the Committee on a form approved by the Trustee on or before the adjustment date as of which such revocation is to be effective. The Committee shall provide the Trustee with a copy of the revocation as soon as practicable following its receipt. Notwithstanding the foregoing, the election of a participant to direct the investment of his account shall become ineffective as of the adjustment date as of which payment of his vested accrued benefit shall commence.

                  23.2.3. The account of a participant shall be invested and reinvested by the Trustee as specified by the participant in his written direction to the Trustee. Such direction shall be made in the manner specified by the Trustee. The investment categories shall be limited to those specified in Section 23.2.4, provided that the Trustee shall not invest any portion of a directed investment account in collectibles (as defined in Section 408(m) of the Code). The Trustee shall comply with the participant's direction as soon as practicable. The direction of the participant shall remain in effect until new direction is received by the Trustee. If the participant shall direct the Trustee to purchase or sell common or preferred stocks or options to buy or sell such stocks, he may specify the brokerage firm from which or to which such stock or options shall be purchased or sold. If the participant fails to direct (or improperly directs) the Trustee as to the investment and reinvestment of any portion of his account, such portion shall be invested by the Trustee in interest-bearing obligations with maturities of 90 days or less (hereinafter "money market investments"), or in a common fund comprised substantially of money market investments, which common fund may be a separate fund within the Diversified Funds [subject to the limitations in Section 18.1.1(q)] or the Self-Employed Funds [subject to the limitations in Section 18.1.1(r)]. Direction by a participant to the Trustee shall be deemed ineffective and need not be followed by the Trustee if such direction is, in the judgment of the Trustee, incomplete, unclear or clearly contrary to the provisions of the plan. The participant shall be notified by the Trustee as soon as practicable that his direction is ineffective, and the account of the participant shall continue to be invested by the Trustee in accordance with any prior effective direction. If there is no prior effective direction, such account shall be invested by the Trustee in money market investments until such time as the Trustee receives an effective direction from such participant.

                  23.2.4. A participant may direct the Trustee to invest and reinvest his account in (i) common or preferred stocks or options to buy and sell such stocks, (H) bonds, notes or other securities (including commercial paper or other long-term obligations), (iii) mutual funds, (iv) guaranteed investment contracts issued by a legal reserve life insurance company, (v) cash equivalent deposits or accounts (including such deposits or accounts issued by the Trustee), or any combination of (i) through (v).

                  23.2.5. The Committee shall cause the Trustee to segregate the account of the participant from the general assets of the trust as of the adjustment date with respect to which the election of the participant becomes effective. Such segregated account shall be subject to adjustment as of each adjustment date in the manner specified in the applicable provisions of Section 6 as if it composed the entire trust fund.

                  23.2.6. Except as provided in Section 23.2.7, upon the death of the participant his beneficiary shall be entitled to direct the Trustee in the manner specified in Section 23.2.3 as to the investment and reinvestment of the segregated account of the participant until the adjustment date as of which payment of account shall commence under
         Section 4.6.2. In default of such direction, or in the event there are multiple beneficiaries who cannot agree as to such direction, the segregated accounts of the participant shall continue to be invested by the Trustee in accordance with the most recent effective direction of the participant. Amounts in the participant's segregated account shall be distributed in the manner provided in Section 4.6, except that the participant (or beneficiary, if applicable) shall be entitled to direct the Trus-tee to distribute such amounts in cash or in kind, or partly in cash and partly in kind. In default of such direction, or in the event there are multiple beneficiaries who cannot agree as to such direction, the participant's segregated account shall be distributed in cash or in kind, or partly in cash and partly in kind, as directed by the Committee.

                  23.2.7. Notwithstanding the provisions of Section 23.6, in the event the requirements of Section 4.7 shall apply and the participant shall not make a qualified election as defined in Section 4.7.3(d), the election of a participant under this Section 23 shall be ineffective as of the adjustment date coincident with or next following his retirement or death. As soon as practicable following such adjustment date, the Trustee shall convert the assets in which the account of the participant are then invested to cash (except for any assets then consisting of money market investments) and such cash shall be invested in money market investments, except that the Trustee shall set aside a sufficient amount of cash to pay or make provision for payment of retirement benefits or expenses attributable to the account of such directing participants.

                  23.2.8. The exercise of investment direction by a participant shall not cause such participant to be a fiduciary solely by reason of such exercise. Neither the Trustee nor any other fiduciary with respect to the plan shall be liable for any loss or expense which arises from a participant directing the investment of his account or by reason of an ineffective direction or failure of the participant to make such direction. Neither the Committee, the Trustee nor any other fiduciary with respect to the plan shall have any duty to inquire into the investment decisions made by a participant (or beneficiary, if applicable).

                  23.2.9. To the extent practicable and reasonable, the fees of the Trustee and expenses of the trust fund, including by way of illustration and not limitation, brokerage fees, incurred as a result of investment direction by the participant shall be charged against the accounts of the participants in accordance with their proportionate shares of such fees and expenses, unless paid by the Employer on a nondiscriminatory basis.

                  23.2.10. The Trustee shall have and may exercise all powers necessary or advisable in order to implement the
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                                     -104-

         provisions of this Section 23.2. To the extent approved by the Trustee, the Committee may promulgate rules or bylaws supplementing and implementing the provisions of this Section 23.2. If it is not practicable for the Trustee to effect the transfer of funds on any date provided in this Section 23.2, the Trustee shall effect such transfer on the first practicable date thereafter.

                  Section 24.    Miscellaneous Provisions:
                  ----------     ------------------------

                  24.1. Notices: Each participant who is not in service and each beneficiary shall be responsible for furnishing the plan administrator with his current address for the mailing of notices, reports, and benefit payments. Any notice required or permitted to be given to such participant or beneficiary shall be deemed given if directed to such address and mailed by regular United States mail, first class, postage prepaid. If any check mailed to such address is returned as undeliverable to the addressee, mailing of checks will be suspended until the participant or beneficiary furnishes the proper address. This provision shall not be construed as requiring the mailing of any notice or notification otherwise permitted to be given by posting or by other publication.

                  24.2. Lost distributees: A benefit shall be deemed forfeited if the plan administrator is unable after a reasonable period of time, as determined by the Committee, to locate the participant or beneficiary to whom payment is due; provided, however, that such benefit shall be restored from current forfeitures if a valid claim is later made by or on behalf of the participant or beneficiary for the forfeited benefit.

                  24.3. Reliance on data: The Employer, Trustee, and plan administrator shall have the right to rely on any data provided by the participant or any beneficiary, including representations as to age, health, and marital status. Such representations shall be binding upon any party seeking to claim a benefit through a participant, and the Employer, Trustee, and plan administrator shall have no obligation to inquire into the accuracy of any representation made at any time by a participant or beneficiary.

                  24.4. Bonding: Each fiduciary shall be bonded for each plan year to the extent required by ERISA. The bond shall provide protection to the plan against any loss by reason of acts of fraud or dishonesty by the fiduciary alone or in connivance with others. The cost of the bond shall be an expense
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                                     -105-

of the trust and shall be paid from the trust fund unless the Board shall elect for such cost to be paid by the Employer.

                  24.5. Receipt and release for payments: Any payment made from the plan to or with respect to any participant or beneficiary, or pursuant to a disclaimer by a beneficiary, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the plan, the Employer and all fiduciaries with respect to the plan. The recipient of any payment from the plan may be required by the Committee, as a condition precedent to such payment, to execute a receipt and release with respect thereto in such form as shall be acceptable to the Committee.

                  24.6. Headings: The headings and subheadings of the plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

                  24.7. Continuation of employment: The establishment of the plan shall not be construed as conferring any legal or other rights upon any employee or any persons for continuation of employment, nor shall it interfere with the right of the Employer to discharge any employee or to deal with him without regard to the effect thereof under the plan.

                  24.8. Construction: The provisions of the plan shall be construed and enforced according to the laws of the State of Georgia, except to the extent such laws shall be superseded by the provisions of ERISA.